UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Capital City Bank Group, Inc.

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Notice of

2021 Annual Meeting of Shareowners

and Proxy Statement

217 North Monroe Street
Tallahassee, Florida 32301

LETTER TO SHAREOWNERS

217 North Monroe Street

Tallahassee, Florida 32301

March 11, 2021

Dear Fellow Shareowners:

Please join us for our 2021 Annual Shareowners Meeting at 10 a.m., Eastern Time, on Tuesday, April 27, 2021, by visiting: www.virtualshareholdermeeting.com/CCBG2021. I look forward to this opportunity to share highlights from 2020 and discuss near- and longer-term plans for Capital City. I will also be calling for a vote on six important matters.

As a valued Capital City Bank supporter, your vote is important and your Board of Directors encourages you to let your voice be heard. Proxy materials are attached for your convenience and are accessible at www.proxyvote.com along with the 2020 Annual Report. We are distributing Proxy Materials online rather than mailing printed copies as it allows us to expedite delivery to our shareowners through a lower-cost, more environmentally responsible option. You will not receive printed copies unless you request them by following the instructions contained in the Notice of Internet Availability of Proxy Materials.

Whether or not you are able to attend the virtual meeting, I encourage you to vote as soon as possible. By voting your proxy, it ensures your representation at the meeting. We offer several methods of voting for your convenience: by telephone, online at www.proxyvote.com or via mailed proxy card if you received paper copies of your materials.

Thank you for your vote and for your continued support. I look forward to you joining us in April.

Your banker,

William G. Smith, Jr.

Chairman, President,

and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREOWNERS

BUSINESS

(1)    Vote on Adoption of Amendment to Amended and Restated Articles of Incorporation to Declassify the Board and Provide for Annual Election of Directors;

(2)    Vote on 11 nominees for election to the Board of Directors; or, in the event Proposal No. 1 does not pass, vote on three Class III nominees for election to the Board of Directors;

(3)    Consider and vote on the adoption of the 2021 Director Stock Purchase Plan;

(4)    Consider and vote on the adoption of the 2021 Associate Stock Purchase Plan;

(5)    Consider and vote on the adoption of the 2021 Associate Incentive Plan;

(6)    Ask for ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year; and

(7)    Transact other business properly coming before the meeting or any postponement or adjournment of the meeting.

RECORD DATE

Shareowners owning Capital City Bank Group shares at the close of business on February 25, 2021, are entitled to notice of, attend, and vote at the virtual meeting. A list of these shareowners will be available for 10 days before the Annual Meeting between the hours of 9 a.m. and 5 p.m., Eastern Time, at our principal executive offices at 217 North Monroe Street, Tallahassee, Florida 32301.

TIME

10:00 a.m., Eastern Time, April 27, 2021

WHERE

You will be able to attend the meeting online, vote your shares electronically, and submit your questions during the meeting by visiting: www.virtualshareholdermeeting.com/CCBG2021.

To be admitted to the virtual meeting, you must enter the control number found on your proxy card or Notice of Internet Availability of Proxy Materials.

VOTING

Even if you plan to attend the virtual meeting, please provide us your voting instructions in one of the following ways as soon as possible:

     Use the Internet address on the Notice of Internet Availability of Proxy Materials or the proxy card;

     Use the toll-free number on the proxy card, if you received one. You can also find the toll-free number to vote your shares when you access the Internet address on the Notice of Internet Availability of Proxy Materials; or

    Mark, sign, and date the proxy card and return in the enclosed postage-paid envelope. This option is available only to those shareowners who have received a paper copy of a proxy card by mail.

By Order of the Board of Directors

J. Kimbrough Davis
Executive Vice President, Chief Financial Officer, and Corporate Secretary

Tallahassee, Florida
March 11, 2021

Important Notice Regarding the Availability of Proxy Materials for the Shareowners’ Meeting to be Held on April 27, 2021. The Proxy Statement and the Annual Report are available at: www.proxyvote.com.

PROXY STATEMENT

We are providing these Proxy Materials in connection with the solicitation by the Board of Directors (the “Board”) of Capital City Bank Group, Inc., a Florida corporation (“Capital City”), of proxies to be voted at our 2021 Annual Meeting of Shareowners and at any adjournments or postponements of the Annual Meeting.

We will hold our 2021 Annual Meeting at 10:00 a.m., Eastern Time, Tuesday, April 27, 2021, virtually at: www.virtualshareholdermeeting.com/CCBG2021. We are making these Proxy Materials available to our shareowners on or about March 11, 2021.

At Capital City, and in this Proxy Statement, we refer to our employees as “associates.” Also in the Proxy Statement, we refer to Capital City as the “Company,” “we,” or “us” and to the 2021 Annual Meeting as the “Annual Meeting.”

VOTING INFORMATION

Who can vote?

All shareowners of record at the close of business on the record date of February 25, 2021 are entitled to receive these Proxy Materials and to vote at the Annual Meeting. On that date, there were 16,850,644 shares of our common stock outstanding and entitled to vote.

How do I vote my shares virtually at the Annual Meeting?

Shares held in your name as the shareowner of record may be voted virtually at the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/CCBG2021. Shares for which you are the beneficial owner but not the shareowner of record may be voted virtually at the Annual Meeting only if you obtain a legal proxy from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to virtually attend the Annual Meeting, we recommend that you vote by proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. The vote you cast virtually will supersede any previous votes that you submitted, whether by Internet, phone, or mail.

How do I vote my shares in the 401(k) plan?

If you are an associate who participates in Capital City’s 401(k) Plan, you may instruct the Plan trustee on how to vote your shares in the Plan by mail, by telephone, or on the Internet as described above, except that, if you vote by mail, the card that you use will be a voting instruction card rather than a proxy card. If you own shares through the Plan and you do not vote, the Plan trustee will vote the shares in the same proportion as other Plan participants vote their Plan shares.

How can I vote my shares without attending the Annual Meeting virtually?

Whether you hold shares directly as a shareowner of record or beneficially, you may direct how your shares are voted without attending the Annual Meeting virtually. You may give voting instructions by the Internet or by telephone. If you requested and received a paper copy of a proxy card by mail, you may vote by mail. Instructions are on the Notice of Internet Availability of Proxy Materials or the proxy card.

Whether you provide voting instructions by the Internet or by telephone, or vote by mail, you are designating certain individuals to vote on your behalf as your legal Proxy. We have designated Bethany H. Corum and Dale A. Thompson each as a Proxy. The Proxies will vote all valid voting instructions and proxy cards that are delivered in response to this solicitation, and not later revoked, in accordance with the instructions given by you.

What is the deadline for voting my shares?

If you hold shares as the shareowner of record, then your vote by proxy must be received before 11:59 p.m., Eastern Time, on April 26, 2021 (the day before the Annual Meeting). If you are the beneficial owner of shares held through a broker, trustee, or other nominee, please follow the instructions provided by your broker, trustee, or other nominee.

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PROPOSAL NO. 1 – Approval of Amended and Restated Articles of Incorporation to Declassify the Board and Provide for Annual Election of Directors

Our Articles of Incorporation currently provide that the Board is divided into three classes, with each class being elected every three years. Our Board has unanimously adopted, and recommends that our shareowners approve, an amendment and restatement of our Articles of Incorporation that would immediately declassify the Board, so that all our directors will stand for election annually, beginning at this Annual Meeting. In addition, if the proposed Amended and Restated Articles of Incorporation are approved, the Board has approved certain conforming changes to our Bylaws to declassify the Board, which would automatically become effective upon approval of the shareowners and the effectiveness of the Amended and Restated Articles of Incorporation. The proposed Amended and Restated Articles of Incorporation are attached to this proxy statement as Appendix A. Additions of text contained in the appendices are indicated by underlining and deletions of text are indicated by strikeouts. The below summary of the proposed Amended and Restated Articles of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the proposed amendment attached hereto as Appendix A. If the proposed amendments are adopted and become effective, the Board has approved conforming amendments to our Bylaws that would automatically become effective.

The Board’s consideration of whether to remove the classified board provisions was undertaken as part of the efforts of the Board and the Corporate Governance and Nominating Committee to improve and enhance our corporate governance practices, to ensure that they are aligned with developments in our business, changes in regulations and exchange listing requirements, and the continuing evolution of best practices in corporate governance. The Board considered the advantages and disadvantages of maintaining the classified Board structure compared with providing for an annual election of directors. The Board recognized that the classified structure benefits shareowners by promoting continuity and stability in the management of our business and by encouraging directors to take a long-term perspective. Although the Board continues to believe that these are important benefits, the Board has considered the fact that that classified boards may be viewed as having the effect of reducing the accountability of directors to shareowners, as shareowners are unable to evaluate and elect all directors on an annual basis. The Board also recognized the growing sentiment among shareowners and the investment community in favor of annual elections, and that many institutional investors believe that the election of directors is the primary means for shareowners to influence corporate governance policies and to hold management accountable for implementing those policies. As a result, proxy advisory firms, such as Institutional Shareholder Services (ISS), typically recommend voting against classified boards. After carefully weighing these and other factors (including that the number of public companies with classified boards continues to decline), the Board has determined that it is in the best interests of the Company and our shareowners to declassify the Board and recommends that shareowners approve the proposed Amended and Restated Articles of Incorporation to effectuate the declassification.

If the proposed Amended and Restated Articles of Incorporation are approved by the shareowners, we intend to file the amendment with the Secretary of State of the State of Florida during the annual meeting, prior to the vote on the election of directors, so that the declassified board structure will become effective immediately. Accordingly, in such event, each of our current directors, regardless of his or her current class, will stand for election at this annual meeting for a one-year term until the 2022 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Any vacancies on the Board that occur prior to the 2022 Annual Meeting will be filled by the Board to serve a term ending at the 2022 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. The changes to our Articles of Incorporation will become effective upon the filing of Articles of Amendment with the Secretary of State of the State of Florida. In addition, if the proposed amendment is approved, the Board has approved certain conforming changes to our Bylaws to declassify the Board, which would become automatically effective upon the effectiveness of the Amended and Restated Articles of Incorporation.

If this proposal is not approved, then our Board will remain classified, and three of our four Class III directors will stand for election at this Annual Meeting to serve a three-year term. In future elections of directors, directors will continue to be elected to serve three-year terms, subject to their earlier death, resignation or removal. Please see Proposal No. 2 for additional information regarding the election of directors at this annual meeting.

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Article X of our Articles of Incorporation currently provide that “the affirmative vote of (a) the holders of at least two-thirds (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; or (b) a majority of “Disinterested Directors”, as defined in Florida Statutes Section 607.0901(1)(h) as in effect on the date hereof, and the holders of at least a majority of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, [are] required to amend or repeal any of Articles V, VI, VII, VIII, IX and X.” Our Disinterested Directors unanimously approved the adoption of the Amended and Restated Articles of Incorporation contemplated by this Proposal No. 1, satisfying the majority requirement set forth in Article X of our Articles of Incorporation. Based on this majority, in order for Proposal No. 1 to be approved, at least a majority of the outstanding shares must cast a vote “For” the proposal. Abstentions and broker non-votes, if any, will have the same effect as “Against” votes.

The Board of Directors unanimously recommends a vote “FOR” approval of the Amended and Restated Articles of Incorporation to declassify the Board and provide for annual election of directors

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PROPOSAL NO. 2 – ELECTION OF DIRECTORS

The Board of Directors has approved, and recommends that shareholders approve, a proposed amendment to our Articles, as described in Proposal No. 1, to eliminate the classes of directors, effective immediately, and to require each director to stand for election annually for a one-year term, beginning at this annual meeting.

All of our current directors (except one of our Class III Directors that is retiring) have been nominated by the Board to stand for election at this annual meeting. If our shareholders approve the proposed amendment to declassify the Board and Proposal No. 1 passes, our director nominees at this annual meeting will be 11 of our incumbent directors, and each will stand for election for a one-year term of office, expiring at the 2022 Annual Meeting, until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. Frederick Carroll III will be retiring as of the date of the Annual meeting. While we currently have 12 directors, after this annual meeting, the number of director seats on the Board will be fixed at 11.

If, however, Proposal No. 1 does not pass, our Board will remain divided into three classes, designated Class I, Class II, and Class III, and three of our 12 current directors, our Class III directors other than Mr. Carroll, will stand for election at this annual meeting. If elected, each of the Class III director nominees would serve until the 2024 Annual Meeting, until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.

Each of the nominees is currently serving as a member of the Board. The proxies will vote, unless instructed otherwise, each valid voting instruction and proxy card for the election of the following nominees as directors. If a nominee is unable to serve, the shares represented by all valid proxies that have not been revoked will be voted for the election of a substitute as the Board may recommend, or the Board may by resolution reduce the size of the Board to eliminate the resulting vacancy. At this time, the Board knows of no reason why any nominee might be unable to serve.

If the 11 director nominees, in the event that Proposal No. 1 is passed, or the three director nominees, in the event that Proposal No. 1 is not passed, are elected, the Board will not have any vacancies. Brokers do not have discretion to vote on this proposal without your instructions. If you do not instruct your broker how to vote on this proposal, your broker will deliver a broker non-vote on this proposal.

The following paragraphs provide information as of the date of this Proxy Statement about each nominee up for re-election in the categories of: age, positions held, principal occupation and business experience for the past five years, and names of other publicly-held companies for which he or she serves as a director or has served as a director during the past five years. While the following paragraphs note certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole, we also believe that all of our nominees have a reputation for integrity, honesty, and adherence to high ethical standards. They each have demonstrated strong leadership skills, business acumen and an ability to exercise sound judgment, as well as a commitment of service to our shareowners.

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if Proposal No. 1 is approved, THE FOLLOWING 11 DIRECTORS HAVE BEEN NOMINATED for a One-Year Term Expiring at the 2022 Annual Meeting

(If Proposal No. 1 is not approved by the shareowners at the Annual Meeting, the first three directors listed below (three of our current Class III directors) have been nominated to serve for a three-year term expiring in 2024)

Independent director Age: 64 Director since: 2019 Board committees: Compensation and Corporate Governance and Nominating Other current public company boards: None

ROBERT ANTOINE

Until his retirement from Deloitte & Touche LLP in 2019, Mr. Antoine was a partner in the firm’s Banking and Securities practice for more than 21 years, advising clients on a broad range of issues affecting corporate governance, risk management, internal controls, information security and regulatory compliance. Prior to Deloitte & Touche, Mr. Antoine held a number of executive positions in internal audit and financial management. He is a Certified Internal Auditor and a Certified Public Accountant in Florida. Mr. Antoine earned his Accounting degree from the University of West Florida in Pensacola, FL, and holds a master of Business Administration from Western New England College in Springfield, MA. Mr. Antoine is a member of the National Association of Corporate Directors, the American and Florida Institutes of Certified Public Accountants. Mr. Antoine is also a charter member of the Jacksonville Chapter of the National Association of Black Accountants. We believe Mr. Antoine’s qualifications to sit on our Board include his extensive regulatory experience and strong accounting and financial background.

Independent director Age: 62 Director since: 2018 Board committees: Audit and Corporate Governance and Nominating Other current public company boards: None

MARSHALL M. CRISER III

Mr. Criser has served as the chancellor of the State University System of Florida since 2014. Prior to this post, he worked for AT&T and its predecessor, BellSouth, since 1980, where he most recently served as its President. Mr. Criser is a member of the Boards of Directors of the Florida Chamber of Commerce and Enterprise Florida, Inc. and a past member of the Scripps Research Institute Board of Trustees in California and the Florida Council of 100, where he is a former chairman. Mr. Criser’s community service includes terms as the vice chairman of the University of Florida’s Board of Trustees, chairman of the Florida Chamber of Commerce, and chairman of Florida TaxWatch. A Florida native, Mr. Criser graduated from the University of Florida with a bachelor’s degree in business administration in 1980, and later completed an Advanced Management Programme at INSEAD in Fontainebleau, France. We believe Mr. Criser’s qualifications to sit on our Board include his extensive executive leadership and management experience.

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Independent director Age: 58 Director since: 2017 Board committees: Audit and Compensation Other current public company boards: None

LAURA L. JOHNSON

For over two decades, Ms. Johnson has been the founding artist and Chief Executive Officer of Coton Colors, a leading lifestyle brand in the giftware and home décor industries headquartered in Tallahassee, Florida. We believe Ms. Johnson’s qualifications to sit on our Board include her executive leadership and management experience and her operational and financial expertise gained from the successful operation of her own businesses.

Current CLASS II DIRECTORS
President-Capital City Bank Age: 68 Director since: 1982 Other current public company boards: None

THOMAS A. BARRON

Mr. Barron is our Treasurer and was appointed President of Capital City Bank in 1995. We believe Mr. Barron’s qualifications to sit on our Board include his more than four decades of banking experience, including more than 25 years as the President of Capital City Bank.

Independent director Age: 51 Director since: 2017 Board committees: Audit and Corporate Governance and Nominating (Chair) Other current public company boards: None

STANLEY W. CONNALLY, JR.

Mr. Connally has been employed by Southern Company since 1989, currently serving as executive vice president of operations for Southern Company Services, Inc. From 2012, until the end of 2018, Mr. Connally served as Chairman, President, and Chief Executive Officer of Gulf Power Company, a subsidiary of Southern Company. Mr. Connally serves on the board of the Electric Power Research Institute and formerly served on the boards of the Florida Chamber of Commerce, Florida Council of 100, Enterprise Florida and Aerospace Alliance. We believe Mr. Connally’s qualifications to sit on our Board include his executive leadership and management experience and his operational and financial expertise gained from almost three decades of increasing responsibility at a Fortune 500 company.

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Independent director (Lead) Age: 65 Director since: 2003 Board committees: Compensation Other current public company boards: None

J. EVERITT DREW

Since 2007, Mr. Drew has been President of SouthGroup Equities, Inc., a private real estate investment and development company. From 2000 to 2007, Mr. Drew was President of St. Joe Land Company where his duties included overseeing the sale and development efforts of several thousand acres of St. Joe property in northwest Florida and southwest Georgia. We believe Mr. Drew’s qualifications to sit on our Board include his experience as President of St. Joe Land Company, which at the time was the largest landowner in Florida, as well as his operational and financial expertise gained from the successful operation of his own business.

Independent director Age: 45 Director since: 2017 Board committees: Audit and Compensation Other current public company boards: None

ERIC GRANT

Mr. Grant has been employed by Municipal Code Corporation, the nation’s largest provider of municipal solutions, including printing and hosting municipal codes online, since 2007. Mr. Grant served as Vice President of the Supplement Department of Municipal Code Corporation until 2012. Since 2012, Mr. Grant has served as President. Prior to receiving his Juris Doctorate from the University of Virginia, Mr. Grant attended the United States Naval Academy and Georgetown University’s School of Foreign Service while serving as a member of the United States Marine Corps. In addition to being stationed in Virginia, Kentucky, California and abroad, Grant and his unit, the 15th Marine Expeditionary Unit, were deployed during Operation Enduring Freedom in 2001. Mr. Grant also serves on the boards of the Community Foundation of North Florida and the United Way of the Big Bend. We believe Mr. Grant’s qualifications to sit on our Board include his executive leadership and management experience.

CURRENT CLASS I DIRECTORS

Independent director Age: 69 Director since: 2013 Board committees: Audit and Compensation (Chair) Other current public company boards: None

ALLAN G. BENSE

Mr. Bense is currently Chairman, President and CEO of Bense Enterprises, Inc., which is affiliated with companies that have interests in road building, general construction, mechanical contracting, insurance, healthcare, golf courses, pavement marking and farming since the early 1980s. Mr. Bense received his M.B.A. from Florida State University. He served as Speaker of the Florida House of Representatives from 2004 to 2006. Mr. Bense has also served as the chairman of the Florida State University Board of Trustees, Chairman of the Board of the James Madison Institute, and Chairman of the Florida Chamber of Commerce and the Bay Economic Alliance. Mr. Bense also previously served as a director for the Gulf Power Company. We believe Mr. Bense’s qualifications to sit on our Board include his executive leadership and management experience and his operational and financial expertise gained from the successful operation of his own businesses.

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Independent director Age: 71 Director since: 1994 Board committees: Compensation and Corporate Governance and Nominating Other current public company boards: None

CADER B. COX, III

From 1976 to 2006, Mr. Cox served as President, and from 2006 until 2013, he served as CEO of Riverview Plantation, Inc., a resort and agricultural company located in Georgia. He currently serves as Chairman and Secretary of Riverview Plantation, Inc. and an officer and a director of Plantation Precooler, Inc., a large fresh vegetable operation. He is extensively involved in the community, including serving as a board member for The University of Georgia Research Foundation Board, trustee of AgriTrust, and he serves on the Board and Executive Committee of the Georgia Agribuisness Council. We believe Mr. Cox’s qualifications to sit on our Board include his operational and financial expertise gained from the successful operation of his own businesses, as well as his executive leadership and management experience.

Independent director Age: 64 Director since: 2016 Board committees: Audit (Chair) Other current public company boards: 1st Franklin Financial Corp.

JOHN G. SAMPLE, JR.

Mr. Sample previously served, until his retirement in July 2017, as Senior Vice President and Chief Financial Officer of Atlantic American Corporation, an Atlanta, Georgia-based holding company that operates through its subsidiaries in specialty markets within the life, health and property and casualty insurance industries, from July 2002 until July 2017 and Corporate Secretary from May 2010 until July 2017. Prior to joining Atlantic American Corporation in July 2002, he had been a partner of Arthur Andersen LLP since 1990. Mr. Sample has also served as a director and chairman of the audit committee of the board of directors of 1st Franklin Financial Corporation, a consumer finance company that originates and services direct cash loans, real estate loans and sales finance contracts through 314 branch offices located throughout the southeastern United States, since 2004. We believe Mr. Sample’s qualifications to sit on our Board include his executive leadership and management experience, his extensive accounting and financial background, and his experience in the financial services industry.

Chairman Age: 67 Director since: 1982 Other current public company boards: Southern Company

WILLIAM G. SMITH, JR.

Mr. Smith currently serves as our Chairman, President, and Chief Executive Officer. He was elected Chairman in 2003 and has been President and Chief Executive Officer since 1995. Mr. Smith also serves as Chairman of Capital City Bank, a position he has held since 1995. In addition, Mr. Smith has served as a director of Southern Company since 2006. We believe Mr. Smith’s qualifications to sit on our Board include his four decades of banking experience, including more than 25 years as our President and Chief Executive Officer.

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EXECUTIVE OFFICERS

Executive officers are elected annually by the Board at its meeting following the annual meeting of shareowners to serve for a one-year term and until their successors are elected and qualified. Thomas A. Barron and William G. Smith, Jr. serve as directors and executive officers and J. Kimbrough Davis is an executive officer.

J. KIMBROUGH DAVIS

Mr. Davis, 67, was appointed our Executive Vice President and Chief Financial Officer in 1997. He served as Senior Vice President and Chief Financial Officer from 1991 to 1997. In 1998, he was appointed Executive Vice President and Chief Financial Officer of Capital City Bank.

The Board of Directors unanimously recommends a vote “FOR” the nominees

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CORPORATE GOVERNANCE at capital city

GOVERNING PRINCIPLES

We are committed to maintaining a business atmosphere where only the highest ethical standards and integrity prevail. An unwavering adherence to high ethical standards provides a strong foundation on which our business and reputation can thrive, and is integral to creating and sustaining a successful, high-caliber company.

ENVIRONMENTAL, SOCIAL, AND CORPORATE GOVERNANCE

Environmental

Conservation and Energy Efficiency. We are committed to conservation and energy efficiency efforts. As of December 31, 2020, these efforts included:

•	Programming all HVAC systems company-wide to operate during business hours only
•	Converting one-third of our buildings to LED exterior lighting, with a disciplined and measured approach to converting all buildings by 2025
•	Installing occupancy sensors throughout our footprint to reduce energy consumption
•	Converting 100% of exterior signage to LED lighting

We utilize paperless document storage, retaining in paper form only the documents required by law or regulation to be kept in hard copy form. We also have encouraged our clients to opt for electronic notices and statements, reducing paper consumption and transportation-related emissions.

Our plans for 2021 include purchasing an electric vehicle for courier routes and matching 100% of our electricity use with Renewable Energy Certificates.

Sustainable Investing. For wealth management clients, Capital City Investments and Capital City Trust Company can provide Sustainable Investing – ESG (SI) strategies that seek to grow capital by employing a globally focused and sustainable investment approach.  The SI portfolios use a broad array of sustainable approaches that consider environmental, social, and governance factors for the purpose of generating a long-term competitive return and positive societal impact. By seeking exposure to socially and economically innovative companies, these portfolios pursue the potential economic benefits resulting from future transformational change.  With these portfolio strategies, the sustainable investing portfolios take a broader approach to evaluating risk and do so over a long-term horizon by evaluating a company’s environmental, social, and governance risks, in addition to traditional financial risks.

Social

Community relations and philanthropy. We ask each of our associates to contribute at least 10 hours per year in community service. As a result, our associates serve many charitable organizations and support community endeavors throughout our footprint. In 2020, our approximately 750 associates volunteered approximately 13,000 hours in the communities we serve. United Way organizations throughout our market area received over $120,000 in contributions from our associates and our company. Through our foundation, we distributed over $170,000 in grants to philanthropic organizations in the communities we serve.

Access, affordability, and financial inclusion. In 2020, our foundation made grants totaling approximately $120,000 to Community Reinvestment Act eligible organizations in our market area. Additionally, we contributed $10,000 to the Equal Justice Initiative in support of ending racial inequality.

Working with Capital City Home Loans, we are committed to providing educational outreach regarding home ownership and equal access to funding.

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We are a long-time supporter of Habitat for Humanity, with our associates providing volunteer hours on home builds. In late 2020, we partnered with Habitat for Humanity, Warrick Dunn Charities, and Capital City Home Loans to build and furnish a home in early 2021.

During tax season, we provide locations for community residents to access Volunteer Income Tax Assistance (VITA) services. VITA is a nationwide IRS program that offers free tax preparation assistance to people who generally make $54,000 or less, persons with disabilities, the elderly, and limited English speaking taxpayers who need assistance in preparing their own tax returns.

Small Business Lending. We are focused on supporting small businesses throughout our communities. The global pandemic exposed the challenges of small business and Capital City Bank was proud to participate in the Paycheck Protection Program (PPP), originating 2,224 loans totaling more than $193 million in the first round. In early 2021, we chose to participate in the second round of PPP. As of February 19, 2021, we had originated 738 loans totaling $52 million. During the pandemic, our company financially supported locally-owned restaurants to provide meals and gift cards for our associates.

Human Capital

For the last nine years, Florida Trend has honored us by listing Capital City Bank as a Best Place to Work, and American Bankers Magazine has recognized us for the last eight years as a Best Bank to Work For. Additionally, Georgia Trend recognized CCB in 2016 and 2017 as a Best Place to Work. Tenure statistics support these accolades and further demonstrate that associates enjoy working for CCB.

In an effort to support our associates during the COVID-19 pandemic, among other things, we offered the following benefits:

•	Compensation of an extra $1.00 an hour for every hour worked (for a period of 12 weeks for all non-exempt associates)
•	Meals on Tuesdays and Thursdays for every associate working in an office
•	Self-quarantine pay of up to 10 days
•	Extra paid time off for all associates
•	Free access to mental health tools, such as online apps

We emphasize compliance with all state and federal laws throughout our operations. However, we often exceed the requirements for our associates by providing more generous protection and benefits than mandated. In addition, we focus on providing training to our associates for a better work environment. For example, each year our legal counsel typically provides employment law training to our senior level associates.

We actively seeks to hire minorities, veterans and disabled individuals and have a robust internal response for associates that request an accommodation. We have remained focused on diversity at the Board of Directors level, and in 2020, minority representation increased for the companies in our holding company structure. Also, our vendor supply chain is comprised of approximately 28% female and/or minority owned businesses.

In 2020, we increased our focus and attention on Diversity, Equity & Inclusion (DEI). Our efforts are focused on transparency of diversity data at the associate, Board and vendor levels and setting targets to improve our minority representation. Additionally, we have convened a group of minority associates to help identify and eliminate any systemic racism and to have open conversations about the culture at Capital City Bank. Through this work, we intend to identify any challenges, focus on priorities and make progress.

Governance

Our Board of Directors oversees the affairs of the company, striving to protect the interests of our shareowners. Our directors focus on exercising sound and independent business judgment regarding significant, strategic and operational issues. The Board also advises senior management and adopts governance principles consistent with Capital City Bank’s mission and vision. Our Board is specifically focused on corporate risk management, Board structure (including declassifying our Board of Directors in 2021 and having a named Lead Director), and managing the company for the long-term.

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Corporate Governance and Nominating Committee Report

During 2020, the Corporate Governance and Nominating Committee focused its efforts on:

▪	Reviewing the Company’s Business Continuity Planning (BCP) efforts; convening a sub-committee to work with key risk leaders in the company;
▪	Management succession planning, specifically for the positions of Chief Executive Officer, President, and Chief Financial Officer;
▪	Completing a thorough review of all governing documents including Capital City Bank Group’s Articles of Incorporation & Bylaws; Capital City Bank’s Articles of Incorporation & Bylaws; all committee charters and the CCBG Corporate Governance Guidelines;
▪	Analyzing the advisability of declassifying Capital City Bank Group’s Board of Directors;
▪	Reviewing risk management practices, including scheduling time with senior executive officers to discuss cybersecurity practices, posture, and response, as well as insurance coverages in place to help protect the Company and its shareowners in the event a cyberattack occurs; and
▪	Reviewing continuing director educational opportunities and implementing a policy requiring all Directors complete at least one outside training event prior to standing for re-election.

2020 Corporate Governance and Nominating Committee:

Stanley W. Connally, Jr. (Chair)

Robert Antoine

Cader B. Cox, III

Marshall Criser III

BOARD’S RESPONSIBILITIES AND DUTIES

Succession Planning

The Board plans for succession to the position of Chief Executive Officer as well as certain other senior management positions. To assist the Board, William G. Smith, Jr., our Chairman, President, and CEO, annually provides the Board with an assessment of senior managers and of their potential to succeed him. He also provides the Board with an assessment of persons considered potential successors to certain other senior management positions. The Corporate Governance and Nominating Committee and our independent directors in an executive session annually review this updated assessment. In addition, the Board interacts with members of senior management who are potential successors to our executive management.

Board Refreshment

Our Corporate Governance Guidelines reflect our belief that directors should not be subject to term limits because it would likely cause us to lose directors who have developed insight into our strategies and operations and risks. Nevertheless, we have several policies in place to support board refreshment such as a mandatory retirement age, mandatory resignation if the director does not receive a majority vote of support from our shareowners, mandatory tender of a resignation upon a change in our director’s principal employment, and a strict prohibition on serving on too many boards. Nevertheless, our Board regularly reviews its own composition, and considers and plans for an orderly transition and refreshment process, which includes planning for potential retirements and identifying potential candidates for service as new directors. As part of this process, since 2016, the Board has added six new independent directors, Ms. Johnson and Messrs. Antoine, Connally, Criser, Grant, and Sample, who the Board believes have the relevant experience and expertise to complement that of our other directors and to further contribute to the Board’s ongoing guidance of our company.

Risk Management

Risk management is an important component of our corporate strategy. While we assess specific risks at our committee levels, the Board, as a whole, oversees our risk management process, and discusses and reviews with management major policies with respect to risk assessment and risk management. The Board is regularly informed through committee reports about our risks. In addition, we have an Enterprise Risk Oversight Committee, which reports to the Board at least twice per year. The Enterprise Risk Oversight Committee serves to assist the Board in establishing and monitoring our key risks, and meets at least on a quarterly basis.

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Board and Committee Evaluations

The Corporate Governance and Nominating Committee uses a variety of methods to annually evaluate the Board as a whole and its committees. In 2020, the Corporate Governance and Nominating Committee engaged an outside firm, Bank Director, to evaluate board and committee performance. Directors submitted completed questionnaires directly to Bank Director, which summarized the results without attribution. The full Board discussed the summary of the Board evaluation and each committee discussed the summary of its own evaluation.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to implement the Nasdaq corporate governance listing standards and various other corporate governance matters.

Codes of Conduct and Ethics

The Board has adopted Codes of Conduct applicable to all directors, officers, and associates, and a Code of Ethics applicable to our Chief Executive Officer and our financial and accounting officers, all of which are available, without charge, upon written request to:

Capital City Bank Group, Inc. c/o Corporate Secretary 217 North Monroe Street Tallahassee, Florida 32301

These codes are designed to comply with Nasdaq and SEC requirements. We will disclose any amendments to, or waivers from, the Code of Ethics on our website (www.ccbg.com) within four business days of such determination.

Board structure and process

Independent Directors

Our common stock is listed on the Nasdaq Global Select Market. Nasdaq requires that a majority of our directors be “independent,” as defined by Nasdaq’s rules. Generally, a director does not qualify as an independent director if the director or a member of a director’s immediate family has had in the past three years certain relationships or affiliations with us, our outside auditors, or other companies that do business with us. Our Board has adopted categorical independence standards that include all objective standards of independence set forth in the Nasdaq rules. The categorical independence standards are posted to the Corporate Governance section of our website, www.ccbg.com. Based on these standards, our Board has affirmatively determined that the following current directors, constituting a majority of our directors, are independent: Robert Antoine, Allan G. Bense, Frederick Carroll III, Stanley W. Connally, Jr., Cader B. Cox, III, Marshall M. Criser III, J. Everitt Drew, Eric Grant, Laura L. Johnson, and John G. Sample, Jr.

Board Leadership

The Board does not have a policy with respect to separation of the positions of Chairman and CEO or with respect to whether the Chairman should be a member of management or an independent director, and believes that these are matters that should be discussed and determined by the Board from time to time. When the Chairman of the Board is a member of management or is otherwise not independent, the independent directors elect a lead director, which we discuss below. Currently, William G. Smith, Jr. serves as our Chairman and CEO. Given the fact that Mr. Smith is tasked with the responsibility of implementing our corporate strategy, we believe he is best suited for leading discussions regarding performance relative to our corporate strategy, and these discussions represent a significant portion of our Board meetings.

Lead Director

The independent directors of our Board of Directors annually elect an independent director to serve in a lead capacity. Although elected annually, the lead director is generally expected to serve for more than one year. Mr. Drew currently serves as our lead director. Effective April 27, 2021, Mr. Connally will assume the role of lead director. The lead director’s duties, which are listed in a Board approved charter, include:

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▪	presiding at all meetings of the Board at which the Chairman is not present;
▪	calling meetings of the independent directors;
▪	coordinating with the Chairman the planning of meeting agenda items; and
▪	serving as an independent point of contact for shareowners wishing to communicate with the Board other than through the Chairman.

We have posted the Lead Director Charter on our website, www.ccbg.com.

Independent Director Meetings In Executive Sessions

Our independent directors have established a policy to meet separately without any Company associates present in regularly scheduled executive sessions at least twice annually, and at such other times as may be deemed appropriate by our independent directors. Any independent director may call an executive session of independent directors at any time. In 2020, the independent directors met in an executive session four times.

Director Nominating Process

The Corporate Governance and Nominating Committee annually reviews and makes recommendations to the full Board regarding the composition and size of the Board so that the Board consists of members with the proper expertise, skills, attributes, and personal and professional backgrounds needed by the Board, consistent with applicable Nasdaq and regulatory requirements.

The Corporate Governance and Nominating Committee believes that all directors, including nominees, should possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of our shareowners. The Corporate Governance and Nominating Committee will consider criteria including the nominee’s current or recent experience as a senior executive officer, whether the nominee is independent, as that term is defined by the Nasdaq listing standards, the business experience currently desired on the Board, geography, the nominee’s banking industry experience, and the nominee’s general ability to enhance the overall composition of the Board. The Corporate Governance and Nominating Committee does not have a formal policy on diversity; however, the Board and the Corporate Governance and Nominating Committee believe that it is essential that the Board members represent diverse viewpoints and considers this issue during the annual board and committee evaluation process.

Our Corporate Governance and Nominating Committee identifies nominees for directors primarily based upon suggestions from shareowners, current directors, and executives. The Chair of the Corporate Governance and Nominating Committee and at least one other member of the Corporate Governance and Nominating Committee interviews director candidates. The full Board formally nominates candidates for director to be included in the slate of directors presented for shareowner vote based upon the recommendations of the Corporate Governance and Nominating Committee following this process.

Voting Standard

Our Bylaws provide that in an uncontested election, if a nominee for director does not receive at least a majority of the votes cast at any meeting for his or her election at which a quorum is present, then the director must promptly tender his or her resignation to the Board. The Corporate Governance and Nominating Committee would then recommend to the Board whether to accept or reject the tendered resignation, or whether other action should be taken. The Board will act on the tendered resignation and publicly disclose its decision and the rationale behind the decision within 90 days from the date of the certification of the election results. If a director’s resignation is not accepted by the Board, then such director will continue to serve the remainder of the director’s term. If a nominee’s resignation is accepted by the Board, then the Board, in its sole discretion, may fill any remaining vacancy or decrease the size of the Board. To be eligible to be a nominee for election or reelection as our director, a person must deliver to our Corporate Secretary a written agreement that such person will abide by these requirements.

Mandatory Retirement Policy

Our Corporate Governance Guidelines provide for mandatory director retirement at age 72.

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Director Service on Other Boards

To ensure that our directors can provide sufficient time and attention to the Company, our directors may not serve on more than three other boards of directors of public companies in addition to our Board. Our CEO may not serve on more than two other boards of directors of public companies in addition to our Board.

Change in Director Occupation

A director whose principal occupation or business association changes substantially during the director’s tenure must tender a resignation for consideration by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee will recommend to the Board the action, if any, to be taken with respect to the resignation.

DIRECTOR ATTENDANCE

Our Board met nine times in 2020. Each of our directors attended at least 85.7 percent of the aggregate number of meetings of the Board and Committees on which they served. We expect all directors to attend our Annual Meeting. Each of our directors, who was a director at the time of our Annual Meeting in 2020, attended the 2020 Annual Meeting that was held in a virtual format due to the ongoing pandemic.

SHAREOWNER COMMUNICATIONS

Our Corporate Governance Guidelines provide for a process by which shareowners may communicate with the Board, a Board committee, the independent directors as a group, or individual directors. Shareowners who wish to communicate with the Board, a Board committee, or any other directors or individual directors may do so by sending written communications to the address below:

Capital City Bank Group, Inc. c/o Corporate Secretary 217 North Monroe Street Tallahassee, Florida 32301

Communications will be compiled by our Corporate Secretary and submitted to the Board, a committee of the Board, or the appropriate group of directors or individual directors, as appropriate, at the next regular meeting of the Board. The Board has requested that the Corporate Secretary submit to the Board all communications received, excluding those items that are not related to board duties and responsibilities, such as: mass mailings, job inquiries, resumes, advertisements, solicitations, and surveys.

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BOARD COMMITTEE MEMBERSHIP

Audit Committee	Compensation Committee	Corporate Governance and Nominating Committee

The Committee assists the Board in
its oversight of:

▪  the integrity of our financial reporting process, system of internal controls, and the independence and performance of our internal auditors;

▪  our compliance with Section 112 of the Federal Deposit Insurance Corporation Improvement Act of 1991;

▪  the hiring, qualifications, independence, and performance of our independent auditors, for which the Committee bears primary responsibility; and

▪  our policies and practices with respect to risk assessment and risk management.

Our Board has determined that each member of the Committee, other than Ms. Johnson, is an “audit committee financial expert” as defined under applicable SEC rules.

The Committee assists the Board in
its oversight of:

▪  our compensation and benefits policies and programs generally;

▪  the performance evaluation of designated senior managers, including our named executive officers;

▪  the compensation of our designated senior managers, including our named executive officers;

▪  assessing the relationship between incentive compensation arrangements and risk management policies and practices;

▪  stock ownership guidelines for directors and executive officers; and

▪  Board compensation.

The Committee assists the Board in
its oversight of:

▪  Director qualification standards and nominations;

▪  appointing directors to committees;

▪  Board, committee, and director performance;

▪  managerial succession;

▪  our policies and practices relating to corporate governance; and

▪  shareowner proposals.

Current committee members John G. Sample (Chair) Allan Bense Frederick Carroll III Stanley W. Connally, Jr. Marshall Criser William Eric Grant Laura Johnson	Current committee members Robert Antoine Allan G. Bense (Chair) Cader B. Cox, III Frederick Carroll III J. Everitt Drew William Eric Grant Laura S. Johnson	Current committee members Stanley W. Connally, Jr. (Chair) Robert Antoine Cader B. Cox, III Marshall Criser
Meetings in 2020 13	Meetings in 2020 5	Meetings in 2020 3
Committee report on page 53	Committee report on page 23	Committee report on page 12
Each member of each committee is independent under the rules of Nasdaq. The Board has adopted written charters for each of its standing committees. The charter for each committee may be viewed on the Corporate Governance section of our website at www.ccbg.com.

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DIRECTOR COMPENSATION

Compensation elements

We currently have ten independent directors who qualify for compensation for Board service. In 2020, the Compensation Committee engaged Blanchard Consulting to measure Capital City’s board compensation against the same peer group used to measure executive management compensation. Additionally, the Compensation Committee amended our Compensation Philosophy to include targeting total annual fees, including retainer, equity compensation, board meeting fees, committee chairmen fees, committee meeting fees, and Lead Director fees for our directors to be between the 50th and 75th percentile of our selected peer group unless an exception is stated by the Compensation Committee due to Company performance or market demand. As a result of the review, the Compensation Committee lowered per meeting fees to $500 and increased cash and equity retainers to $30,000 respectively. While the Compensation Committee deems attendance by directors to be mandatory at all meetings, having a variable compensation structure better aligns compensation with the volume of business conducted by each committee. The elements of director compensation are as follows:

2020 Cash Compensation

Cash Payment	Fees Earned in Cash ($)
Annual Retainer	$30,000
Member of Board Committee	$500 per meeting attended
Audit Committee Chair – Annual Retainer	$8,000
Compensation Committee Chair – Annual Retainer	$8,000
Corporate Governance and Nominating Committee Chair – Annual Retainer	$5,000
Lead Outside Director – Annual Retainer	$8,000
Board Meeting Fees	$500 per board meeting and annual strategic meeting attended

Equity Compensation

Stock Grant. Each independent director earns restricted shares of our common stock valued at $30,000. The restricted shares are granted at the February Compensation Committee meeting and vest on December 31st of the same calendar year, provided that these shares will be forfeited if we incur a net loss for the year in which the grants were made. The restricted stock is issued under the terms of the current 2011 Associate Incentive Plan.

Director Stock Purchase Plan. Directors are also permitted to purchase shares of common stock at a 10% discount from fair market value under the current 2011 Director Stock Purchase Plan. During 2020, 16,119 shares were purchased. As of December 31, 2020, there were 2,459 shares of common stock available for issuance to directors under this plan. Purchases under this plan were not permitted to exceed the annual retainer and meeting fees received. Our shareowners adopted the Director Stock Purchase Plan at our 2011 Annual Meeting.

Perquisites and Other Personal Benefits

We provide directors with perquisites and other personal benefits that we believe are reasonable, competitive and consistent with our overall director compensation program. The value of the perquisites for each director in the aggregate is less than $10,000.

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Director Compensation Table

The following table sets forth a summary of the compensation we paid to our directors, other than directors who are also executive officers, in 2020:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Robert Antoine	48,000	29,993	0	77,993
Allan G. Bense	49,500	29,993	0	79,493
Frederick Carroll III	43,500	29,993	0	73,493
Stanley W. Connally, Jr.	47,000	29,993	0	76,993
Cader B. Cox, III	38,000	29,993	0	67,993
Marshall M. Criser III	42,000	29,993	0	71,993
J. Everitt Drew	45,000	29,993	0	74,993
Eric Grant	43,000	29,993	0	72,993
Laura L. Johnson	43,500	29,993	0	73,493
John G. Sample, Jr.	49,000	29,993	0	78,993
(1)	In 2020, we granted each independent director 1,082 shares of our common stock under our 2011 Associate Incentive Plan. The fair value of each share at the time of the grant was $27.72. The column represents the fair value of the award as calculated in accordance with U.S. generally accepted accounting principles.

Stock Ownership Expectations

We maintain stock ownership guidelines for all independent directors. Under our current guidelines, each independent director is expected to own our common stock equal in value to 10 times their annual director retainer fees (including annual cash and equity grants). Directors have 10 years from the date they are first appointed or elected to our Board to meet the stock ownership requirement. The Compensation Committee has determined that as of December 31, 2020, all directors have met our share ownership expectations or are on track to meet these expectations within the stated time period of 10 years from date of appointment or election.

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TRANSACTIONS WITH RELATED PERSONS

PROCEDURES FOR REVIEW, APPROVAL, OR RATIFICATION OF RELATED PERSON TRANSACTIONS

We recognize that related person transactions may raise questions among our shareowners as to whether the transactions are consistent with our best interests and our shareowners’ best interests. We generally do not enter into or ratify a related person transaction unless our Board, acting through the Audit Committee or otherwise, determines that the related person transaction is in, or is not inconsistent with, our best interests and our shareowners’ best interests. We have adopted a written Related Person Transaction Policy.

Under our procedures, each director, executive officer, and nominee for director submits to our designated compliance officer certain information to assist us in monitoring the presence of related party transactions. On an ongoing basis, and to the best of their knowledge, directors and executive officers are expected to notify our designated compliance officer of any updates to that information. We use our best efforts to have our Audit Committee pre-approve all related person transactions. In the event a related person transaction was not pre-approved by the Audit Committee, the transaction is immediately submitted for the Audit Committee’s review for ratification or attempted rescission.

In addition to the policy described above, we circulate a questionnaire each quarter to our directors and executive officers, in which each respondent is required to disclose, to the best of their knowledge, all related person transactions that occurred in the previous quarter.

TRANSACTIONS WITH RELATED PERSONS

Some of our directors and officers and their affiliates, are clients of, and have, in the ordinary course of business and banking, transacted with, Capital City Bank. These transactions include loans, commitments, lines of credit, and letters of credit, any of which may, from time to time, exceed $120,000. All loans included in these transactions were made on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons who were not affiliates of Capital City Bank and, in the opinion of management, did not involve more than the normal risk of collectability or presented other unfavorable features. Our Board of Directors approved each of these transactions.

For the year ended December 31, 2020, we have not identified any transactions or series of similar transactions (other than the ordinary course of business transactions discussed above) for which we are a party in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, or holder of more than 5% of our capital stock had or will have a direct or indirect material interest other than as follows:

Capital City Bank’s Apalachee Parkway Office is located on land leased from the Smith Interests General Partnership L.L.P. (“SIGP”) in which William G. Smith, Jr., Chairman of the Board, President, and Chief Executive Officer is a partner. William G. Smith, Jr. owns approximately 30.77% of SIGP interests personally. A trust, under which William G. Smith, Jr. is one of two beneficiaries, owns approximately 2.57% of SIGP interests. Under a lease agreement expiring in 2024, Capital City Bank makes monthly lease payments to SIGP. Lease payments are adjusted periodically for inflation. Actual lease payments made by Capital City Bank to SIGP in 2020 amounted to approximately $198,000. The approximate dollar value of Mr. Smith’s interest in the transaction, without regard to profit and loss, was approximately $64,000. We believe the terms of this lease are comparable to the terms we would have received if we had leased the property from a third party.

William G. Smith, III, the son of our Chairman, President and Chief Executive Officer, William G. Smith, Jr., is employed as President, Leon County.  In 2020, William G. Smith, III’s total compensation (consisting of annual base salary, annual bonus, and stock-based compensation) was determined in accordance with the Company’s standard employment and compensation practices applicable to associates with similar responsibilities and positions.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Overview

Capital City’s Performance Highlights

We believe Capital City has performed well and has positioned itself to take advantage of new opportunities. Consider that:

▪	Although 2020 was a very challenging year, our EPS grew 3% and since 2013 our EPS have grown at a compound annual growth rate of 27%.
▪	Since the end of 2013 we have grown our loan portfolio (including SBA PPP loans) by $606 million, or 43%, with growth of 4% and 9% in 2019 and 2020, respectively;
▪	We posted a further 15% reduction in classified assets during 2020. As of December 31, 2020, our classified assets totaled $18.4 million and classified assets to total assets ratio was .49%. We believe our strategy for the disposition of repossessed assets has worked and provided the best possible outcome for our shareowners by selling the repossessed assets at generally higher prices than we believe we could have sold the assets if we opted to immediately liquidate the assets;
▪	During 2020, to address potential losses stemming from the pandemic, we increased our Allowance for Credit Losses to $23.8 million, a $9.9 million, or 71.3% increase over the balance at December 31, 2019. At December 31, 2020, the Allowance for Loan Losses as a percent of period-end loans (excluding SBA PPP loans which are 100% government guaranteed) was 1.30% compared to .75% at December 31, 2019.
▪	On March 1, 2020, we acquired a 51% interest in Capital City Home Loans, which significantly increased the size of our mortgage banking operation and contributed $0.52 per share to our earnings in 2020.
▪	Beginning in April 2020, we originated $190 million in SBA PPP loans to serve our communities and support our clients
▪	Period-end deposits grew $572 million (21.6%), which is the largest single year increase in the history of the bank
▪	We have not taken on excessive interest rate risk or relaxed our credit standards, and believe our balance sheet is well positioned for an improving economy;
▪	We increased our quarterly cash dividends in the fourth quarter of 2020 to $0.15 per share, an increase of 7.1% over the third quarter of 2020; and
▪	We believe we have sufficient capital and liquidity to pursue and implement our long-term strategic initiatives.

We are Focused on Being Careful with How We Spend our Shareowners’ Money

We have an experienced and hardworking management team. In fact, members of our executive management team have more than 42 years of experience in the banking industry on average. We have been able to retain our management team by strongly linking pay to performance. Compare how our CEO’s base salary matches up to the median base salary of the CEOs of our 2020 peer group, which is listed on page 31:

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Mr. Smith’s relatively low base salary does not reflect his performance level, but rather it reflects our conservative compensation philosophy. Superior compensation should be earned through superior performance. Because Capital City’s performance was adversely affected during last decade’s recession, we significantly limited the raises our named executive officers received during that time frame. On the other hand, as Capital City has thrived, we have recognized our executives’ performance through base salary increases.

We Strive to Maximize Shareowner Return

At Capital City, we strive to foster a culture of accountability to our shareowners and work to maximize shareowner return each day. In fact, this is why we refer to our shareholders as “shareowners” – we understand that we work for the benefit of Capital City’s owners. We also believe that a good way to align the interests of our associates with the interests of our shareowners is to encourage our associates to become shareowners. We are proud to offer our associates the ability to purchase shares of Capital City through our 2011 Associate Stock Purchase Plan and through the Capital City 401(k) Plan. We also pay our directors, executive officers and senior management team partially in shares of Capital City stock and maintain robust share ownership requirements for many of these individuals.

Pay for Performance is Integral to the Capital City Culture

Our focus on maximizing shareowner return and the strong ownership culture among our associates makes it much easier to implement a strong pay-for-performance compensation plan for your management team. Your executive officers do not expect to get paid well when Capital City’s results do not meet our expectations. On the other hand, when Capital City achieves its board approved performance goals as it did over the past three years, your management team should be rewarded. In 2020 a substantial majority of Mr. Smith’s eligible compensation was “at risk.”

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(1)	Eligible Incentive Pay assumes performance goals met at the 100% level.

Capital City has been operating in a difficult environment over the past decade. We continue to experience low interest rates, which have reduced our net interest margin significantly. While we can’t control general economic factors, we believe that we can ensure that our management team’s compensation is in line with Capital City’s performance.

(1)	CEO Realized Pay is based on the total compensation we reported in the Summary Compensation Table in that year’s proxy statement excluding the change in pension value amount because we believe it does not necessarily reflect the actual value received or to be received by the CEO, but rather it reflects an actuarial amount.

Compensation Best Practices

We are proud of the strong corporate governance practices we have implemented. Below we have summarized some of the important policies we have implemented to ensure that we provide compensation to align the interests of our executive officers with the interests of our shareowners. More importantly, we have summarized the compensation practices that we do not have because we believe that these particular practices are not in the best interests of our shareowners.

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What We Do		What We Don’t Do
✓	Pay for performance	✗	Employment contracts
✓	Balanced mix of fixed and variable pay	✗	Stock option grants
✓	Meaningful stock ownership requirements	✗	Separate change in control agreements
✓	Use an independent compensation adviser	✗	Excise tax gross-ups upon change in control
✓	Allocate a significant portion of pay in stock	✗	Guaranteed bonuses
✓	Independent compensation committee	✗	Excessive perquisites
✓	Mitigate undue risk in compensation programs	✗	Income tax “gross-up bonuses”
✓	Broad clawback policy for incentive compensation		Award shares for the “passage of time”

COMPENSATION COMMITTEE REPORT

We, as a Compensation Committee, met five times in 2020, including two executive sessions with only the Compensation Committee members present. Mr. Bense, the chairman of our Committee, sets the meeting dates and agenda for the committee. In the past year, we:

▪	Held an executive session to discuss the 2019 performance of Mr. Smith. In accordance with our charter, Mr. Bense distributed an evaluation to all outside directors, and then collected and compiled the results of the evaluations. He presented the summarized and aggregated results for review by our Committee;
▪	Approved Mr. Smith’s 2020 base salary of $430,000, and targeted short-term incentive compensation of $350,000;
▪	Approved Mr. Smith’s 2020 Long-Term Incentive Plan targeted at $250,000 and approved similar plans for Messrs. Barron and Davis each targeted at $100,000;
▪	Reviewed and approved Mr. Barron’s 2020 base salary of $395,000, and targeted short-term incentive compensation of $239,000 and Mr. Davis’s 2020 base salary of $318,000 and target incentive compensation of $150,000;
▪	Reviewed total compensation for 14 senior managers, including a review of incentive plans and relative risk to the Company;
▪	Reviewed executive perquisites and found them to be reasonable;
▪	Reviewed stock ownership positions for all senior managers and directors;
▪	Reviewed our director compensation and recommended no changes for 2021 as disclosed on page 17; and
▪	Discussed strategic compensation issues.

We have also reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K included in this Proxy Statement. Based on that review and discussion, we have recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in this Proxy Statement.

2020 Compensation Committee

Robert Antoine

Allan G. Bense (Chair)

Cader B. Cox III

Frederick Carroll III

J. Everitt Drew

William Eric Grant

Laura S. Johnson

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Compensation and Benefits Strategy

Our compensation strategy provides broad guidance on senior management compensation and more specifically on the compensation of the named executive officers. Our compensation objectives are to provide compensation programs that:

▪	Align compensation with shareowner value;
▪	Provide a direct and transparent link between our performance and pay for our CEO and senior management;
▪	Make wise use of our equity resources to ensure compatibility between senior management and shareowner interests;
▪	Align the interests of our executive officers with those of our shareowners through performance-based incentive plans; and
▪	Award total compensation that is both reasonable and effective in attracting, motivating and retaining key associates.

We believe that accomplishing corporate goals is essential for our continued success and sustained financial performance. Therefore, we believe that executive officer compensation should be largely at-risk and performance based. Specific targets and weightings used for establishing short-term and long-term performance goals are subject to change at the beginning of each measurement period, and are influenced by the Board’s desire to emphasize performance in certain areas. Each year, the Compensation Committee reviews and approves all executive officer performance-based goals.

The compensation and benefits programs for our executives are designed with the goal of providing compensation that is fair, reasonable and competitive. These programs are intended to help us recruit and retain qualified executives, and provide rewards that are linked to performance while also aligning the interests of executives with those of our shareowners.

Compensation Philosophy

The Compensation Committee, with Board approval, has adopted the following compensation philosophy and set the following compensation objectives:

▪	Target base salaries for our senior executives at the 50th percentile of our selected peer group unless an exception is approved by our Compensation Committee due to performance, experience, or market demand;
▪	Position direct compensation (salary, cash and equity compensation) of our senior executives at the 75th percentile of our selected peer group of banks dependent upon performance, to attract top talent and to recognize exceptional performance by management;
▪	Target variable (pay for performance) compensation to at least 30% of total compensation mix;
▪	Continue, over time, the alignment of senior management’s interests with those of our shareowners (the percentage of equity compensation should increase relative to total incentive compensation); and
▪	Target total annual fees, including retainer, equity compensation, board meeting fees, committee chairman fees, committee meeting fees, and Lead Director fees, to be between the 50th and 75th percentile of our selected peer group unless an exemption is approved by our Compensation Committee due to company performance or market demand.

We discuss the composition of our peer group and our benchmarking practices in further detail below.

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Executive Compensation Policy Decisions

The Compensation Committee has adopted a number of policies to further the goals of our executive compensation program, particularly with respect to strengthening the alignment of our executives’ interests with our shareowners’ long-term interests. Further, the Compensation Committee believes the policies set forth below are effective based on the stability of our management team and our ability to attract talent from outside the Company.

Stock Ownership Expectations

We maintain stock ownership expectations for all senior managers, including our executive officers. Under our current guidelines, all senior managers are expected to own shares of our common stock equal in value to at least two times their annual base salary; Mr. Barron and Mr. Davis are expected to own shares of our common stock equal in value to at least three times their annual base salary; and Mr. Smith is expected to own shares of our common stock equal in value to at least five times his annual base salary. Compliance is expected within six years of becoming a senior manager or executive officer.

The Compensation Committee has determined that as of December 31, 2020, all executive officers have met our share ownership expectations and all other senior managers covered by this program are making significant strides in meeting the ownership expectations.

Stock Options

We ceased granting stock options in 2007 and there are currently no stock options outstanding.

Prohibition on Repricing Stock Options

By the terms of the 2011 Associate Incentive Plan, which is the only plan we may use to grant stock options, repricing stock options is prohibited without shareowner approval.

Employee, Officer and Director Hedging

We do not have any practices or policies regarding hedging.

Employment Agreements and Severance Agreements

We believe the employment of our executive officers should remain “at will.” Therefore, none of our executive officers have an employment agreement or severance agreement with us.

Incentive Compensation Clawback

Effective, January 1, 2017, all participants in the 2011 Associate Stock Incentive Plan have their incentive compensation subject to a clawback where: (i) we issue a material restatement of our financial statements; (ii) we make a subsequent finding that the financial information or performance metrics used to determine the amount of the incentive compensation are materially inaccurate regardless of individual fault; (iii) a plan participant engages in intentional misconduct; or (iv) the plan participant has committed ethical or criminal violations. In addition, we may recover any incentive compensation awarded or paid based on a participant’s conduct which is not in good faith and which materially disrupts, damages, impairs or interferes with our business or which causes harm to our reputation.

Compensation Program Design

Compensation Framework

We design our specific compensation elements based on the following:

▪	Performance: We believe that the best way to accomplish alignment of compensation plans with the participants’ interests is to directly link pay to individual and Company performance.
▪	Competitiveness: Compensation and benefits programs are designed to be competitive with those provided by companies with whom we compete for talent. Benefits programs are not based on performance.
▪	Cost: Compensation and benefit programs are designed to be cost-effective and affordable, ensuring that the interests of our shareowners are considered.
▪	Peer Group: The relevant peer group for comparison of compensation and benefits programs consists of commercial banks and thrifts with a geographic footprint or asset base similar to ours.

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Specific Compensation Elements

Our executive compensation program is comprised of four discrete elements (which are each described in further detail below):

▪	Base salary
▪	Incentive compensation
▪	Benefits and perquisites
▪	Post-termination compensation and retirement benefits

Discussion of Specific Compensation Elements

Base Salary

Our compensation philosophy guideline is to target base salaries at the 50th percentile of our peer group; however, superior performance may warrant a base salary in excess of this target. Our Compensation Committee believes that this target level will allow us to attract and retain the talent necessary to achieve our performance goals. The base salaries for the named executive officers are determined by analyzing available market data as well as taking into account the experience and performance of the individual. In 2020, all named executive officers received an increase in their base salary. The increases were Mr. Smith, 2.38%; Mr. Barron, 5.33% and Mr. Davis, 2.9%. Mr. Smith’s base salary is 21.9% below the 50th percentile base salary of our peer group. His relatively low base salary is not reflective of his performance or experience level. It has been historically low compared to our peer group benchmark and the Compensation Committee continues to place great emphasis on bringing Mr. Smith’s base salary in line with the stated target level. Mr. Barron’s base salary is 8.7% below the 50th percentile and Mr. Davis’s base salary was 10.26% above the 50th percentile. We consider an officer’s salary to be in line with the benchmark if it is within 15% of the benchmark.

Incentive Compensation

In addition to their base salary, each named executive officer has the opportunity to earn annual incentive compensation. The Compensation Committee believes a competitive overall compensation package should include incentive compensation in the form of both cash and equity awards. The Compensation Committee believes, based on past advice from its compensation consultant, targeting incentive compensation equal to or greater than 30% of total compensation is sufficient to change behaviors relative to performance. As a result, we believe our total incentive-based compensation target of at least 30% of total compensation is appropriate.

In 2020, Mr. Smith’s targeted incentive compensation was 58.8% of his total targeted compensation, Mr. Barron’s was 47.5% and Mr. Davis’s was 44.7%. We believe the differences of potential impact each executive officer has on our performance warrants differences in how much compensation they individually have at risk. Each executive officer has an opportunity to earn incentives under a long term plan.

In 2020, Mr. Smith’s total targeted incentive compensation of $600,000 was comprised of 42.5% cash and 57.5% equity and includes both short term and long term incentive plans. Mr. Barron’s total target incentive compensation of $339,000 was comprised of 65.4% cash and 34.6% equity, and includes both short-term and long-term incentive plans. Mr. Davis’s total target incentive compensation of $250,000 was comprised of 61.6% cash and 38.4% equity, and includes both short-term and long-term incentive plans. The difference in allocation between cash and equity among the named executive officers is due to each executive’s responsibilities.

The base and incentive (cash and equity) compensation for Messrs. Smith, Barron, and Davis placed them below the 75th percentile for total compensation, relative to their respective peers.

Cash Incentive Plan. Cash incentives for each of the named executive officers are based primarily on performance with regard to goals established by the Compensation Committee. In 2020, measurement was based on using four distinct goals that were weighted based on their relative relationship to overall performance including:

▪	achieving an efficiency ratio of less than 70.98% (weighted at 25%);

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▪	achieving return on assets of 1.20% or more (weighted at 25%);
▪	achieving a classified asset level of no more than $23.46 million (weighted at 25%); and
▪	achieving risk-adjusted loan income at a level greater than $92.306 million (weighted at 25%).

Three of four goals were achieved at the 100% level or better. Return on assets paid out at 0%, efficiency ratio paid out at 126.6%, classified assets paid out at 200%, and risk-adjusted loan income paid out at 102.21%. Factoring in the component weighting of each goal, the total payout was 107.2%.

Messrs. Smith, Barron, and Davis received a payout of $187,600, $153,725, and $96,480, respectively, under the Cash Incentive Plan. The payout represented 107.2% of the target.

Although the goals are generally consistent from year to year, the Compensation Committee evaluates the exact goals each year to better align incentives with the Company’s strategy. The goals can be based upon performing loan levels; loan growth; classified or non-performing asset levels; net charge-offs; deposit levels, including growth; increase in shareowner value; stock price; revenue, including growth; net interest income; fee income; net interest margin; non-interest income; non-interest expense; loan loss provision expense; expense management; net income; earnings per share; return on assets; return on shareowners’ equity; return on capital; efficiency ratio; or the extent to which direct reporting managers meet their own goals based on designated metrics.

Stock-Based Incentive Plan. The Stock-Based Incentive Plan is a performance-based equity bonus plan in which selected members of management, including all named executive officers, are eligible to participate. The Stock-Based Incentive Plan is administered under our 2011 Associate Incentive Plan. The Compensation Committee believes the equity component of our incentive compensation package creates ownership in the Company and aligns the goals of our shareowners and named executive officers because it provides incentives to our named executive officers to focus on improving long-term performance. Payments under the Stock-Based Incentive Plan consists of an award payable 60% in performance shares and 40% in cash, and is designed to align the economic interests of management with those of our shareowners.

Under the Stock-Based Incentive Plan, all participants were eligible to earn an equity award tied to achievement of four distinct objectives weighted based on their relative relationship to overall performance of the Company:

▪	achieving an efficiency ratio of less than 70.98% (weighted at 25%);
▪	achieving return on assets of 1.20% or more (weighted at 25%);
▪	achieving a classified asset level of no more than $23.46 million (weighted at 25%); and
▪	achieving risk-adjusted loan income at a level greater than $92.306 million (weighted at 25%).

Depending on performance, component payouts under the plan could have ranged from 0% to 200% of the target, and the maximum payout, in aggregate, could have been 200%.

Three of four goals were achieved at the 100% level or better. Return on assets paid out at 0%, efficiency ratio paid out at 126.6%, classified assets paid out at 200%, and risk-adjusted loan income paid out at 102.1%. Factoring in the component weighting of each goal, the total payout was 107.2% under the 2020 Stock-Based Incentive Plan.

Similar to the Cash Incentive Plan, the goals are generally consistent from year to year, but may change to align management’s incentive with the Company’s strategy. The goals are generally selected from the same group of metrics as available to be used in the Cash Incentive Plan.

The total economic value of the award for each named executive officer is set as a percentage of total incentive compensation. The total economic value of the target award at the 100% payout level is split 60% in shares and 40% in cash. The formula used a stock price of $29.12 to arrive at the number of performance shares granted. The price was derived based on the average high and low of the previous 10 trading days from date of grant (February 27, 2020). This formula was set by the terms of the 2011 Associate Incentive Plan.

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For 2020, the named executive officers received the following shares:

Name	100% Payout	Maximum Payout	2020 Actual Payout
William G. Smith, Jr.	3,606	7,212	3,865
Thomas A. Barron	1,970	3,940	2,112
J. Kimbrough Davis	1,236	2,473	1,325

The cash portion of the Stock-Based Incentive Plan award was as follows:

Name	100% Payout	Maximum Payout	2020 Actual Payout
William G. Smith, Jr.	$70,000	$140,000	$75,040
Thomas A. Barron	38,240	76,480	40,993
J. Kimbrough Davis	24,000	48,000	25,728

Awards earned under the Stock-Based Incentive Plan are issued in the calendar quarter following the calendar year in which the awards were earned. Generally, any awards earned are issued in late January or early February.

Long-term Incentive Plan (LTIP) - Compound Annual Growth Rate in Diluted EPS. The Compensation Committee awards Messrs. Smith, Barron, and Davis performance shares as provided in the 2011 Associate Incentive Plan. This plan is designed to correlate compensation with the long-term growth of the Company. Pursuant to this three-year plan, which is adopted each year to allow for the annual adoption of rolling three-year goals, we award performance shares and cash with an economic value equivalent ranging from $0 to $500,000 after the conclusion of each three-year performance period for Mr. Smith. For Messrs. Barron and Davis, we award performance shares and cash with an economic value equivalent ranging from $0 to $200,000 after the conclusion of each performance period.

Details of Mr. Smith’s long-term incentive plan

For the 2018 plan (with a possible payout in 2021 based on 2018-20 performance), the target award of $250,000 is based on Capital City achieving a 10% three-year compound annual growth rate in diluted earnings per share using $1.03 per share (2017 earnings, as upwardly adjusted to reverse certain effects from the Tax Cuts and Jobs Act (TCJA)) as the base amount. A maximum award of $500,000 would be earned if the compound annual growth rate in diluted earnings per share equals or exceeds 12.5%, the maximum performance level. Actual diluted earnings per share for the year ended December 31, 2020 was $1.88 per share and Mr. Smith earned the maximum level of 200%, equaling 15,509 shares and $125,000 in cash.

For the 2019 plan (with a possible payout in 2022 based on 2019-21 performance), the target award of $250,000 is based on Capital City achieving a 10% three-year compound annual growth rate in diluted earnings per share using $1.54 per share (2018 earnings) as the base amount. A maximum award of $500,000 would be earned if the compound annual growth rate in diluted earnings per share equals or exceeds 12.5%, the maximum performance level.

For the 2020 plan (with a possible payout in 2023 based on 2020-22 performance), the target award of $250,000 is based on Capital City achieving a 10% three-year compound annual growth rate in diluted earnings per share using $1.83 per share (2019 earnings) as the base amount. A maximum award of $500,000 would be earned if the compound annual growth rate in diluted earnings per share equals or exceeds 12.5%, the maximum performance level.

Details of Mr. Barron’s long-term incentive plan

For the 2018 plan (with a possible payout in 2021 based on 2018-20 performance), the target award of $100,000 is based on Capital City achieving a 10% three-year compound annual growth rate in diluted earnings per share using $1.03 per share (2017 earnings, as upwardly adjusted to reverse certain effects from the TCJA) as the base amount. A maximum award of $200,000 would be earned if the compound annual growth rate in diluted earnings per share equals or exceeds 12.5%, the maximum performance level. Actual diluted earnings per share for the year ended December 31, 2020 was $1.88 per share and Mr. Barron earned the maximum level of 200%, equaling 6,203 shares and $50,000 in cash.

For the 2019 plan (with a possible payout in 2022 based on 2019-21 performance), the target award of $100,000 is based on Capital City achieving a 10% three-year compound annual growth rate in diluted earnings per share using $1.54 per share (2018 earnings) as the base amount. A maximum award of $200,000 would be earned if the compound annual growth rate in diluted earnings per share equals or exceeds 12.5%, the maximum performance level.

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For the 2020 plan (with a possible payout in 2023 based on 2020-22 performance), the target award of $100,000 is based on Capital City achieving a 10% three-year compound annual growth rate in diluted earnings per share using $1.83 per share (2019 earnings) as the base amount. A maximum award of $200,000 would be earned if the compound annual growth rate in diluted earnings per share equals or exceeds 12.5%, the maximum performance level.

Details of Mr. Davis’s long-term incentive plan

For the 2018 plan (with a possible payout in 2021 based on 2018-20 performance), the target award of $100,000 is based on Capital City achieving a 10% three-year compound annual growth rate in diluted earnings per share using $1.03 per share (2017 earnings, as upwardly adjusted to reverse certain effects from the TCJA) as the base amount. A maximum award of $200,000 would be earned if the compound annual growth rate in diluted earnings per share equals or exceeds 12.5%, the maximum performance level. Actual diluted earnings per share for the year ended December 31, 2020 was $1.88 per share and Mr. Davis earned the maximum level of 200%, equaling 6,203 shares and $50,000 in cash.

For the 2019 plan (with a possible payout in 2022 based on 2019-21 performance), the target award of $100,000 is based on Capital City achieving a 10% three-year compound annual growth rate in diluted earnings per share using $1.54 per share (2018 earnings) as the base amount. A maximum award of $200,000 would be earned if the compound annual growth rate in diluted earnings per share equals or exceeds 12.5%, the maximum performance level.

For the 2020 plan (with a possible payout in 2023 based on 2020-22 performance), the target award of $100,000 is based on Capital City achieving a 10% three-year compound annual growth rate in diluted earnings per share using $1.83 per share (2019 earnings) as the base amount. A maximum award of $200,000 would be earned if the compound annual growth rate in diluted earnings per share equals or exceeds 12.5%, the maximum performance level.

Benefits and Perquisites

Determining Benefit Levels. Benefit levels are reviewed periodically to ensure that the plans and programs provided are competitive and cost-effective for us, and support our human capital needs. Benefit levels are not tied to company, business area or individual performance.

Perquisites. We provide our named executive officers with perquisites that we believe are reasonable, competitive and consistent with our overall executive compensation program. The value of the perquisites for each named executive officer in the aggregate is less than $10,000.

Health, Dental, Disability and Life Insurance Coverage. The core insurance package for our named executive officers and senior management team includes health, dental, disability and basic group life insurance coverage. Our named executives and senior management participate in these benefits on the same basis as our other associates.

Paid Time-Off Benefits. We provide vacation and other paid holidays to all associates, including our named executive officers and senior management team, which are comparable to those provided at similarly sized financial institutions.

Post-Termination Compensation and Retirement Benefits

We provide retirement benefits to named executive officers and senior management through a combination of qualified (under the Internal Revenue Code) and nonqualified plans.

Retirement Plan. The Retirement Plan is a tax-qualified, noncontributory defined benefit plan intended to provide for an associate’s financial security in retirement. All full-time and part-time associates, hired prior to January 1, 2020 with 1,000 hours of service annually are eligible for the Retirement Plan. The Retirement Plan was closed to new entrants as of January 1, 2020.

401(k) Plan. The 401(k) plan provides associates the opportunity to save for retirement on a tax-favored basis. For associates hired after January 1, 2002, the associates receive a reduced pension benefit under the Retirement Plan and a 50% matching contribution (matched up to 6% of cash compensation) under the 401(k) Plan. For associates hired after December 31, 2019, no pension benefit is available, but each is eligible for a 3% annual company-paid contribution, regardless of deferral status. Executives may elect to participate in the 401(k) Plan on the same basis as our other similarly situated associates. No named executive officers are currently eligible for the company-sponsored match.

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Supplemental Executive Retirement Plan. Each of our named executive officers participates in our Supplemental Executive Retirement Plan (“SERP”), a nonqualified plan which provides benefits in excess of the Retirement Plan. The SERP is designed to restore a portion of the benefits Messrs. Smith, Barron, and Davis would otherwise receive under our Retirement Plan, if these benefits were not limited by U.S. tax laws. This more closely aligns the benefits of Messrs. Smith, Barron, and Davis with those of other Retirement Plan participants. We have no obligation to fund the SERP, but accrue for our anticipated obligations under the SERP on an annual basis.

Benchmarking

We use benchmarking as a method to understand what similar positions pay in similar organizations. In setting 2020 executive compensation and director compensation, the Compensation Committee engaged Blanchard Consulting to create a custom peer group, based on the following traits: publicly traded bank holding company with 2018 assets at year end between $2.0 billion and $8.0 billion, at least 25 branches, and located in Florida, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, Tennessee and Virginia. The states selected represent southeastern U.S. states where financial institutions with a similar profile to Capital City Bank were located. At the time the members of the peer group were selected, each member was a publicly traded company. We also searched for publicly traded banks with similar asset size located in Alabama, Arkansas and Georgia; however, there were either no publicly traded banks that met the criteria or they did not file a 2019 proxy statement (DEF 14A). (See the chart below for the names of the financial institutions in our selected peer group as well as their asset size.)

CCBG Peer Group Comparison

▪	Blanchard to ISS – Blanchard’s custom peer group development for CCBG focused on peers within the same industry; all peers have the same eight digit GICS classification as CCBG. All of CCBG’s peers are within the asset size range recommended by ISS (0.4 to 2.5 times), with the exception of AMTB. CCBG’s peer group has 21 peers, while ISS peer groups contain between 14 and 24 peers. ISS has indicated that it will use as many as 24 peers when enough peers with the same eight digit GICS classification are available. CCBG is at the 42nd percentile of the peer group in assets as of 2019 fiscal year end. Choosing peers which keep the subject company near the group median is an ISS peer group selection priority.

▪	Blanchard to Glass Lewis/CGLytics – Glass Lewis/CGLytics does not separately assess industry or size (or any factors other than strength of relationship) but states that since industry, revenue/assets, and market capitalization are the three most popular metrics companies use to develop their peer groups these are inherently prioritized in the Equilar network algorithms.

▪	Summary – Overall, the CCBG custom peer group was developed using metrics in line with the methods of the two largest international proxy advisory groups. Potential peer groups developed for CCBG by either of these groups to analyze executive pay and company performance should have overlap with the CCBG peer group used in this analysis.

Benchmarking is the primary tool we use to set executive compensation; however, we also review individual performance and industry trends in terms of increases to executive compensation. For Mr. Smith, we also undertake a 10-year historical compensation review.

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The compensation peer group is not identical to the peer group used to measure company performance, due to difficulty in gathering compensation data from nonpublic companies. Company performance data can be gathered from financial institution call reports for public and nonpublic financial institutions. However, some of the institutions represented on the compensation peer group are included in the Company performance peer group.

Financial Institution	Total Assets ($ in thousands)(1)
Amerant Bancorp, Inc.	7,985,399
American National Bankshares Inc.	2.478.550
Business First Bancshares, Inc.	2,273,835
Carolina Financial Corporation	4,708,873
Carter Bank & Trust	4,006,108
Community Trust Bancorp, Inc.	4,366,003
FB Financial Corporation	6,124,921
First Bancorp	6,143,639
First Bancshares, Inc.	3,941,863
First Community Bancshares, Inc.	2,798,847
First Guaranty Bancshares, Inc.	2,117,216
Home Bancorp, Inc.	2,153,658
HomeTrust Bancshares, Inc.	3,476,178
Investar Holding Corporation	2.148.916
Origin Bancorp, Inc.	5,324,626
Republic Bancorp, Inc.	5,620,319
Seacoast Banking Corporation of Florida	7,108,511
SmartFinancial, Inc.	2,449,123
Southern National Bancorp of Virginia, Inc.	2,722,170
Stock Yards Bancorp, Inc.	3,724,197
Wilson Bank Holding Co.	2,794,209

(1) All data is for fiscal year end 2019, which was the latest available data when we set 2020 compensation.

Pay ratio disclosure

The following information discloses the ratio of our median employee’s annual total compensation to the annual total compensation of our principal executive officer (‟CEO”), Mr. Smith.

In determining the median employee, we prepared a list of all employees (excluding our CEO) as of December 31, 2020 (other than employees on leave of absence). Wages and salaries were annualized for employees who began employment after January 1, 2020 or who took a leave of absence during 2020. We had 964 employees during calendar year 2020, including short-term and partial-year employees (i.e., new hires, temporary, etc.). Forty-eight associates terminated employment with CCB and were immediately rehired by Capital City Home Loans (CCHL) post acquisition (around March 1, 2020.)We annualized compensation figures for all employees newly hired, or rehired, during 2020. For simplicity, we excluded the value of the our 401(k) plan and medical benefits provided in selecting the median employee because all employees including the CEO are provided the exact same benefits. We then selected the employee who earned the median compensation for 2020.

For purposes of determining our CEO pay ratio, we are permitted to use the same median employee for up to three years, provided there is no material change to the employment population or change in employee compensation arrangements that would significantly impact our pay ratio disclosure. We elected to re-identify our median employee for our 2020 analysis, based on the transaction with Brand Mortgage, now CCHL, in March 2020.

Once we identified the median employee, we added that individual’s Change in Pension Value to his/her annual compensation, continuing to mirror the Executive Compensation – Summary Compensation Table structure.

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In determining the ratio, we included all compensation paid to the median employee, including base salary, incentive awards, and overtime; however, we did not include any benefits (i.e., employer paid premiums, group term life values, etc.), consistent with the compensation disclosures  in Executive Compensation – Summary Compensation Table.

The median of the annual total compensation of all of our employees (excluding our CEO) was $46,501. The annual total compensation of our CEO was $2,851,742 resulting in an estimated ratio of CEO to Median Employee Total Compensation of 62.32 to 1.

Because of the high variability of pension value each year, particularly when the age of our CEO and our identified median employee is significant, we are also providing a ratio excluding the change in pension value. The median of the annual total compensation of all of our employees (excluding our CEO) was $42,867 excluding the change in pension value. The annual total compensation of our CEO (excluding the change in pension value) was $1,277,149, resulting in an estimated ratio of CEO to Median Employee Total Compensation excluding the change in pension value of 29.79 to 1.

Impact of Regulatory Requirements

Federal Reserve and FDIC Guidance

In 2010, the Federal Reserve issued final comprehensive guidance regarding the manner in which banks and bank holding companies pay incentive compensation. In accordance with the final guidance, all banking organizations supervised by the Federal Reserve are required to review the incentive compensation arrangements of: senior executive officers and others responsible for oversight of company-wide activities or material business lines; individual employees, including nonexecutive employees, whose activities may expose the bank to material amounts of risk; and groups of employees who are subject to the same or similar incentive compensation arrangements and who, in the aggregate, may expose the bank to material amounts of risk. Our Compensation Committee has conducted a review to ensure that compensation is structured in a manner so as not to encourage excessive risk-taking.

Impact on Say-on-Pay Vote

We provide our shareowners with the opportunity to cast an advisory vote on executive compensation (“Say-on-Pay”) every three years. At our Annual Meeting in 2020, out of the 12,458,761 votes cast (excluding abstentions and broker nonvotes), our shareowners cast 12,085,459 shares, or 97.0%, “For” approval of our executive compensation. The Compensation Committee believes this vote affirmed shareowners’ support of our approach to executive compensation. The Compensation Committee will continue to consider the outcome of the Say-on-Pay vote when making future compensation decisions for our named executive officers. Our next Say-on-Pay vote will take place at our Annual Meeting in 2023.

Compensation Committee Process and Procedures

Scope of Authority

The Compensation Committee has strategic and administrative responsibility for a broad range of issues, including reviewing, authorizing, and approving compensation to be paid to our executive officers, directors, and our senior management team. The Corporate Governance and Nominating Committee recommends to the Board, and the Board appoints, each member of the Compensation Committee. The Corporate Governance and Nominating Committee has evaluated, and the Board has determined, that each member of the Compensation Committee is an independent director.

The Compensation Committee’s policy is to review executive compensation, including incentive goals, at least annually. The Compensation Committee also periodically reviews benefits and perquisites, reviews and provides oversight of our compensation philosophy, serves as the administrative committee for our equity-based plans, and reviews stock ownership guidelines for our executive officers and directors.

Delegation of Authority

The Compensation Committee’s charter permits the delegation of its authority to our Chief People Office to administer compensation and benefits programs. In 2020, the Compensation Committee delegated the administration of all associate compensation, benefit and welfare plans to Bethany H. Corum, Capital City Bank’s Chief Operating Officer and Chief People Officer.

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None of the members of the Compensation Committee is an executive officer of a public company of which one of our executive officers is a director.

Independent Consultants

In carrying out its responsibilities, the Compensation Committee evaluates the information and recommendations put forth by management and its independent advisors in making its decisions regarding executive compensation. The Compensation Committee’s decisions are made with the objective of providing fair, equitable and performance-based compensation to executives in a manner that is affordable and cost effective for our shareowners. In 2020, the Compensation Committee engaged Blanchard Consulting Group to create a custom peer group for the purpose of benchmarking executive officer and director compensation.

Management’s Role

The Compensation Committee sets compensation for the Chief Executive Officer based on data provided by the Chief People Officer and a review of peer group statistics. In addition, the Compensation Committee reviews and approves the Chief Executive Officer’s recommendations for other executive officers’ compensation. In making these decisions, the Compensation Committee relies on information and recommendations provided by the Chief Executive Officer and Chief People Officer. The key roles played by management in assisting the Compensation Committee to determine compensation levels for our named executive officers are as follows:

▪	Develop performance measures: Identify appropriate performance measures and recommend performance targets that are used to determine annual and long-term awards.
▪	Compile benchmark data: Management participates in compensation surveys through reputable third-party firms which are used to gather data on base salary, annual cash and long-term performance awards. In reviewing and setting 2020 senior management compensation, we used custom compensation profiles created by an independent consultant engaged by the Compensation Committee in 2020. Senior management compensation profiles are updated every two years and time-adjusted in alternate years. For executive officers and senior management, we used peer group data gathered by Blanchard Consulting Group. The Chief People Officer also provides historical compensation data for each position reviewed by the Compensation Committee.
▪	Develop compensation guidelines: Using the benchmark survey data and publicly disclosed compensation information as the foundation, management develops compensation guidelines for each executive position, such as targeting base salaries for our senior executives at the 50th percentile of our selected peer group and total direct compensation (salary, cash and equity compensation) at the 75th percentile. These guidelines are provided to the CEO as the basis for his recommendations regarding individual compensation actions. In addition, executives are briefed on the guidelines.

The key members of management involved in the executive compensation process were Mr. Smith and Mrs. Corum. Mr. Smith has no involvement in setting his own compensation and was not present during the Compensation Committee’s deliberations regarding his own compensation. Mrs. Corum attends all meetings of the Compensation Committee to provide information to the Compensation Committee members and to take minutes of the meetings. At times, the Compensation Committee conducts executive sessions. Mrs. Corum is excused from all executive sessions and the Chairman of the Committee communicates any decisions for inclusion in the minutes. Management (other than Mr. Smith and Mr. Barron solely in their roles as directors approving the Compensation Committee’s recommendations) had no role in setting compensation for the independent directors.

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EXECUTIVE COMPENSATION

Summary Compensation Table for 2020, 2019, and 2018

The following summary compensation table shows compensation information for our principal executive officer, principal financial officer, and our president (the only other executive officer whose total compensation exceeded $100,000) for each of the three previous fiscal years. Amounts listed under column (f), “Nonequity Incentive Plan Compensation” are determined by the Compensation Committee at its first meeting following the year in which the compensation is earned and paid to the executives shortly after such determination is made.

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Nonequity Incentive Plan Compensation ($)(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)	Total Without Change in Pension Value ($)(6)
William G. Smith, Jr. Chairman, President, and Chief Executive Officer	2020	430,000	0	241,555	387,640	1,574,593	4,191	2,637,979	1,063,386
	2019	420,000	0	517,381	318,835	698,947	1,921	1,957,084	1,258,137
	2018	400,000	0	508,974	264,272	(236,439)	2,937	1,412,622	1,176,183
Thomas A. Barron President, Capital City Bank	2020	395,000	0	111,763	244,718	675,380	4,191	1,431,052	755,672
	2019	375,000	0	226,178	198,244	895,799	1,921	1,697,142	801,343
	2018	350,000	0	223,155	252,116	433,551	1,715	1,260,537	826,986
J. Kimbrough Davis Executive Vice President and Chief Financial Officer	2020	318,000	0	90,684	172,208	650,890	4,191	1,235,973	585,083
	2019	309,000	0	199,478	143,041	623,284	3,143	1,277,946	654,662
	2018	300,000	0	196,278	160,184	(94,846)	1,584	563,200	658,046

(1)	We have no employment agreements with our named executive officers.
(2)	The amounts in column (e) reflect the grant date fair value of stock awards under our Stock-Based Incentive Plan and LTIP, as determined under applicable SEC and accounting rules. See “Grants of Plan-Based Awards in 2020,” on page 35, below, for additional information. Among other things, these rules require that the amounts shown in column (e) for the LTIP awards be based upon the probable outcome of the performance conditions. The named executive officers may never realize any value from the awards under the LTIP and, to the extent that they do, the amounts realized may be different than the amounts reported above. As discussed in the Compensation Discussion & Analysis, for Mr. Smith, the maximum value of the stock portion of the LTIP award each year is $300,000; for Messrs. Barron and Davis, the maximum value of the stock portion of the LTIP award each year is $120,000. In 2017 and 2018, Mr. Smith declined his LTIP awards. Although the LTIP awards declined or not earned are cancelled, we do not adjust the related amounts previously reported as compensation in the year of the award.
(3)	The amounts in column (f) reflect the cash awards to the named individuals under the Cash Incentive Plan, the cash portion of the awards under the Stock-Based Incentive Plan, and the cash portion of the awards under the LTIP, all of which is discussed further in the Compensation Discussion & Analysis. For each of the named executive officers, awards under the Cash Incentive Plan were paid out at approximately 107.2%, 88.61%, and 120.81% of the target awards for 2020, 2019, and 2018, respectively. Cash awards under the Stock-Based Incentive Plan were as follows:
	2020	2019	2018
William G. Smith, Jr.	$75,040	$38,767	$52,854
Thomas A. Barron	40,993	21,178	28,874
J. Kimbrough Davis	25,728	13,292	18,122

Cash awards under the LTIP are shown in the third year of the three-year performance period, but only if actually paid out. Mr. Smith declined his awards in 2017 and 2018. Awards were as follows:

	2020	2019	2018
William G. Smith, Jr.	$125,000	$125,000	$0
Thomas A. Barron	50,000	50,000	50,000
J. Kimbrough Davis	50,000	50,000	33,333

These amounts were earned during the years indicated and were paid to our named executive officers in January of the following year.

(4)	The amounts in column (g) reflect the actuarial increase in the present value of the named executive officer’s benefits under all pension plans established by us determined using the assumptions consistent with those used in our financial statements, which are discussed in further detail on page 37 under the heading “Pension Benefits.”
(5)	The amount shown in column (h) reflects for each named executive officer a life insurance premium.

34     Capital City Bank Group, Inc. | Notice of Annual Meeting and Proxy Statement

(6)	To show the effects that the year-over-year change in pension value had on total compensation, as determined under applicable SEC rules, we have included an additional column (j) to show total compensation minus the change in pension value. The amounts reported in the Total Without Change in Pension Value column may differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for total compensation. Total Without Change in Pension Value represents total compensation, as determined under applicable SEC rules, minus the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column (but including the nonqualified deferred compensation earnings reported in that column, if any). The change in pension value is subject to many external variables, such as interest rates, that are not related to Company performance. Therefore, we do not believe a year-over-year change in pension value is helpful in evaluating compensation for comparative purposes and instead, believe shareowners may find the accumulated pension benefits in the 2020 Pension Benefits table on page 38 a more useful calculation of the pension benefits provided to the named executive officers.

Grants of Plan-Based Awards in 2020

As discussed in the Compensation Discussion and Analysis, cash bonus plan payouts and performance share units are awarded only when we achieve Board-approved established levels of performance.

			Estimated Possible Payouts Under Nonequity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Stock Awards
(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)	($)
William G. Smith, Jr.	Cash	N/A	—	175,000	350,000	—	—	—	—
	Stock(1)	2/27/20	—	—	—	—	175,000	350,000	103,560
	LTIP(2)	2/27/20	—	—	—	—	250,000	500,000	137,995
Thomas A. Barron	Cash	N/A	—	143,400	286,800	—	—	—	—
	Stock(1)	2/27/20	—	—	—	—	95,600	191,200	56,576
	LTIP(3)	2/27/20	—	—	—	—	100,000	200,000	55,187
J. Kimbrough Davis	Cash	N/A	—	90,000	180,000	—	—	—	—
	Stock(1)	2/27/20	—	—	—	—	60,000	120,000	35,497
	LTIP(3)	2/27/20		—	—	—	100,000	200,000	55,187

(1)	Represents the Stock-Based Incentive Plan, administered under the 2011 Associate Incentive Plan. Payments are payable 60% in performance shares and 40% in cash.
(2)	Represents the LTIP pursuant to which we award performance shares with an economic value equivalent ranging from $0 - $500,000, representing 60% equity and 40% cash. The plan has a target award of $250,000 and a maximum award of $500,000. The target award is based on the Company earning $2.44 per share in 2022. The award is based on compounded growth in diluted earnings per share. The number of performance shares that can be earned is calculated based on the average highs and lows of the previous 10 trading days from date of grant (February 27, 2020). The formula is set by the terms of the 2011 Associate Incentive Plan.
(3)	Represents the LTIP pursuant to which we award performance shares with an economic value equivalent ranging from $0 - $200,000, representing 60% equity and 40% cash. The plan has a target award of $100,000 and a maximum award of $200,000. The target award is based on the Company earning $2.44 per share in 2022. The award is based on compounded growth in diluted earnings per share. The number of performance shares that can be earned is calculated based on the average highs and lows of the previous 10 trading days from date of grant (February 27, 2020). The formula is set by the terms of the 2011 Associate Incentive Plan.

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Outstanding Equity Awards at Fiscal Year-End 2020

The following table provides information on outstanding equity awards for our executive officers named in the Summary Compensation Table at the end of 2020.

		Stock Awards
Name	Grant Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
(a)	(b)	(c)	(d)
William G. Smith, Jr.	2/27/20	5,151	126,612
	2/19/19	7,610	232,105
Thomas A. Barron	2/27/20	2,060	50,635
	2/19/19	3,045	92,857
J. Kimbrough Davis	2/27/20	2,060	50,635
	2/19/19	3,045	92,857

(1)	This column reflects performance shares granted assuming the performance goals are met at the 100% level. These shares are conditioned upon a component of an equity security (compounded growth in diluted earnings per share) performance during a three-year cycle. An award, if earned, will be determined and be paid following the performance period.
(2)	The dollar amounts shown in this column are determined by multiplying (x) the number of performance shares shown in Column (c) by (y) $24.58 (the closing price of the Company’s common stock on December 31, 2020, the last trading day of the Company’s 2020 fiscal year).

Potential Payments Upon Termination or Change in Control

The amount of compensation (if any) that is payable to our named executive officers upon termination of employment depends on the nature and circumstances under which employment is ended.

Change in Control

In the event of a change in control, our named executive officers will be credited with an additional two years of credited service for purposes of computation of retirement benefits payable under the SERP; however, all of our executive officers already have earned the maximum service time. Accrued benefits based upon normal retirement are payable to the named executive officer upon a change in control. A “change in control” under the SERP means the sale of substantially all of our assets, a change in share ownership of greater than 50% within a 24-month period, or any other determination of change in control made by our Board of Directors.

In the event of a change in control, our named executive officers would not receive any additional benefit under the qualified Retirement Plan but would have the same benefits as any associate who separates employment with the Company.

We have no post-employment compensation programs designed to provide benefits upon a change in control, other than those discussed above.

Payments Upon Termination of Employment

Voluntary Termination. If a named executive officer voluntarily resigns from our employment, no amounts are triggered under the Cash Incentive Plan or the Stock-Based Incentive Plan. The executive may be entitled to receive benefits from the Retirement Plan and the SERP to the extent those benefits have been earned under the provisions of the plans and the executive officer has met the vesting requirements of the plans. In addition, the executive would be entitled to receive any amounts voluntarily deferred (and the earnings on deferrals) under the 401(k) Plan.

Retirement. As of December 31, 2020, Messrs. Barron, Davis, and Smith are eligible for normal retirement as defined by the Retirement Plan and the SERP. As such, each may be entitled to receive benefits from the Retirement Plan and SERP to the extent those benefits have been earned under the provisions of the plans.

Death. If a named executive officer dies while employed by us, the Retirement Plan and the SERP will provide benefits to the heirs of the deceased executive. The benefits are of the same value as those provided for a voluntary termination or early retirement as applicable.

36     Capital City Bank Group, Inc. | Notice of Annual Meeting and Proxy Statement

Involuntary Termination with or without Cause. If a named executive officer’s employment is involuntarily terminated, the executive may be entitled to receive benefits from the Retirement Plan and the SERP to the extent those benefits have been earned under the provisions of the plans and the executive officer has met the vesting requirements of the plans. In addition, the executive would be entitled to receive any amounts voluntarily deferred (and the earnings on deferrals) under the 401(k) Plan.

Disability. In the event that a named executive officer becomes disabled on a long-term basis, the executive officer’s employment by us would not necessarily terminate. If a named executive officer becomes disabled under the terms of the Retirement Plan or the SERP, the executive will continue to accrue a retirement benefit until the earliest of recovery, death or retirement. This benefit cannot be paid as a lump sum distribution.

Payment Tables

Each named executive officer would have received the following payments had his employment terminated on December 31, 2020 under the following triggering events:

Name	Compensation Components	Change in Control(1)	Voluntary Termination(1)	Retirement(1)	Death(1)	Disability(2)	Involuntary Termination(1)
	(a)	(b)	(c)	(d)	(e)	(f)	(g)
William G. Smith, Jr.	Retirement Plan	$3,118,611	$3,118,611	$3,118,611	$3,118,611	$22,273	$3,118,611
	SERP	6,184,018	6,184,018	6,184,018	6,184,018	28,276	6,184,018
Thomas A. Barron	Retirement Plan	3,105,238	3,105,238	3,105,238	3,105,238	23,333	3,105,238
	SERP	3,565,623	3,565,623	3,565,623	3,565,623	17,651	3,565,623
J. Kimbrough Davis	Retirement Plan	3,034,606	3,034,606	3,034,606	3,034,606	20,438	3,034,606
	SERP	1,748,995	1,748,995	1,748,995	1,748,995	7,609	1,748,995
(1)	Lump Sum. Lump sum payments are determined as of December 31, 2020 using the Retirement Plan’s applicable basis, namely, 417(e)(3) Mortality Table under Revenue Notice 18-02; a three segment yield curve using rates specified in Revenue Notice N-2020-01, which are 2.04% for the first five years, 3.09% for the next 15 years, and 3.68% thereafter. Under the Retirement Plan and the SERP, lump sum payments are triggered upon a change in control, voluntary termination, retirement, death, and involuntary termination. No further benefits would be payable after the lump sum payment is made. Messrs. Smith, Barron and Davis qualify for unreduced retirement benefits as all have reached their Normal Retirement Date of age 61.
(2)	Monthly Annuity Payments. In the event that a named executive officer becomes disabled on a long-term basis, the named executive officer would receive monthly annuity payments beginning at age 65. These payments coordinate with our long-term disability program.

PENSION BENEFITS

Retirement Plan

The key provisions of the Retirement Plan are as follows:

Monthly Benefit. Participants with a vested benefit will be eligible to receive the following retirement benefits each month for the rest of their lives beginning at age 65:

▪	1.90% of final average monthly compensation multiplied by years of service after 1988 (limited to 30 years), plus
▪	0.40% of final average monthly compensation in excess of $2,000 multiplied by years of service after 1988 (generally limited to 30 years), plus
▪	the monthly benefit accrued as of December 31, 1988, updated for salary increases since 1988.

Total benefits are limited by the Internal Revenue Code. In 2020, the limit was $230,000 per year or $19,167 per month. Additional provisions may apply for participants who were hired after January 1, 2002 or who worked for a bank that we acquired. Associates hired post January 1, 2020 are not eligible to participate in the Retirement Plan.

Final Average Monthly Compensation. The final average monthly compensation is the average of the highest five years of W-2 earnings (plus 401(k) deferrals minus taxable automobile allowance) within the previous 10 years, regardless of whether the years occur consecutively. Compensation is limited by the Internal Revenue Code to $285,000 per year (or $23,750 per month) for 2020.

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Vesting. Participants become vested after reaching five years of service.

Early Retirement Benefits. Participants may elect to retire prior to their Normal Retirement Date.

▪	Reduced Retirement: If participants are at least age 55 and have at least 15 years of service, then they may commence benefits early on a reduced basis. The monthly benefit will be calculated using the benefit formula described above, reduced 6.67% times the number of years (up to five) that the benefit commencement date precedes the normal retirement date, and 3.33% times any additional years (up to five).
▪	Unreduced Retirement: If participants are at least age 61 and have at least 30 years of service, then they may commence benefits early on an unreduced basis.

Form of Payment. Participants may receive their pension benefit as an annuity or as a lump sum.

SERP

In general, the plan provisions for the SERP are identical to the provisions of the Retirement Plan, except the benefits are calculated without regard to the limits set by the Internal Revenue Code on compensation and benefits. The net benefit payable from the SERP is the difference between this gross benefit and the benefit payable by the Retirement Plan. The SERP limits gross benefits to 60% of final average monthly compensation. As a general rule, we do not grant extra years of service under the SERP other than in the event of a change in control, when we credit our named executive officers with an additional two years of credited service; however, all of our executive officers already have earned the maximum service time. Exceptions may occur in limited instances such as a mid-career hire.

2020 Pension Benefit Table

The following table shows the years of credited service, present value of the accumulated benefit for the named executive officers as of December 31, 2020 and payments made during the last fiscal year.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit(1) ($)	Payments During Last Fiscal Year ($)
William G. Smith, Jr.	Retirement Plan	42	3,762,818	0
	SERP	42	6,004,719	0
Thomas A. Barron	Retirement Plan	46	3,823,180	0
	SERP	46	3,081,335	0
J. Kimbrough Davis	Retirement Plan	39	3,526,090	0
	SERP	39	1,400,866	0
(1)	Because the pension amounts shown in the Summary Compensation Table and the Pension Benefits Table are projections of future retirement benefits, numerous assumptions must be applied. In general, the assumptions should be the same as those used to calculate the pension liabilities in accordance with U.S. GAAP on the measurement date, although the SEC permits certain exceptions. The assumptions we use are described in Note 13 of our financial statements in the Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC. As described in such Note, the discount rate assumption is 2.88% for the Retirement Plan and 2.38% for the SERP. The accumulated benefit is based on service and W-2 earnings (plus 401(k) deferrals minus taxable automobile allowance, as described above) considered by the plans for the period through December 31, 2020. We also assumed that for the Retirement Plan, 80% of participants would elect to receive a lump sum and 20% of participants would elect to receive an annuity. For the SERP, we assumed 100% of participants would elect a lump sum. We used a 2.88% interest rate for any lump sum payments in the Retirement Plan and 2.38% interest rate for any lump sum in the SERP. The post-retirement mortality assumption is based on the prescribed mortality assumption under PRI-2012 mortality table, with a blue-collar adjustment for the Retirement Plan and white-collar adjustment for the SERP, projected generationally from 2012 using Scale MP-2020 with separate mortality for annuitants and non-annuitants. The changes in the pension values shown in the Summary Compensation Table are determined as the change in the values during the fiscal year (including the impact of changing assumptions from the prior fiscal year).

38     Capital City Bank Group, Inc. | Notice of Annual Meeting and Proxy Statement

PROPOSAL NO. 3 – Vote on Adoption of the 2021 Director Stock Purchase Plan

On February 25, 2021, the Board of Directors adopted the Capital City Bank Group, Inc. 2021 Director Stock Purchase Plan (the “Director Stock Plan”), subject to shareowner approval at the 2021 Annual Meeting of Shareowners. The Director Stock Plan will replace the current 2011 Director Stock Purchase Plan. If the Director Stock Plan is approved, no further grants will be made under the 2011 Director Stock Purchase Plan. If approved, the Director Stock Plan will be effective on April 27, 2021. The full text of the Director Stock Plan is attached as Appendix B to this Proxy Statement. The following summary of the major provisions of the Director Stock Plan is qualified, in its entirety, by reference to the Director Stock Plan as set forth in Appendix B.

Purpose

The purpose of the Director Stock Plan is to provide certain eligible directors of the Company and its designated subsidiaries with the ability to apply all or a portion of their annual retainer and monthly fees received from serving as directors to purchase Common Stock of the Company at a ten percent (10%) discount from fair market value. As of January 31, 2021, approximately 150 directors were eligible to participate in the Director Stock Plan. The committee appointed by the Board in accordance with the Director Stock Plan (the “Director Plan Committee”) has the discretion to change the purchase price, subject to IRS limitation.

The Board believes that the Director Stock Plan will encourage increased common stock ownership by the eligible directors, thereby promoting long-term shareowner value by strengthening the directors’ commitment to the welfare of the Company.

Administration

The Director Plan Committee will administer the Director Stock Plan. The Director Stock Plan provides that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act, the Director Plan Committee shall be comprised solely of two or more nonemployee Directors, as defined in Rule 16b-3(b)(3)(i) under the Securities Exchange Act.

Subject to the Director Stock Plan’s terms and conditions, the Director Plan Committee shall have the authority to establish, adopt, or revise such rules and regulations and to make all determinations relating to the administration of the Director Stock Plan. The Director Plan Committee’s decisions with respect to the Director Stock Plan are final and binding upon all parties.

Shares Subject to Director Stock Plan

Under the terms of the Director Stock Plan, the shares of the Company’s common stock purchased by participants will be purchased directly from the Company. The maximum number of shares of common stock available under the Director Stock Plan is 300,000 shares. However, unless the Director Plan Committee specifically determines otherwise, the aggregate number of shares of common stock available under the Director Stock Plan shall be subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting the Common Stock. Shares purchased from the Company will be authorized but unissued shares. The Company plans to register the shares under the Director Stock Plan under the Securities Act prior to issuing any shares under the Director Stock Plan.

Stock Purchase Rights

Members of the Board of Directors of the Company (including community and advisory directors) or its subsidiaries who receive annual retainers, monthly fees or committee meeting fees for serving as directors are eligible to participate in the Director Stock Plan. Under the Director Stock Plan, a director may purchase common stock in one of two ways. Under the first method (Option A), during the first fifteen (15) days of each calendar year (beginning on January 1), a director may elect in writing to have all or a portion of his director fees earned in the preceding year applied to the purchase of common stock. The purchase price per share for such common stock is 90% of the common stock’s Option A Fair Market Value on the purchase date.

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Under the second method (Option B), during the month of December, a director may elect to have all, one-half, or none of his or her director fees to be earned in the upcoming calendar year applied to the purchase of common stock. Under the second method, the purchase price per share for common stock is 90% of the common stock’s Option B Fair Market Value determined on the last trading day of the month in which each Board or committee meeting occurred. The purchased stock is issued at such intervals as determined by the Director Plan Committee from time to time.

Amendment or Termination

The Director Plan Committee may generally amend any provision of the Director Stock Plan, provided that the Director Plan Committee may not materially amend the Director Stock Plan without shareowner approval. A material amendment includes (but is not limited to): materially increasing the number of shares of common stock to be issued under the Director Stock Plan (other than a recapitalization adjustment or an adjustment to reflect a change in applicable law); materially increasing benefits to participants; materially increasing the class of persons eligible to participate in the Director Stock Plan; or expanding the types of awards provided under the Director Stock Plan. With certain exceptions, no amendment in the Director Stock Plan may be made that would adversely affect any participant, without the consent of such participant.

The Director Plan Committee shall have the right to terminate the Director Stock Plan at any time, provided that, without the consent of an affected participant, such termination may not adversely affect a participant in the plan.

Federal Income Tax Consequences

The following discussion summarizes the material federal income tax consequences of participation in the Director Stock Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular director. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local or foreign tax consequences.

Under current law, the Company believes that the following federal income tax consequences would generally result under the Director Stock Plan. A director would generally include in his or her gross income any director fees received in connection with his or her directorship in the year such fee is paid. In addition, upon the purchase of the common stock at a discount under the Director Stock Plan, the director would recognize ordinary income in an amount equal to the excess of the fair market value of the common stock at the time of purchase over the amount the director pays for the common stock. The director’s basis in the acquired common stock would equal the amount he or she paid for such stock plus any income he recognized upon such acquisition. Where ordinary income is recognized by a participant in connection with acquisition of common stock purchased under the Director Stock Plan, the Company would be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

New Plan Benefits

Because benefits under the Director Stock Plan will depend on directors’ elections to participate and the fair market value of our Common Stock at various future dates, it is not possible to determine the benefits that will be received by our directors if the Director Stock Plan is approved by the shareowners. Associates are not eligible to participate in the Director Stock Plan.

Required Vote

The Director Stock Plan must be approved by a majority of the votes represented and voted on the proposal at the Annual Meeting.

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2021 Director Stock Purchase Plan

40     Capital City Bank Group, Inc. | Notice of Annual Meeting and Proxy Statement

PROPOSAL NO. 4 – Vote on Adoption of the 2021 Associate Stock Purchase Plan

On February 25, 2021, the Board of Directors adopted the Capital City Bank Group, Inc. 2021 Associate Stock Purchase Plan (the “Associate Stock Plan”), subject to shareowner approval at the 2021 Annual Meeting of Shareowners. The Associate Stock Plan will replace the current 2011 Associate Stock Purchase Plan. If the Associate Stock Plan is approved, no further grants will be made under the 2011 Associate Stock Purchase Plan. If the shareowners approve the Associate Stock Plan, then its effective date will be April 27, 2021. The full text of the Associate Stock Plan is attached as Appendix C to this Proxy Statement. The following summary of the major provisions of the Associate Stock Plan is qualified, in its entirety, by reference to the Associate Stock Plan as set forth in Appendix C.

Purpose

The purpose of the Associate Stock Plan is to provide associates of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions or other contributions. As of January 31, 2021, we had approximately 780 associates who are eligible to participate in the Associate Stock Plan. It is the intention of the Company to have the Associate Stock Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code. The provisions of the Associate Stock Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Internal Revenue Code. Under the Associate Stock Plan, the Company will sell shares to participants at a price equal to 90% of the Fair Market Value of the common stock at the beginning or end of a subscription period, whichever is less. The committee appointed by the Board in accordance with the Associate Stock Plan (the “Associate Plan Committee”) has the discretion to change the purchase price, subject to IRS limitation.

The Board of Directors believes that the Associate Stock Plan will encourage broader stock ownership by associates of the Company and thereby provide an incentive for nonexecutive associates to contribute to the profitability and success of the Company. In particular, the Board intends the Associate Stock Plan to offer a convenient means for such associates who might not otherwise own common stock in the Company to purchase and hold common stock, and that the discounted sale feature of the Associate Stock Plan provides a meaningful inducement to participate. The Board believes that associates’ continuing economic interest, as shareowners, in the performance and success of the Company will enhance the entrepreneurial spirit of the Company, which can greatly contribute to the long-term growth and profitability of the Company.

Administration

The Board shall appoint the Associate Plan Committee to administer the Associate Stock Plan. The Associate Stock Plan provides that, to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act, the Associate Plan Committee shall be comprised solely of two or more nonemployee Directors, as defined in Rule 16b-3(b)(3) under the Securities Exchange Act. Although members of the Board (who are also “associates” of the Company) are allowed to participate in the Associate Stock Plan, no member of the Associate Plan Committee may participate in the Associate Stock Plan, and members of the Board of Directors who are eligible to participate in the Associate Stock Plan may not vote on any matter affecting the administration of the Associate Stock Plan or the grant of any option pursuant to the Associate Stock Plan.

Subject to the Associate Stock Plan’s terms and conditions, the Associate Plan Committee shall have full and discretionary authority to construe, interpret, and apply the terms of the Associate Stock Plan, to determine eligibility and to adjudicate all disputed claims filed under the Associate Stock Plan. Every finding, decision, and determination made by the Associate Plan Committee shall, to the full extent permitted by law, be final and binding upon all parties.

Shares Subject to Associate Stock Plan

Under the terms of the Associate Stock Plan, the shares of the Company’s common stock purchased by participants will be purchased directly from the Company. The maximum number of shares of common stock that shall be made available under the Associate Stock Plan shall be 400,000 shares. However, unless the Associate Plan Committee specifically determined otherwise, the maximum number of shares available under the Associate Stock Plan may be subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting the common stock. Shares to be purchased from the Company will be authorized but unissued shares. The Company plans to register the shares under the Associate Stock Plan under the Securities Act prior to issuing any shares under the Associate Stock Plan.

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Stock Option Rights

Any associate of the Company will be eligible to participate in the Associate Stock Plan, except any associate who owns 5% or more of the total combined voting power or value of all outstanding shares of all classes of securities of the Company or any subsidiary.

An eligible associate may enroll for any six-month offering period, commencing January 1 and July 1 of each year, by filing an enrollment form with the Company at least fifteen (15) business days prior to the commencement of the offering period. If the Associate Stock Plan is approved by the Company’s shareowners at the 2021 Annual Meeting, the initial subscription period will begin on or after July 1, 2021. After initial enrollment in the Associate Stock Plan, the associate will be automatically re-enrolled in the Associate Stock Plan for subsequent subscription periods unless he or she files a notice of withdrawal before such subscription period begins, terminates employment, or otherwise becomes ineligible to participate.

Upon enrollment in the Associate Stock Plan, the associate must elect a rate at which he or she will make payroll contributions for the purchase of common stock. An associate generally may elect to make contributions in an amount expressed as whole percentage of such associate’s earnings or as a fixed dollar amount per pay period, although an associate’s contributions will be adjusted downward or refunded to the extent necessary to ensure that he or she will not purchase during any offering period common stock that has a fair market value, as of the beginning of the offering period, in excess of $25,000 per year. All associate contributions will be made by means of direct payroll deduction or, if permitted by the Associate Plan Committee, by supplemental contribution. The contribution rate elected by a participant will continue in effect until modified by the participant. The contributions of an associate will be credited to an account maintained by the Company on behalf of such associate.

Pursuant to the above method, shares of the Company’s common stock will be purchased from the Company on a given purchase date in the aggregate for all accounts under the Associate Stock Plan. Shares purchased will be credited to the accounts maintained under the Associate Stock Plan for each participant based upon the average cost of all shares purchased. No interest will be credited on contributions pending investment in common stock. Participants will have the exclusive right to vote or direct the voting of shares credited to their accounts, and will be permitted to withdraw, transfer, or sell their shares without restriction. Participants’ rights under the Associate Stock Plan are nontransferable except pursuant to the laws of descent and distribution.

Costs and Expenses

The Company will pay costs and expenses incurred in the administration of the Associate Stock Plan and maintenance of accounts. The Company will not pay brokerage fees and expenses relating to sales by participants, and participants may be charged reasonable fees for withdrawals or share certificates and other specified services. The Company will be responsible for furnishing account statements to participants.

Amendment or Termination

A participant’s enrollment in the Associate Stock Plan may be terminated at any time, effective for payroll periods or subscription periods beginning after the filing of a notice of termination of enrollment. Enrollment will also terminate upon termination of a participant’s employment by the Company and its subsidiaries. Upon termination of enrollment, cash amounts resulting from previous contributions will be repaid to the participant. A participant may reduce contributions to the Associate Stock Plan for future offering periods without thereby terminating enrollment.

Shareowner approval must be sought for changes that require shareowner approval under Section 423 of the Internal Revenue Code. With certain exceptions, no amendment may be made that would change any option previously granted if such a change would adversely affect any participant.

The Associate Plan Committee shall have the right to terminate the Associate Stock Plan at any time, provided that without the consent of an affected participant no such termination may adversely affect options previously granted, except that an offering period may be terminated by the Associate Plan Committee on any exercise date if the Associate Plan Committee determines that the termination of the Associate Stock Plan is in the best interests of the Company and its stockholders.

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Federal Income Tax Consequences

Under current law, the Company believes that the following federal income tax consequences would generally result under the Associate Stock Plan. Rights to purchase shares under the Associate Stock Plan are intended to constitute “options” issued pursuant to an “Employee Stock Purchase Plan” within the meaning of Section 423 of the Internal Revenue Code:

(1)	No taxable income results to the participants upon the grant of an option to purchase or upon the purchase of shares for his or her account under the Associate Stock Plan (although the amount of a participant’s contributions under the Associate Stock Plan will be taxable as ordinary income to the participant).
(2)	If the participant disposes of shares less than two years after the first day of a subscription period with respect to which he or she purchased the shares, or for one year after the date of purchase, then at that time the participant will realize ordinary income in an amount equal to the fair market value of the shares on the date of purchase minus the purchase price of the shares.
(3)	If the participant holds the shares for at least two years after the first day of an offering period with respect to which he or she purchased the shares, or for one year after the date of purchase, then at the time the participant disposes of the shares he or she will realize ordinary income in an amount equal to the lesser of (i) the fair market value of the shares on the first day of the offering period minus the purchase price of the shares; or (ii) the fair market value of the shares on the date of disposition minus the purchase price of the shares.
(4)	In addition, the participant will realize a long-term or short-term capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon any sale of the common stock and the participant’s basis in the common stock (i.e., the purchase price plus the amount, if any, taxed to the participant as ordinary income, as described in (2) and (3) above).
(5)	If the statutory holding period described in (2) and (3) above is satisfied, the Company will not receive any deduction for federal income tax purposes with respect to any discount in the sale price of common stock applicable to such participant. If such statutory holding period is not satisfied, the Company generally should be entitled to a tax deduction in an amount equal to the amount taxed to the participant as ordinary income.

The foregoing provides only a general description of the application of federal income tax laws to the Associate Stock Plan. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Due to the complexities of the tax laws, participants are encouraged to consult a tax advisor regarding their individual circumstances.

New Plan Benefits

Because benefits under the Associate Stock Plan will depend on associates’ elections to participate and the fair market value of our Common Stock at various future dates, it is not possible to determine the benefits that will be received by our executive officers and other associates if the Associate Stock Plan is approved by the shareowners. Non-associate directors are not eligible to participate in the Associate Stock Plan.

Required Vote

The Associate Stock Plan must be approved by a majority of the votes represented and voted on the proposal at the Annual Meeting.

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2021 Associate Stock Purchase Plan

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PROPOSAL NO. 5 – Vote on Adoption of the 2021 Associate Incentive Plan

On February 25, 2021, the Board of Directors adopted the Capital City Bank Group, Inc. 2021 Associate Incentive Plan (the “Incentive Plan”), subject to shareowner approval at the 2021 Annual Meeting of Shareowners. The Incentive Plan will replace the current 2011 Associate Incentive Plan. If the Incentive Plan is approved, no further grants will be made under the 2011 Associate Incentive Plan. If the shareowners approve the Incentive Plan, then its effective date will be April 27, 2021. The full text of the Incentive Plan is attached as Appendix D to this Proxy Statement. The following summary of the major provisions of the Incentive Plan is qualified, in its entirety, by reference to the Incentive Plan as set forth in Appendix D.

Purpose and Administration

Pursuant to the Incentive Plan, key employees of the Company and its subsidiaries, who have been selected as participants, and directors are eligible to receive awards of various forms of equity-based incentive compensation, including stock options, stock appreciation rights, restricted stock awards, performance units and phantom stock, and awards consisting of combinations of such incentives. As of January 31, 2021, approximately 950 associates and directors were eligible to participate in the Incentive Plan. The Incentive Plan is administered by a committee of the Board of Directors (the “Incentive Plan Committee”). The Incentive Plan provides that, to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, the Incentive Plan Committee shall be comprised solely of two or more nonemployee Directors, as defined in Rule 16b-3(b)(3) under the Securities Exchange Act. The Incentive Plan Committee shall have the authority, subject to the provisions of the Incentive Plan, to establish, adopt or revise such rules and regulations and to make all such determinations relating to the Incentive Plan as it may deem necessary or advisable for the administration of the Incentive Plan.

Subject to the provisions of the Incentive Plan, the Incentive Plan Committee has sole discretionary authority to interpret the Incentive Plan and to determine the type of awards to grant, when, if, and to whom awards are granted, the number of shares covered by each award and the terms and conditions of the award. The term of the Incentive Plan is 10 years from the effective date, after which no further securities may be granted thereunder.

Options granted under the Incentive Plan may be incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, or nonqualified stock options (“NQSOs”). The exercise price of the options is determined by the Incentive Plan Committee when the options are granted, subject to a minimum price of the fair market value of the common stock on the date of grant. In the discretion of the Incentive Plan Committee, the option exercise price may be paid in cash or in shares of stock or other property having a fair market value on the date of exercise equal to the option exercise price, or by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the exercise price.

A stock appreciation right granted under the Incentive Plan as an alternative or a supplement to a related stock option will entitle its holder to be paid an amount equal to the fair market value of the common stock subject to the stock appreciation right as of an appreciation date selected by the holder of the stock appreciation right, less the exercise price of the related stock option, if any, or such other price as the Incentive Plan Committee may determine at the time of the grant of the stock appreciation right (which may not be less than the fair market value of one share of common stock on the date of grant). Restricted stock will be issued to the recipient at the time the award is granted, but will be subject to forfeiture in the event continued employment and/or other restrictions and conditions established by the Incentive Plan Committee at the time the award is granted are not satisfied. A performance share or phantom stock award will provide for the future payment of cash or the issuance of shares of common stock to the recipient if continued employment or other performance objectives established by the Incentive Plan Committee at the time of grant are attained. Performance share awards may, in the discretion of the Incentive Plan Committee, be settled in cash, on each date on which shares of common stock covered by the awards would otherwise have been delivered or become unrestricted, in an amount equal to the fair market value of such shares on such date.

The Incentive Plan also provides that in the event of a change in control, any incentive stock options, NQSOs or stock appreciation rights granted to a participant shall become immediately exercisable with respect to all of the shares subject to such options or stock appreciation rights. Moreover, as to any phantom stock units or other restricted stock awarded under the Incentive Plan, the period in which certain transferability and other restrictions, as set forth in the Incentive Plan, apply shall expire immediately with respect to all of the phantom stock units or shares of restricted stock. The exercise of incentive stock options following a change in control will be subject to a $100,000 limitation under the Incentive Plan or any other similar plan of the Company.

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The Company has limited the aggregate number of shares of common stock to be awarded under the Incentive Plan to 700,000 shares. However, unless the Incentive Plan Committee specifically determined otherwise, the maximum number of shares available under the Incentive Stock Plan and the awards granted under the Incentive Stock Plan will be subject to appropriate adjustment in the case of any stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, exchanges or other changes in capitalization affecting the common stock. The Company plans to register the shares under the Incentive Plan under the Securities Act prior to issuing any shares under the Incentive Plan.

Federal Income Tax Consequences

The following discussion summarizes the material federal income tax consequences of participation in the Incentive Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular employee. The discussion is based on federal income tax laws in effect on the date hereof and is, therefore, subject to possible future changes in law. This discussion does not address state, local, or foreign tax consequences.

The following does not purport to be a complete description of the federal income tax aspects of the incentive stock options, NQSOs, stock appreciation rights, performance shares, restricted stock or phantom stock units granted under the Incentive Plan, and each participant in the Incentive Plan should consult his or her own tax advisor. The Incentive Plan is not a qualified plan within the meaning of Section 401(a) of the Internal Revenue Code.

Incentive Stock Options.

Under Section 422 of the Internal Revenue Code, an employee of the Company or any of its subsidiaries will not recognize any taxable income at the time of the grant of an incentive stock option under the Incentive Plan. Similarly, participants will not recognize any taxable income on the exercise of an incentive stock option granted under the Incentive Plan if the option price is paid in cash or common stock of the same class as that being purchased. If the Incentive Plan Committee authorizes, and a participant elects, to pay the option price with appreciated property other than common stock, the participant would recognize taxable income to the extent the fair market value of such property exceeds the participant’s basis in such appreciated property. The amount by which the fair market value of common stock acquired upon exercise of an incentive stock option exceeds the option price will constitute an item of adjustment for purposes of computing alternative minimum taxable income.

The tax treatment of the disposition of common stock acquired by exercise of an incentive stock option depends upon whether the participant disposes of such common stock within the statutory holding period for incentive stock option stock. The holding period for incentive stock option stock is the later of two years from the date of the grant of the incentive stock option or one year from the exercise of such option. If a participant disposes of incentive stock option stock after the close of the statutory holding period, he or she will recognize capital gain income equal to the difference between the amount received on such disposition and his or her basis in the transferred common stock. A participant’s basis in common stock acquired by exercise of an incentive stock option is generally equal to the option price.

If a participant disposes of common stock acquired by exercise of an incentive stock option within the statutory holding period, a so-called “disqualifying disposition,” the participant will recognize ordinary income equal to the difference between the option price and the fair market value of the common stock as of the date an incentive stock option was exercised. Ordinary income recognized on a disqualifying disposition is added to a participant’s basis in the common stock and amounts realized on the disposition in excess of such sum will be recognized as capital gain income.

The Company will be entitled to a deduction for compensation with respect to an incentive stock option only if and when a participant recognizes ordinary income from a disqualifying disposition.

Nonqualified Stock Options.

The grant of an NQSO will have no immediate tax consequences to the Company or the participant. Common stock received on the exercise of an NQSO which is either transferable or not subject to a substantial risk of forfeiture will cause the participant to recognize ordinary income at the time of exercise equal to the excess, if any, of the fair market value of the stock at the time of exercise (determined without regard to any restriction other than a restriction that by its terms will never lapse) over the exercise price for such common stock. The holding period of common stock received on the exercise of a NQSO will commence as of the date of exercise. Except as provided below, it is not contemplated that the Company will issue or deliver common stock that is nontransferable or subject to a substantial risk of forfeiture.

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Where ordinary income is recognized by a participant in connection with common stock received on the exercise of an NQSO, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. The Company will be entitled to the deduction in the taxable year that includes the last day of the participant’s taxable year in which he or she recognizes such income. The Company is entitled to the deduction only if and to the extent the Company withholds tax from the participant’s award corresponding to the ordinary income recognized by the participant upon exercise of an NQSO. The Incentive Plan Committee may permit a participant to elect to have a portion of the common stock deliverable upon exercise of an option withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time of exercise. A participant’s basis in common stock acquired by exercise of an NQSO is generally equal to the option price plus the compensation income recognized upon exercise.

Stock Appreciation Rights.

A stock appreciation right is a contractual right which entitles a participant to an amount equal to the excess, if any, of the fair market value of one share of common stock on the appreciation date over the option price, in the case of a stock appreciation right granted in connection with an option, or the fair market value of one share of common stock on the date of grant, in the case of a stock appreciation right granted independent of an option. The Company may pay such excess in cash, in shares of common stock valued at fair market value, or any combination thereof. Fractional shares will be paid in cash. Stock appreciation rights may become exercisable in accordance with a vesting schedule as determined by the Incentive Plan Committee.

The grant of a stock appreciation right will have no immediate tax consequences to the participant or the Company. If cash is given upon exercise of a stock appreciation right, the award will be treated as additional compensation income to the participant upon receipt. If the Company issues common stock upon the exercise of a stock appreciation right and such common stock is either transferable or not subject to a substantial risk of forfeiture, the participant will recognize compensation income upon receipt equal to the fair market value of the common stock. It is not contemplated that the Company will, upon the exercise of a stock appreciation right, issue or deliver common stock that is nontransferable or subject to a substantial risk of forfeiture.

Where ordinary income is recognized by a participant in connection with the exercise of a stock appreciation right, the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. The Company will be entitled to the deduction in the taxable year that includes the last day of the participant’s taxable year in which he or she recognizes income from the exercise of a stock appreciation right. If the Company issues common stock upon the exercise of a stock appreciation right, the Incentive Plan Committee may permit a participant to elect to have a portion of the common stock deliverable upon exercise of an option withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time of exercise.

The holding period for determining whether capital gain or loss on the subsequent sale or exchange of the common stock awarded upon exercise of a stock appreciation right is long-term or short-term capital gain or loss will commence at the date of exercise.

Performance Shares.

Performance shares may be awarded to participants based upon the degree to which certain objective performance goals, as established by the Incentive Plan Committee, are attained. The amount earned with respect to an award of performance shares will usually be payable in common stock based upon the fair market value of such stock on the valuation date. The Incentive Plan Committee may, however, vary the composition of a performance share award at its discretion.

If a performance share award is paid in cash, the award will be treated as additional compensation income to the participant upon receipt. If the Company issues common stock in payment of a performance share award and such common stock is either transferable or not subject to a substantial risk of forfeiture, the participant will recognize compensation income upon receipt of the common stock equal to the fair market value of the common stock. It is not contemplated that the Company will, upon payment of a performance share award, issue common stock that is nontransferable or subject to a substantial risk of forfeiture.

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The Company will be entitled to a deduction in an amount equal to the performance share award in the taxable year that includes the last day of the participant’s taxable year in which he or she recognizes income from the receipt of a performance share award. If the Company issues common stock in payment of a performance share award, the Incentive Plan Committee may permit a participant to elect to have a portion of the common stock withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time the performance shares are awarded.

The holding period for determining whether capital gain or loss on the subsequent sale or exchange of common stock received as a performance share award is long-term or short-term capital gain or loss will commence at the date of issue.

Restricted Stock Awards.

The Company may grant participants awards of restricted stock and establish the periods of restriction applicable thereto. Restricted stock will be nontransferable and subject to forfeiture upon termination of employment for any reason prior to the date such awards become vested in accordance with their terms. Participants will be entitled to dividends payable with respect to restricted stock, even during the restricted period, without risk of forfeiture although the Company may withhold payment of the dividends until the expiration of the restricted period. Any dividends on restricted stock so withheld may accrue interest at a rate and subject to such terms as determined by the Incentive Plan Committee. The purchase price of restricted stock will be an amount equal to the aggregate par value of such shares and will be payable within 60 days following the making of the award.

Participants will recognize compensation income equal to dividends payable with respect to restricted stock during the restricted period. Dividends payable with respect to restricted stock following expiration of the restricted period shall be recognized as ordinary dividend income. Participants will recognize compensation income in an amount equal to the excess of the fair market value of restricted stock awarded to a participant over the amount paid, if any, for such shares as and when the restricted stock becomes either freely transferable or free of any risk of forfeiture.

The Company will be entitled to a deduction in an amount equal to the amount recognized as compensation income by a participant in the taxable year that includes the last day of the participant’s taxable year in which he or she recognizes income from the receipt of the receipt of restricted stock. The Incentive Plan Committee may permit a participant to elect to have a portion of the restricted stock withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time the restricted stock is included in a participant’s income.

Phantom Stock Units.

The Company may issue participants phantom stock unit awards upon terms and conditions established by the Incentive Plan Committee from time to time. A phantom stock unit entitles the holder of such a unit to a hypothetical equivalent of one share of common stock granted in connection with an Incentive Plan award or deferred performance share award. Phantom stock unit awards will be nontransferable and subject to forfeiture if employment is terminated for any reason before such awards become vested in accordance with their terms. The Incentive Plan Committee, in its sole discretion, shall determine whether dividends payable with respect to phantom stock units during the restricted period will be withheld by the Company and subject to forfeiture in accordance with the vesting schedule generally applicable to phantom stock units. Upon expiration of the restricted period with respect to any phantom stock units covered by a phantom stock unit award, the Company shall deliver to the participant or his or her beneficiary, without charge, one share of common stock for each phantom stock unit which has not then been forfeited and cash equal to any dividend equivalents credited with respect to such vested unit and interest, if any, thereon.

The award of a phantom stock unit, and the crediting of forfeitable dividend equivalents and interest thereon, will have no immediate tax consequences to the participant or the Company. The delivery of common stock, dividend equivalents and interest thereon with respect to fully vested phantom stock units will generate taxable compensation income to a participant in an amount equal to the fair market value of the common stock, if the stock is either freely transferable or not subject to a risk of forfeiture, and the cash, if any, awarded to the participant. It is not contemplated that the Company will issue or deliver stock that is nontransferable or subject to a substantial risk of forfeiture.

The Company will be entitled to a deduction in an amount equal to the amount recognized as compensation income by a participant in the taxable year that includes the last day of the participant’s taxable year in which he or she recognizes income from the receipt of common stock and cash for fully vested phantom stock units. The Incentive Plan Committee may permit a participant to elect to have a portion of the common stock withheld to provide for payment of such withholding tax. Otherwise, withholding taxes will be payable in cash at the time the award is included in a participant’s income.

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Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code required certain compensation decisions to be made by a Compensation Committee comprised solely of two or more independent directors to permit performance-based compensation to be fully deductible for tax purposes. The Tax Cuts and Jobs Act enacted in December 2017 removed the performance-based compensation exception. Rule 162(m) now prohibits issuers from deducting more than $1 million in compensation for any person who held the positions of CEO or CFO during the year and each of the three highest paid executive officers other than the CEO and CFO, regardless of whether they were serving as executive officers at the end of the year and regardless of whether their compensation is required to be disclosed for the year under SEC rules (all such individuals are referred to as “covered employees”). Once an individual becomes a “covered employee” for any taxable year beginning on or after January 1, 2017, that person will remain a covered employee for all subsequent years, including after termination or employment or death.

New Plan Benefits

The amount of awards payable under the Associate Incentive Plan, if any, to any participant is not determinable as awards have not yet been determined under the Associate Incentive Plan. Participation in the Associate Incentive Plan does not guarantee the payment of an award, and all awards under the Associate Incentive Plan are discretionary and subject to approval by our Chief Executive Officer or the Compensation Committee, as described above.

Required Vote

The Incentive Plan must be approved by a majority of the votes represented and voted on the proposal at the Annual Meeting.

The Board of Directors unanimously recommends a vote “FOR” the approval of the 2021 Associate Incentive Plan

48     Capital City Bank Group, Inc. | Notice of Annual Meeting and Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

Currently, we have three equity compensation plans in effect that were previously approved by our shareowners - our 2011 Associate Incentive Plan, 2011 Associate Stock Purchase Plan, and 2011 Director Stock Purchase Plan.  We intend to replace these plans with the equity compensation plans proposed in this Proxy Statement. The following table provides certain information regarding our existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Securities Holders	—	—	544,662(1)
Equity Compensation Plans Not Approved by Securities Holders	—	—	—
Total	—	—	544,662

(1)	Consists of 299,344 shares available for issuance under our 2011 Associate Incentive Plan, 242,859 shares available for issuance under our 2011 Associate Stock Purchase Plan, and 2,459 shares available for issuance under our 2011 Director Stock Purchase Plan. Of these plans, the only plan under which options may be granted in the future is our 2011 Associate Incentive Plan.

For additional information about our equity compensation plans, see Stock Based Compensation in Note 11 in the Notes to the Consolidated Financial Statements.

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PROPOSAL NO. 6 – RATIFICATION OF INDEPENDENT AUDITORS

Our Audit Committee expects to appoint Ernst & Young LLP as our independent registered public accounting firm for the 2021 fiscal year. Shareowner ratification of the appointment of Ernst & Young as our independent auditors is not required by our Bylaws or other applicable legal requirement. However, the Board is submitting the expected appointment of Ernst & Young to the shareowners for ratification as a matter of good corporate practice. If the shareowners fail to ratify the expected appointment of Ernst & Young, the Audit Committee will reconsider whether or not to retain that firm. Even if the expected appointment of Ernst & Young is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our shareowners’ best interests. Representatives of Ernst & Young are expected to attend the 2021 Annual Meeting and, if in attendance, will have an opportunity to make a statement if they so desire and to respond to appropriate questions.

The proposal to ratify the expected appointment of Ernst & Young as independent auditors will be approved if the votes cast by the shareowners at the Annual Meeting, and entitled to vote on the matter, favoring this proposal exceed the votes cast in opposition to the proposal.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the expected appointment of Ernst & Young as the Company’s independent auditors for the 2021 fiscal year

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SHARE OWNERSHIP

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended requires our directors and executive officers, and parties owning beneficially more than 10% of our common stock, to file reports with the SEC to reflect their interests in our common stock. Copies of these reports must be furnished to us.

Based solely upon a review of these reports received by us for 2020 and any written representations from reporting persons, we believe that during 2020 each required Section 16(a) report for 2020 was filed on time.

SHARE OWNERSHIP BY certain beneficial owners

The following table sets forth information as of December 31, 2020 (except as otherwise noted) with respect to persons known by us to be the beneficial owners of more than 5% of our common stock, based solely on the information reported by such persons in their Schedule 13D and 13G filings with the SEC. For each entity included in the table below, percentage ownership is calculated by dividing the number of shares reported as beneficially owned by such entity by the 16,850,644 shares of our common stock outstanding as of February 25, 2021.

Name and Address	Shares Beneficially Owned	Percentage of Outstanding Shares Owned
BlackRock, Inc.(1) 55 East 52nd Street, New York, NY 10055	1,483,918	8.81%
Dimensional Fund Advisors LP(2) 6300 Bee Cave Road, Building One, Austin, TX 78746	885,748	5.26%
(1)	Based solely on a Statement on Schedule 13G filed on January 29, 2021. Such filing indicates that BlackRock, Inc. has sole voting power with respect to 1,427,386 shares and sole investment power with respect to 1,483,918 shares.
(2)	Based solely on a Statement on Schedule 13G filed February 12, 2021. Such filing indicates that Dimensional Fund Advisors has sole voting power with respect to 834,404 shares and sole investment power with respect to 885,748 shares.

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SHARE OWNERSHIP BY MANAGEMENT

The following table sets forth information, as of February 25, 2021, with respect to the number of shares of our common stock beneficially owned by our directors, executive officers named in the Summary Compensation Table, and all executive officers and directors as a group. As of February 25, 2021, there were 16,850,644 shares of our common stock outstanding.

Name	Shares Beneficially Owned(1)		Percentage of Outstanding Shares Owned(2)
Robert Antoine	4,504		*
Thomas A. Barron	192,270	(3)	1.1
Allan G. Bense	67,460		*
Frederick Carroll III	45,033		*
Stanley W. Connally, Jr.	16,167		*
Cader B. Cox, III	54,985		*
Marshall M. Criser III	12,195		*
J. Kimbrough Davis	648,816	(4)	3.9
J. Everitt Drew	37,566	(5)	*
Eric Grant	17,160		*
Laura L. Johnson	19,867		*
John G. Sample, Jr.	17,919		*
William G. Smith, Jr. Post Office Box 11248, Tallahassee, Florida 32302	2,896,177	(6)	17.2
All Directors and Executive Officers as a Group (13 Persons)	3,510,672
(1)	For purposes of this table, a person is deemed to be the beneficial owner of any shares of common stock if he or she has or shares voting or investment power with respect to the shares or has a right to acquire beneficial ownership at any time within 60 days from the date of the table. “Voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares.
(2)	An asterisk in this column means that the respective director or executive officer is the beneficial owner of less than 1% of our common stock.
(3)	Includes (i) 15,500 shares held in trusts under which Mr. Barron serves as trustee; and (ii) 28,906 shares owned by Mr. Barron’s wife, of which he disclaims beneficial ownership. Of the shares of our common stock beneficially owned by Mr. Barron, 111,419 shares are pledged as security.
(4)	Includes (i) 32,388 shares owned jointly by Mr. Davis and his wife; (ii) 7,267 shares owned by Mr. Davis’s wife, directly and through an Individual Retirement Account of which he disclaims beneficial ownership, and (iii) 519,447 shares owned by SSX2, LLC in which the J&W Trust, for which Mr. Davis serves as co-trustee, has a 99% pecuniary interest.
(5)	Includes (i) 36,066 shares owned jointly by Mr. Drew and his wife; and (ii) 1,500 shares in accounts for his children for which Mr. Drew is custodian.
(6)	Includes (i); (ii) 524,694 shares held by SSx2, LLC under which Mr. Smith has sole voting and investment power; and (iii) 60,571 shares owned by Mr. Smith’s wife, of which he disclaims beneficial ownership. Of the 524,694 shares held by SSx2, LLC, 519,447 shares are also reported as beneficially owned by J. Kimbrough Davis as co-trustee for the J&W Trust, which has a 99% pecuniary interest in SSx2, LLC.

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AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE REPORT

The Audit Committee, which operates under a written charter adopted by the Board of Directors, monitors the Company’s financial reporting process on behalf of the Board of Directors. This report reviews the actions taken by the Audit Committee with regard to the Company’s financial reporting process during 2020 and particularly with regard to the Company’s audited consolidated statements of financial condition as of December 31, 2020 and 2019, and the related statements of operations, comprehensive income, changes in shareowners’ equity, and cash flows for each of the years in the three-year period ended December 31, 2020.

The Audit Committee believes that it has taken the actions necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements to be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, including a discussion of the quality (rather than just the acceptability) of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee also reviewed with Ernst & Young their judgments as to quality (rather than just the acceptability) of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the Public Company Accounting Oversight Board standards. In addition, the Audit Committee discussed with Ernst & Young, the auditor’s independence from management and the Company, including the written disclosures, letter, and other matters required of Ernst & Young by the Public Company Accounting Oversight Board.

Management and the Company’s internal and independent auditors also made presentations to the Audit Committee throughout the year on specific topics of interest, including: (i) cyber security procedures; (ii) information technology systems and controls; (iii) significant regulatory matters, including the results of regulatory examinations, BSA/AML, Fair Lending, Community Reinvestment Act, Home Mortgage Disclosure, and Regulation O issues; (iv) whistleblower procedures and monitoring; (v) benefit plan fund management; (vi) critical accounting policies; (vii) assessment of the impact of new accounting guidance; (viii) compliance with the internal controls required under Section 404 of the Sarbanes-Oxley Act and COSO’s Internal Control – Integrated Framework 2013; (ix) compliance with Company Code of Conduct and Ethics programs; (x) risk management initiatives and controls; (xi) the appropriateness of loan loss reserves and methodology; (xii) significant legal matters; (xiii) insider and related party transactions; and (xiv) Service Organization Control engagements.

Additionally, the Audit Committee discussed with the Company’s internal and independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

2020 Audit Committee:

John G. Sample (Chair)

Allan Bense

Frederick Carroll III

Stanley W. Connally, Jr.

Marshall Criser

William Eric Grant

Laura Johnson

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FEES PAID TO PRINCIPAL ACCOUNTANTS

The following table represents aggregate fees, including out-of-pocket expenses, paid or to be paid to Ernst & Young for the 2020 and 2019 fiscal years.

	2020	2019
Audit Fees	$851,500	$871,850
Audit-Related Fees	67,100	103,900
Tax Fees	45,297	39,736
All Other Fees	0	2,000
Total	$963,897	$1,017,486

Audit Fees primarily represent amounts billed to us for auditing our annual consolidated financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002), HUD Audits, reviewing the financial statements included in our Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings. Audit-Related Fees include fees for certain attestation engagements and employee benefit audits. Tax Fees are fees related to tax planning and preparation of trust tax returns. Tax Fees include $45,297 and $39,736 for tax compliance services in 2020 and 2019, respectively. All Other Fees in 2019 are related to a subscription to an online accounting research tool. Total 2020 and 2019 fees include $0 and $68,350 in out-of-pocket expenses, respectively.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND NONAUDIT SERVICES OF INDEPENDENT AUDITORS

The Audit Committee’s policy is to pre-approve all audit and nonaudit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is generally provided for up to 12 months from the date of pre-approval, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee may delegate pre-approval authority to one or more of its members when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval policy and the fees for the services performed to date. The Audit Committee pre-approved all audit and nonaudit services provided by Ernst & Young.

The Audit Committee has determined that the nonaudit services provided by Ernst & Young during the fiscal year ended December 31, 2020 were compatible with maintaining their independence.

54     Capital City Bank Group, Inc. | Notice of Annual Meeting and Proxy Statement

PROXY STATEMENT – GENERAL INFORMATION

Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a paper copy of the Proxy Materials?

This year, we are again pleased to be using the SEC rule that allows companies to furnish their Proxy Materials over the Internet. As a result, we are mailing to our shareowners a Notice of Internet Availability of Proxy Materials instead of a paper copy of the Proxy Materials. No shareowner will receive a paper copy of the Proxy Materials by mail unless you request it. All shareowners will have the ability to access the Proxy Materials over the Internet.

Why didn’t I receive a Notice of Internet Availability of Proxy Materials in the mail?

We are providing a Notice of Internet Availability of Proxy Materials by e-mail to those shareowners who have previously elected delivery of the Proxy Materials electronically. Those shareowners should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

How can I access the Proxy Materials over the Internet?

Your Notice of Internet Availability of Proxy Materials or proxy card will contain instructions on how to:

▪	View our Proxy Materials for the Annual Meeting on the Internet at www.proxyvote.com; and
▪	Instruct us to send our future Proxy Materials to you by e-mail.

Choosing to access your future Proxy Materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our Proxy Materials. If you choose to access future Proxy Materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive a Notice of Internet Availability of Proxy Materials by e-mail will remain in effect until you terminate it.

How may I obtain a paper copy of the Proxy Materials?

To obtain a paper copy of the Proxy Materials, please follow the instructions contained on your Notice of Internet Availability of Proxy Materials.

What is being voted upon?

You are being asked to vote on the approval of Amended and Restated Articles of Incorporation, to vote on 11 nominees for election to the Board of Directors, or, if Proposal No. 1 does not pass, to vote on three of our four Class III nominees for election to the Board of Directors; to vote on the 2021 Director Stock Purchase Plan; to vote on the 2021 Associate Stock Purchase Plan; to vote on the 2021 Associate Incentive Plan; and to ratify our appointment of Ernst & Young LLP as our independent registered certified public accounting firm for 2021. None of the proposals will create appraisal or dissenters’ rights.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares as follows:

▪	FOR the Adoption of Amendment to Amended and Restated Articles of Incorporation to Declassify the Board and Provide for Annual Election of Directors;
▪	FOR each of the nominees for election to the Board;
▪	FOR approval of the 2021 Director Stock Purchase Plan;
▪	FOR approval of the 2021 Associate Stock Purchase Plan;
▪	FOR approval of the 2021 Associate Incentive Plan; and
▪	FOR the ratification of the appointment of our independent registered public accounting firm.

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Could other matters be decided at the Annual Meeting?

We are not aware of any matters to be presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting, the holders of the proxies (those persons named on your proxy card) will have the discretion to vote on those matters for you.

How many votes does each share have?

Each share has one vote. For the proposals scheduled to be voted upon at the Annual Meeting, abstentions, and shares held by a broker that the broker fails to vote are all counted to determine a quorum, but are not counted for or against the matters being considered; however, pursuant to our Bylaws, if a director nominee in an uncontested election does not receive at least a majority of the votes cast at any meeting for the election of directors at which a quorum is present, the director must tender his or her resignation to the Board, as described under the heading “Corporate Governance - Director Elections.” There is no cumulative voting.

How many votes are required to have a quorum?

In order for us to conduct the Annual Meeting, a majority of the shares entitled to vote must be virtually present www.virtualshareholdermeeting.com/CCBG2021 or by proxy.

How many votes are required to adopt Amended and Restated Articles of Incorporation, to elect directors to the Board of Directors, to ratify Ernst & Young’s appointment, and to approve the three equity plans?

Article X of our Articles of Incorporation currently provide that “the affirmative vote of (a) the holders of at least two-thirds (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; or (b) a majority of “Disinterested Directors”, as defined in Florida Statutes Section 607.0901(1)(h) as in effect on the date hereof, and the holders of at least a majority of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, [are] required to amend or repeal any of Articles V, VI, VII, VIII, IX and X.” Our Disinterested Directors unanimously approved the adoption of the Amended and Restated Articles of Incorporation contemplated by this Proposal No. 1, satisfying the majority requirement set forth in Article X of our Articles of Incorporation. Based on this majority, the Amended and Restated Articles of Incorporation will be adopted (Proposal No. 1) if at least a majority of the outstanding shares cast a vote “For” the proposal.

Each nominee for election as a director will be elected (Proposal No. 2) if the votes cast in favor of the nominee’s election constitute a majority of the votes cast. Votes cast include votes to withhold authority in each case, but exclude abstentions with respect to a nominee’s election. Votes to withhold authority are counted as votes against the election of a nominee. At our Annual Meeting, the maximum number of directors to be elected is 11 (or three if Proposal No .1 does not pass).

The 2021 Director Stock Purchase Plan (Proposal No. 3) will be approved if the affirmative votes case by shareowners present, or represented, at the Annual Meeting and entitled to vote on the matter exceed the votes cast in opposition.

The 2021 Associate Stock Purchase Plan (Proposal No. 4) will be approved if the affirmative votes case by shareowners present, or represented, at the Annual Meeting and entitled to vote on the matter exceed the votes cast in opposition.

The approval of the 2021 Associate Incentive Plan (Proposal No. 5) will be approved if the affirmative votes case by shareowners present, or represented, at the Annual Meeting and entitled to vote on the matter exceed the votes cast in opposition.

Ernst & Young’s appointment (Proposal No. 6) will be ratified if the affirmative votes cast by the shareowners present or represented at the Annual Meeting and entitled to vote on the matter exceed the votes cast in opposition.

56     Capital City Bank Group, Inc. | Notice of Annual Meeting and Proxy Statement

What is the difference between holding shares as a shareowner of record and as a beneficial owner?

Many of our shareowners hold their shares through a broker, trustee or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those shares owned beneficially.

▪	Shareowner of Record. If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “shareowner of record.” As the shareowner of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote virtually at the Annual Meeting.
▪	Beneficial Owner. If your shares are held in a brokerage account, by a trustee, or by another nominee, you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee how to vote and you also are invited to attend the Annual Meeting. However, because a beneficial owner is not the shareowner of record, you may not vote these shares virtually at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

How will my voting instructions be treated?

If you provide specific voting instructions, your shares will be voted as instructed.

If you hold shares as the shareowner of record and sign and return a proxy card or vote by telephone or Internet without giving specific voting instructions, then your shares will be voted as recommended by our Board of Directors.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, and that nominee has discretion to vote your shares on a particular proposal and you do not give instructions to that nominee on how you want your shares voted, then generally your nominee can vote your shares on certain “routine” matters. At our Annual Meeting, only Proposal No. 6 to ratify the Company’s auditors is considered routine, which means that your broker, trustee, or other nominee can vote your shares on Proposal No. 6 if you do not timely provide instructions to vote your shares.

If you are the beneficial owner of shares held through a broker, trustee, or other nominee, and that nominee does not have discretion to vote your shares on a particular proposal and you do not give your broker instructions on how to vote your shares, then the votes will be considered broker nonvotes. A “broker nonvote” will be treated as unvoted for purposes of determining approval for the proposal and will have the effect of neither a vote for nor a vote against the proposal.

Can I change my vote?

If you are a shareowner of record, you may revoke your proxy by submitting a later proxy or by written request received by our Corporate Secretary before the Annual Meeting. You may also revoke your proxy at the Annual Meeting and vote virtually www.virtualshareholdermeeting.com/CCBG2021. If you are the beneficial owner of shares held through a broker, trustee, or other nominee, you should review the information provided to you by the holder of record that explains how to revoke previously given instructions.

Who pays for soliciting proxies?

Proxies will be solicited from our shareowners by mail or e-mail. We will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. We may hire Alliance Advisors, LLC to assist in the distribution and solicitation of proxies for a fee of approximately $12,000, plus reasonable expenses. It is possible that our directors and officers and other associates may make further solicitations personally or by telephone, mail, or e-mail. Our directors and officers and other associates will receive no additional compensation for any such further solicitations.

What does it mean if I get more than one Notice of Internet Availability of Proxy Materials or more than one paper copy of the Proxy Materials?

You will receive a Notice of Internet Availability of Proxy Materials or proxy card for each account you have. Please vote proxies for all accounts to ensure that all your shares are voted.

Where can I find voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and publish preliminary, and if available, final voting results in a current report on Form 8-K filed within four business days after our Annual Meeting.

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OTHER MATTERS

ANNUAL REPORT

We filed an annual report for the fiscal year ended December 31, 2020 on Form 10-K with the SEC. Shareowners may obtain, free of charge, a copy of our annual report. Requests should be directed to our Corporate Secretary, Capital City Bank Group, Inc., 217 North Monroe Street, Tallahassee, Florida 32301.

shareowners sharing the same address

We have adopted a procedure approved by the SEC known as “householding.” Under this procedure, shareowners of record who have the same address and last name and do not participate in electronic delivery or in notice and access will receive only one set of Proxy Materials, unless one or more of these shareowners notifies our transfer agent that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. If you wish to receive your own copy of these materials, you may contact our transfer agent, American Stock Transfer & Trust Company, in writing, by telephone, or on the Internet:

American Stock Transfer & Trust Company 59 Maiden Lane, Plaza Level New York, NY 10038 (800) 937-5449 (U.S. and Canada) (718) 921-8124 (International) www.amstock.com

If you are eligible for householding, but you and other shareowners of record with whom you share an address currently receive multiple copies of our Notice of Annual Meeting, Proxy Statement, and Annual Report, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each document for your household, please contact our transfer agent as indicated above. Beneficial owners can request information about householding from their banks, brokers, or other holders of record.

SHAREOWNER PROPOSALS

Shareowner proposals that are to be included in the Proxy Statement for the 2022 meeting must be received by November 11, 2021. Shareowner proposals for the 2022 meeting that are not intended to be included in the Proxy Statement for that meeting must be received no earlier than December 28, 2021, and no later than January 27, 2022, or the Board of Directors can vote the proxies in its discretion on the proposal. Proposals must comply with the proxy rules and be submitted in writing to J. Kimbrough Davis, Corporate Secretary, at our principal offices.

DIRECTOR NOMINATIONS

Any shareowner entitled to vote generally in the election of directors may recommend a candidate for nomination as a director. A shareowner may recommend a director nominee by submitting the name and qualifications of the candidate the shareowner wishes to recommend, pursuant to Article VII of our Articles of Incorporation, to Corporate Governance and Nominating Committee of the Board of Directors, c/o Capital City Bank Group, Inc., 217 North Monroe Street, Tallahassee, Florida 32301. To be considered, recommendations with respect to an election of directors to be held at an annual meeting must be received no earlier than 180 days and no later than 120 days prior to March 11, 2022, the first anniversary of this year’s Notice of Annual Meeting date. In other words, director nominations must be received no earlier than September 12, 2021, and no later than November 11, 2021. Recommendations with respect to an election of directors to be held at a special meeting called for that purpose must be received by the 10th day following the date on which notice of the special meeting was first mailed to shareowners. Recommendations meeting these requirements will be brought to the attention of the Corporate Governance and Nominating Committee. Candidates for director recommended by shareowners are afforded the same consideration as candidates for director identified by our directors, executive officers, or search firms, if any, employed by us.

58     Capital City Bank Group, Inc. | Notice of Annual Meeting and Proxy Statement

Appendix A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

CAPITAL CITY BANK GROUP, INC.

Pursuant to Sections 607.1003 and 607.1007 of the Florida Business Corporation Act, the Articles of Incorporation of Capital City Bank Group, Inc., a Florida corporation (the “Corporation”), are hereby amended and restated in their entirety as follows:

ARTICLE I

NAME, PRINCIPAL PLACE OF BUSINESS AND REGISTERED AGENT

The name of the Corporation is Capital City Bank Group, Inc. The principal place of business of this Corporation shall be 217 North Monroe Street, Tallahassee, Florida 32301. The name of the registered agent is J. Kimbrough Davis at 217 North Monroe Street, Tallahassee, Florida 32301.

ARTICLE II

PURPOSE

The purpose for which the Corporation is organized is to engage in or transact any and all lawful activities or business for which a corporation may be incorporated under the laws of the State of Florida.

ARTICLE III

CAPITAL STOCK

The aggregate number of shares of all classes of capital stock which this Corporation shall have authority to issue is Thirty-Three Million (33,000,000), consisting of (i) Thirty Million (30,000,000) shares of common stock, par value $.01 per share (the “Common Stock”), and (ii) Three Million (3,000,000) shares of preferred stock, par value $.01 per share (the “Preferred Stock”).

The designation and the preferences, limitations and relative rights of the Common Stock and the Preferred Stock of the Corporation are as follows:

A.	Provisions Relating to the Common Stock

1.	Except as otherwise required by law or as may be provided by the resolutions of the Board authorizing the issuance of any class or series of Preferred Stock, as herein below provided, all rights to vote and all voting power shall be vested exclusively in the holders of the Common Stock.

2.	Subject to the rights of the holders of the Preferred Stock, the holders of the Common Stock shall be entitled to receive when, as and if declared by the Board, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

3.	Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, and after the holders of the Preferred Stock shall have been paid in full the amounts to which they shall be entitled (if any) or a sum sufficient for such payment in full shall have been set aside, the remaining net assets of the Corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests.

B.	Provisions Relating to the Preferred Stock

1.	The Preferred Stock may be issued from time to time in one or more classes or series, the shares of each class or series to have such designations and powers, preferences and rights, and qualifications, limitations and restrictions thereof as are stated and expressed herein and in the resolution or resolutions providing for the issue of such class or series adopted by the Board of Directors as hereinafter prescribed.

2.	Authority is hereby expressly granted to and vested in the Board to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, to determine and take necessary proceedings fully to effect the issuance and redemption of any such Preferred Stock and, with respect to each class or series of the Preferred Stock, to fix and state by the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

a.	Whether or not the class or series is to have voting rights, full or limited, or is to be without voting rights;

b.	The number of shares to constitute the class or series and the designations thereof;

c.	The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to any class or series;

d.	Whether or not the shares of any class or series shall be redeemable and if redeemable the redemption price or prices, and the time or times at which and the terms and conditions upon which such shares shall be redeemable and the manner of redemption;

e.	Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking fund or funds be established, the annual amount thereof and the terms and provisions relative to the operation thereof;

f.	The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of the dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;
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g.	The preferences, if any, and the amounts thereof which the holders of any class or series thereof shall be entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of the assets of the Corporation;

h.	Whether or not the shares of any class or series shall be convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such conversion or exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

i.	Such other special rights and protective provisions with respect to any class or series as the Board may deem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other series thereof in any or all of the foregoing respects. The Board may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any other class or series. The Board may decrease the number of shares of the Preferred Stock designated for any existing class or series by a resolution, subtracting from such series unissued shares of the Preferred Stock, designated for such class or series, and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

ARTICLE IV

EXISTENCE

The Corporation shall exist perpetually unless sooner dissolved according to law.

ARTICLE V

MANAGEMENT OF THE CORPORATION

The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareowners:

A.	The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by Statute or by these Amended and Restated Articles of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.
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B.	Any action required or permitted to be taken by the shareowners of the Corporation must be effected at a duly called Annual or Special Meeting of Shareowners of the Corporation and may not be effected by any consent in writing by such shareowners.
C.	Special Meetings of Shareowners of the Corporation may be called by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption) (the “Full Board”), or by the holders of not less than fifty percent (50%) of all the votes entitled to be cast on any issue at the proposed special meeting if such holders of stock sign, date and deliver to the Corporation's Secretary one or more written demands for the meeting describing the purpose or purposes for which the special meeting is to be held.

ARTICLE VI

NUMBER OF DIRECTORS; VACANCIES AND REMOVAL

A.	The initial number of directors of the Corporation shall be eleven (11). The number of directors may be either increased or diminished from time to time in the manner provided in the Bylaws, but shall never be less than one (1) nor more than twenty-five (25).

B.	Commencing with the 2021 annual meeting of shareowners, and subject to the approval of this amendment and restatement by shareowners at such meeting, each director shall hold office for a term expiring at the next annual meeting of shareowners following the director’s election and until such director’s successor is duly elected and qualified, or until his or her earlier death, resignation, disqualification or removal. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any vacancy on the Board of Directors, howsoever resulting (including vacancies created as a result of a resolution of the Board of Directors increasing the authorized number of directors), may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy shall hold office for a term ending at the next Annual Meeting of Shareowners.
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C.	Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least two-thirds (66 2/3%) of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors. “Cause” shall be defined as a breach of fiduciary duty involving personal dishonesty, an intentional failure to perform stated duties as a director which results in substantial loss to the Corporation or a willful violation of any law, rule, regulation or final cease and desist order which results in substantial loss to the Corporation.

D.	Advance notice of shareowner nominations for the election of directors and of business to be brought by shareowners before any meeting of the shareowners of the Corporation shall be given in the manner provided in Article VII herein and the Bylaws of the Corporation.
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ARTICLE VII

SHAREOWNER NOMINATION OF DIRECTOR CANDIDATES

Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation. Nominations of persons for election to the Board at an annual or special meeting of shareowners may be made (i) by or at the direction of the Board by any nominating committee of or person appointed by the Board or (ii) by any shareowner of the Corporation entitled to vote for the election of directors at the meeting who complies with the procedures set forth in this Article VII; provided, however, that nominations of persons for election to the Board at a special meeting may be made only if the election of directors is one of the purposes described in the special meeting notice required by Section 607.0705 of the Florida Business Corporation Act. Nominations of persons for election at annual meetings, other than nominations made by or at the direction of the Board, including by any nominating committee, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareowner's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty (120) days nor more than one hundred eighty (180) days in advance of the date of the Corporation's notice of annual meeting provided with respect to the previous year's annual meeting; provided, however, that if no annual meeting was held in the previous year or the date of the annual meeting has been changed to be more than thirty (30) calendar days earlier than the date contemplated by the previous year's proxy statement, such notice by the shareowner to be timely must be received no later than the close of business on the tenth (10th) day following the date on which notice of the date of the annual meeting is given to shareowners or made public, whichever first occurs. Such shareowner's notice to the Secretary shall set forth (a) as to each person whom the shareowner proposes to nominate for election or re-election as a director at the annual meeting, (i)   the name, age, business address and residence address of the proposed nominee, (ii) the principal occupation or employment of the proposed nominee, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the proposed nominee, and (iv) any other information relating to the proposed nominee that is required to be disclosed in solicitations for proxies for election of directors pursuant to Rule 14a under the Securities Exchange Act of 1934, as amended; and (b) as to the shareowner giving the notice of nominees for election at the annual meeting, (i) the name and record address of the shareowner, and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the shareowner. The Corporation may require any proposed nominee for election at an annual or special meeting of shareowners to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The Chairman of the meeting shall, if the facts warrant, determine and declare in the meeting that a nomination was not made in accordance with the requirements of this Article VII, and if he or she should so determine, he or she shall so declare to the meeting and the defective nomination shall be disregarded.

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ARTICLE VIII

ACQUISITION OFFERS

The Board of Directors of the Corporation shall consider all factors it deems relevant in evaluating any proposed tender offer or exchange offer for the Corporation or any Subsidiary's stock, any proposed merger or consolidation of the Corporation or a Subsidiary with or into another entity and any proposal to purchase or otherwise acquire all or substantially all the assets of the Corporation or any Subsidiary. The Board of Directors shall evaluate whether the proposal is in the best interests of the Corporation and its subsidiaries by considering the best interests of the shareowners and other factors the directors determine to be relevant, including the social, legal and economic effects on employees, customers, depositors, and communities served by the Corporation and any Subsidiary. The Board of Directors shall evaluate the consideration being offered to the shareowners in relation to the then current market value of the Corporation or any Subsidiary in a freely negotiated transaction, and the Board of Directors' estimate of the future value of stock of the Corporation or any Subsidiary as an independent entity.

ARTICLE IX

INDEMNIFICATION

Provided the person proposed to be indemnified satisfies the requisite standard of conduct for permissive indemnification by a corporation as specifically set forth in the applicable provisions of the Florida Business Corporation Act (currently, Sections 607.0851(1) and (2) of the Florida Statutes), as the same may be amended from time to time, the Corporation shall indemnify its officers and directors, and may indemnify its employees and agents, to the fullest extent permitted by the provisions of the Florida Business Corporation Act and the Bylaws of the Corporation, as the same may be amended and supplemented, from and against any and all of the expenses or liabilities incurred in defending a civil or criminal proceeding, or other matters referred to in or covered by said provisions, including advancement of expenses prior to the final disposition of such proceedings and amounts paid in settlement of such proceedings, both as to action in his or her official capacity and as to action in another capacity while an officer, director, employee or other agent. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any bylaw, agreement, vote of shareowners or Disinterested Directors or otherwise. Such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs and personal representatives of such a person. Except as otherwise required by law, an adjudication of liability shall not affect the right to indemnification for those indemnified.

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ARTICLE X

AMENDMENT

The Corporation reserves the right to amend or repeal any provision contained in these Amended and Restated Articles of Incorporation in the manner prescribed by the laws of the State of Florida and all rights conferred upon shareowners are granted subject to this reservation; provided, however, that, notwithstanding any other provision of these Amended and Restated Articles of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any votes of the holders of any class or series of the stock of this Corporation required by law or by these Amended and Restated Articles of Incorporation, the affirmative vote of (a) the holders of at least two-thirds (66 2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class; or (b) a majority of “Disinterested Directors”, as defined in Florida Statutes Section 607.0901(1)(h) as in effect on the date hereof, and the holders of at least a majority of the voting power of the then-outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal any of Articles V, VI, VII, VIII, IX and X.

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Appendix B

CAPITAL CITY BANK GROUP, INC.

2021 DIRECTOR STOCK PURCHASE PLAN

1.            Purpose.  The purpose of the 2021 Director Stock Purchase Plan (the “Plan”) is to provide certain members of the Board of Directors (the “Eligible Directors”) of Capital City Bank Group, Inc. (the “Company”) and its Subsidiaries with the ability to apply all or a portion of their annual retainer and monthly fees received from serving as directors to the purchase of shares of Common Stock at a ten percent (10%) discount from Fair Market Value.  A further purpose of the Plan is to advance the interests of the Company and its shareowners by encouraging increased Common Stock ownership by the Eligible Directors, thereby promoting long-term shareowner value by strengthening their commitment to the welfare of the Company and promoting an identity of interest between shareowners and Eligible Directors.

2.            Definitions.  The following definitions shall be applicable throughout the Plan.

(a)                “Board” shall mean the Board of Directors of the Company.

(b)               “Committee” shall mean a committee appointed by the Board; provided, that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act, such Committee shall be comprised solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) under the Exchange Act. All references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed.

(c)                “Common Stock” shall mean the Common Stock of the Company, one penny ($0.01) par value per share.

(d)                “Company” shall mean Capital City Bank Group, Inc., a Florida corporation.

(e)                “Director Fees” shall mean annual retainers, monthly fees or committee meeting fees for serving as directors of the Company or its Subsidiaries.

(f)                “Eligible Directors” shall mean members of the Board of Directors of the Company (including community and advisory directors) and its Subsidiaries who receive Director Fees.

(g)                “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(h)                “Option A Eligibility Date” shall mean January 1 of each year.

(i)                 “Option A Fair Market Value” shall mean the average of (i) the high and low prices of the shares of Common Stock on the principal national securities exchange on which the Common Stock is traded for the ten (10) trading days immediately preceding each Eligibility Date, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale prices of the shares of Common Stock on the Nasdaq National Market for the ten (10) trading days immediately preceding the Eligibility Date, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid prices last quoted by an established quotation service for over-the-counter securities for the ten (10) trading days immediately preceding the Eligibility Date, if the Common Stock is not reported on the Nasdaq National Market. In the event there is no trading in the shares of Common Stock, “Option A Fair Market Value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

(j)                 “Option A Purchase Period” shall mean the fifteen day period beginning with the Option A Eligibility Date each year in which an Eligible Director may make an election indicating the dollar amount of his or her annual retainer and fees received from serving as a director in the preceding year which he or she would like to be applied to the purchase of shares of Common Stock; provided, however, that if the Option A Purchase Period shall end on a Saturday, Sunday or legal holiday, the Option A Purchase Period shall extend to 5:00 p.m. of the next business day.

(k)                “Option B Eligibility Date” shall mean December 1 of each year.

(l)                 “Option B Fair Market Value” shall mean (i) the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the closing price of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price last quoted by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly-traded, “Option B Fair Market Value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

(m)              “Option B Purchase Period” shall mean the thirty-one day period beginning with the Option B Eligibility Date each year in which an Eligible Director may make an election indicating the percentage of his or her annual retainer and fees to be received from serving as a director in the upcoming year which he or she would like to be applied to the purchase of shares of Common Stock; provided, however, that if the Option B Purchase Period shall end on a Saturday, Sunday or legal holiday, the Option B Purchase Period shall extend to 5:00 p.m. of the next business day.

(n)                “Plan” shall mean this 2021 Director Stock Purchase Plan of Capital City Bank Group, Inc.

(o)                “Stock” shall mean the Common Stock or such other authorized shares of stock of the Company as the Board may from time to time authorize for use under the Plan.

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(p)                “Subsidiary” shall mean any corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended.

3.            Effective Date and Duration.  Subject to the approval by the Board and by the shareowners of the Company at a duly convened meeting of shareowners, the Plan shall be effective as of ________________ (the “Effective Date”). It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 11.

4.            Administration.  The Committee shall administer the Plan.  The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan.  The Committee’s interpretation of the Plan and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Committee.

5.            Common Stock Subject to the Plan.

(a)                The aggregate number of shares of Common Stock which shall be made available for sale under the Plan shall not exceed 300,000. However, unless the Committee specifically determines otherwise, the aggregate number of shares of Common Stock available under the Plan shall be subject to appropriate adjustment in the case of any extraordinary dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affecting the Common Stock.

(b)                Common Stock to be issued to an Eligible Director under the Plan will be registered in the record or beneficial name of the Eligible Director or in the record or beneficial name of the Eligible Director and his or her spouse.

6.            Eligibility.  Each person who is an Eligible Director on any Option A Eligibility Date or any Option B Eligibility Date shall be eligible to participate in the Plan.

7.            Option A Purchase of Common Stock Pursuant to the Plan.

(a)                Manner of Election. At any time during the Option A Purchase Period an Eligible Director may elect to have all or a portion of his or her Director Fees earned in the preceding calendar year applied to the purchase of shares of Common Stock. Election must be made by written notice to the Chief Financial Officer of the Company or such other person as designated from time to time by the Committee and must be accompanied by a check payable to the order of the Company in the amount of such election.

(b)               Purchase Price. The purchase price per share of Common Stock purchased under Option A pursuant to this Section 7 of the Plan shall be ninety percent (90%) of Option A Fair Market Value. The Committee in its sole discretion may from time to time adjust the purchase price payable pursuant to this Section 7 of the Plan to such other percentage of the Option A Fair Market Value.

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(c)                When Stock Shall Be Issued to Eligible Directors. As soon as practicable after each Option A Purchase Period, shares of Common Stock purchased under the Plan shall be issued to the purchasing Eligible Director, but in no event later than the 15th day of the third month following the close of the Company’s taxable year in which the Stock was purchased.

8.            Option B Purchase of Common Stock Pursuant to the Plan.

(a)                Manner of Election. At any time during the Option B Purchase Period an Eligible Director may elect to have all, one-half or none of his or her Director Fees to be earned in the upcoming calendar year applied to the purchase of shares of Common Stock. Election must be made by written notice to the Chief Financial Officer of the Company or such other person as designated from time to time by the Committee. An Eligible Director's election during any Option B Purchase Period shall automatically renew on the same terms for each following year, unless such Eligible Director revokes such election by written notice to the Chief Financial Officer of the Company or such other person as designated from time to time by the Committee.

(b)               Purchase Price. The purchase price per share of Common Stock purchased under Option B pursuant to this Section 8 of the Plan shall be ninety percent (90%) of the Option B Fair Market Value as determined on the last stock trading day of the month in which each Board or Committee meeting occurred. The Committee in its sole discretion may from time to time adjust the purchase price payable pursuant to this Section 8 of the Plan to such other percentage of the Option A Fair Market Value.

(c)                When Stock Shall Be Issued to Eligible Directors. Shares purchased under Option B pursuant to this Section 8 of the Plan shall be issued to the purchasing Eligible Director at such intervals as determined by the Committee from time to time, but in no event later than the 15th day of the third month following the close of the Company’s taxable year in which the Stock was purchased.

9.            General.

(a)                Additional Provisions. The purchase of any shares of Common Stock under the Plan may also be subject to such other provisions (whether or not applicable to purchases made by any other Director) as the Committee determines appropriate including, without limitation, provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

(b)               Government and Other Regulations. The obligations of the Company shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be required.

(c)               Tax Withholding. Notwithstanding any other provision of the Plan, a Director receiving Common Stock purchased under the Plan may be required to pay to the Company or a Subsidiary, as appropriate, prior to delivery of such Common Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Common Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Common Stock of equivalent Option A Fair Market Value or Option B Fair Market Value in payment of such withholding tax obligations if the Director elects to make payment in such manner at the time of election.

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(d)               Employment Director Rights. Neither this Plan nor any action taken hereunder shall be construed as giving any Eligible Director any right to be retained in the employ or as a director of the Company or a Subsidiary.

(e)                No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(f)                Governing Law. The Plan will be administered in accordance with Federal laws, or in the absence thereof, the laws of the State of Florida.

(g)               Nontransferability. A person’s rights and interest under the Plan may not be sold, assigned, donated or transferred or otherwise disposed of, mortgaged, pledged or encumbered.

(h)               Reliance on Reports. Each member of the Committee shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report of the type contemplated by Florida Statute Section 607.0830(2) as currently in effect and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(i)                Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

(j)                 Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(k)               Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

10.          Nonexclusivity of the Plan.  The adoption of this Plan by the Board shall not be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

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11.          Amendments and Termination.

(a)                The Committee may, without further action by the shareowners and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with applicable self-regulatory organization rules or requirements.

(b)               The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareowner approval, the Committee may not materially amend the Plan, including, but not limited to, the following:

(i)                  materially increase the number of shares of Common Stock to be issued under the Plan (other than pursuant to Sections 5(a) and 11(a));

(ii)                 materially increase benefits to participants, including any material change to reduce the price at which Stock may be purchased;

(iii)                materially expand the class of participants eligible to participate in the Plan; and

(iv)                expand the types of awards provided under the Plan.

(c)                The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her rights under an award previously granted to him or her.

As adopted by the Board of Directors

and the Shareowners,

effective as of ________________

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Appendix C

CAPITAL CITY BANK GROUP, INC.

2021 ASSOCIATE STOCK PURCHASE PLAN

1.            Purpose. The purpose of the Plan is to provide Associates of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.            Definitions.

(a)                “Associate” shall mean any individual who is an employee of the Company or a Designated Subsidiary for purposes of tax withholding under the Code and who is not an owner of five percent (5%) or more of all outstanding Common Stock on a fully diluted basis (i.e., after taking into account outstanding stock options and other Common Stock equivalents).

(b)                “Board” shall mean the Board of Directors of the Company.

(c)                 “Code” shall mean the Internal Revenue Code of 1986, as amended.

(d)                “Committee” shall mean a committee appointed by the Board which shall be the administrative committee for the Plan (the “Committee”); provided, that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act, such Committee shall be comprised solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) under the Exchange Act. All references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed.

(e)                 “Common Stock” shall mean the Common Stock of the Company, $0.01 par value per share.

(f)                 “Company” shall mean Capital City Bank Group, Inc., a Florida corporation.

(g)               “Compensation” shall mean all base gross earnings and cash-based profit participation, including payments for overtime and commissions.

(h)               “Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(i)                  “Enrollment Date” shall mean the first day of each Offering Period.

(j)                  “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)                “Exercise Date” shall mean the last day of each Offering Period.

(i)                 “Fair Market Value” shall mean (1) the closing price of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (2) the closing price of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (3) the closing bid price last quoted by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly-traded, “Fair Market Value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

(l)                “Offering Period” shall mean, subject to the second sentence of Section 4 hereof, a period of six months, commencing on January 1 and July 1 of each year and terminating on June 30 and December 31 of each year, respectively.

(m)              “Parent” shall mean a corporation which is a “parent corporation” of the Company within the meaning of Section 424(e) of the Code.

(n)                “Plan” shall mean this Capital City Bank Group, Inc. 2021 Associate Stock Purchase Plan.

(o)                “Purchase Price” shall mean an amount equal to ninety percent (90%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower, as determined in the sole discretion of the Committee. Subject to the limitations imposed under Section 423 of the Code, the Committee may adjust the Purchase Price to such other percentage of Fair Market Value as determined by the Committee.

(p)                “Reserves” shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(q)               “Subsidiary” shall mean a corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

3.            Eligibility.

(a)                Each person who is an Associate on a given Enrollment Date shall be eligible to participate in the Plan for the Offering Period containing such Enrollment Date.

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(b)               Any provisions of the Plan to the contrary notwithstanding, no Associate shall be granted an option under the Plan (i) if, immediately after the grant, such Associate would own stock (together with stock owned by any other person or entity that would be attributed to such Associate pursuant to Section 424(d) of the Code) of the Company (including, for this purpose, all shares of stock subject to any outstanding options to purchase such stock, whether or not currently exercisable and irrespective of whether such options are subject to the favorable tax treatment of Section 421(a) of the Code) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Parents and Subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time. The limitation described in clause (ii) of the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.

4.            Offering Periods. The Plan shall be implemented by consecutive Offering Periods continuing from the first Offering Period until terminated in accordance with Section 19 hereof. The Committee shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareowner approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.            Participation.

(a)                An Associate may become a participant in the Plan for an Offering Period by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or in such other form as the Committee shall approve and which shall contain substantially the same terms as Exhibit A) and filing it with the human resources office of the Company or applicable Designated Subsidiary at least fifteen (15) business days prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Committee for all Associates with respect to a given Offering Period.

(b)               Payroll deductions for a participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.            Payroll Deductions.

(a)                At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount (expressed as a whole number percentage or a fixed dollar amount) of the Compensation he or she receives on each pay day during the Offering Period.

(b)               All payroll deductions made for a participant shall be credited to his or her account under the Plan. Subject to the limitations set forth in Section 7, the Committee may, in its sole discretion, determine whether or not to permit participants to make any additional payments into such account and, if so, upon such terms as the Committee may determine. However, in all events, all employees shall have the same rights and privileges with respect to their right to make such additional payments.

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(c)                A participant may discontinue his or her participation in the Plan, as provided in Section 10 hereof, at any time during the Offering Period prior to the Exercise Date. Once an Offering Period has commenced, a participant may not increase or decrease the rate or amount of his or her payroll deductions for that Offering Period, but may, during that Offering Period, increase or decrease the rate or amount of his or her payroll deductions for the next succeeding Offering Period, by completing or filing with the Company or applicable Designated Subsidiary a new subscription agreement, at least fifteen (15) business days prior to the end of that Offering Period, authorizing a change in payroll deduction rate or amount. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(d)                Notwithstanding the foregoing, a participant’s payroll deductions may be decreased to 0% at any time, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof. Subject to the preceding sentence, payroll deductions shall recommence at the rate or amount provided in such participant’s subscription agreement at the beginning of the next succeeding Offering Period, unless terminated by the participant as provided in Section 10 hereof.

(e)                At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, the participant must make adequate provisions for the federal, state, or other tax withholding obligations of the Company or applicable Designated Subsidiary, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company or applicable Designated Subsidiary may, but will not be obligated to, withhold from the participant’s compensation the amount necessary for the Company or applicable Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or applicable Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Associate.

7.            Grant of Option. On the Enrollment Date of each Offering Period, each Associate participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Associate’s payroll deductions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the applicable Purchase Price; provided, however, that in no event shall an Associate be permitted to purchase during any calendar year more than $25,000 in Fair Market Value of Common Stock (with Fair Market Value to be determined on each Enrollment Date) within such calendar year and, provided further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8.            Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares will be exercised automatically on the Exercise Date and, subject to the limitations set forth in Sections 3(b) and 12 hereof, the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by the participant.

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9.            Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to or for the account of each participant, as appropriate, a certificate representing the shares purchased upon exercise of his or her option; provided, however, that the Committee may instead determine to hold such shares in an account for each such participant until the participant either ceases participation in the Plan or requests delivery of such shares.

10.          Withdrawal; Termination of Employment.

(a)                A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time prior to the last business day of an Offering Period (or such earlier date established by the Committee in its discretion) by giving written notice to the Company or applicable Designated Subsidiary in the form of Exhibit B to this Plan. All of the participant’s payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant’s option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from the Plan during an Offering Period, he or she may not resume participation until the next Offering Period. He or she may resume participation for any other Offering Period by delivering to the Company or applicable Designated Subsidiary a new subscription agreement at least fifteen (15) days prior to the Enrollment Date for such Offering Period.

(b)               Upon a participant’s ceasing to be an Associate for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant’s option will be automatically terminated.

(c)                A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participant in any similar plan which may hereafter be adopted by the Company.

11.          Interest. No interest shall accrue or be payable with respect to any of the payroll deductions of a participant in the Plan.

12.          Stock.

(a)                The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 400,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

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(b)                No participant will have an interest or voting right in shares covered by his or her option until such option has been exercised.

(c)                Shares to be issued to a participant under the Plan will be registered in the record or beneficial name of the participant or in the record or beneficial name of the participant and his or her spouse.

13.          Administration. The Plan shall be administered by the Committee. The Committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are Associates are permitted to participate in the Plan, provided that members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

14.          Payments Upon Death of Participant. In the event of a participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares (or cash, if applicable), the Company shall deliver such shares or cash to the participant’s estate. In addition, in the event of a participant’s death prior to the exercise of an option, the Company shall remit any cash from the participant’s account under the Plan to his estate.

15.          Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16.          Use of Funds. All payroll deductions received or held by the Company or applicable Designated Subsidiary under the Plan may be used by the Company or such Subsidiary for any corporate purpose, and the Company or applicable Designated Subsidiary shall not be obligated to segregate such payroll deductions.

17.          Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Associates at least annually, within such time as the Committee may reasonably determine, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

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18.          Adjustments Upon Changes in Capitalization.

(a)                Changes in Capitalization. Unless the Committee specifically determines otherwise, the Reserves as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option. Any adjustment accomplished as a result of a change in capitalization shall be subject to any required action by the shareowners of the Company.

(b)               Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee.

(c)                Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Committee determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Committee shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Committee may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.

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The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.          Amendment or Termination.

(a)                The Committee may, without further action by the shareowners and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with applicable self-regulatory organization rules or requirements.

(b)               The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareowner approval, the Committee may not materially amend the Plan, including, but not limited to, the following:

(i)                 increasing the number of shares of Common Stock to be issued under the Plan (other than pursuant to Section 18); and

(ii)                changing the corporations whose employees may be offered purchase rights under the plan.

In addition to the foregoing, the Committee shall seek shareowner approval for amendments that require shareowner approval under Section 423 of the Code (or any successor provision or any other applicable law or regulation).

(c)                Except as provided in Sections 18 and 19(a) hereof, no termination may, without the consent of an affected participant, adversely affect options previously granted; provided, that an Offering Period may be terminated by the Committee on any Exercise Date if the Committee determines that the termination of the Plan is in the best interests of the Company and its shareowners. Except as provided in Sections 18 and 19(a) hereof, no amendment may adversely affect the rights of any options previously granted. The Committee shall determine in its sole discretion for purposes of this Section 19 whether or not a participant’s rights have been “adversely affected.”

20.          Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.          Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed.

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22.          Term of Plan. Subject to the approval by the Board and by the shareowners of the Company at a duly convened meeting of shareowners, the Plan shall be effective as of ________________. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 19 hereof.

23.          Additional Restrictions of Section 16 of the Exchange Act. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of the rules and regulations promulgated under such Section 16. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by such rules and regulations to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

* * *

As adopted by the Board of Directors

and the Shareowners,

effective as of ________________

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EXHIBIT A

CAPITAL CITY BANK GROUP, INC.

2021 ASSOCIATE STOCK PURCHASE PLAN

SUBSCRIPTION AGREEMENT

_____	Original Application	Enrollment Date: ___________________

_____	Change in Payroll Deduction Rate

_____	Change of Beneficiary(ies)

1.            _____________________________________ hereby elects to participate in the Capital City Bank Group, Inc. 2021 Associate Stock Purchase Plan (the “Associate Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Associate Stock Purchase Plan.

2.            I hereby authorize payroll deductions from each paycheck in the amount of (please complete one or the other) (i) _______% (a whole number) of my Compensation, or (ii) $_______, on each payday during the Offering Period in accordance with the Associate Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.            I understand that said payroll deductions will be accumulated for the purchase of shares of Common Stock at applicable Purchase Price determined in accordance with the Associate Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option on the Exercise Date.

4.            I have received a copy of the complete “Capital City Bank Group, Inc. 2021 Associate Stock Purchase Plan.” I understand that my participation in the Associate Stock Purchase Plan is in all respects subject to the terms of the Associate Stock Purchase Plan.

5.            Shares purchased for me under the Associate Stock Purchase Plan should be issued in the name(s) of (Associate or Associate and Spouse Only):______________________________________________________________

_______________________________________________________________________________________________.

6.            I understand that, under current federal income tax law, if I dispose of any shares received by me pursuant to the Plan within the later of (i) two (2) years after the first day of the Offering Period during which I purchased such shares, or (ii) one (1) year after the date I purchased any Common Stock under the Associate Stock Purchase Plan, I will be treated for federal income tax purposes as having made a “disqualifying disposition” and as having received ordinary income at the time of such disposition in an amount equal to the excess of fair market value of the shares at the time such shares were delivered to me over the price which I paid for the shares. The remainder of the gain, if any, recognized on such disqualifying disposition will be taxed as capital gain. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disqualifying disposition of my shares and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon such disqualifying disposition. The Company or applicable Designated Subsidiary may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company or such Subsidiary any tax deductions or benefits attributable to sale or disqualifying disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the two-year holding period, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (b) the excess of the fair market value of the shares over the Purchase Price on the first day of the Offering Period in which the shares were purchased. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.            I hereby agree to be bound by the terms of the Associate Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Associate Stock Purchase Plan.

Associate’s Social Security Number:

Associate’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:_____________________
Signature of Associate

EXHIBIT B

CAPITAL CITY BANK GROUP, INC.

2021 ASSOCIATE STOCK PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Capital City Bank Group, Inc. 2021 Associate Stock Purchase Plan (the “Plan”) which began on ______________, 20__ (the “Enrollment Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. The undersigned hereby directs the Company or applicable Designated Subsidiary to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall thereafter be eligible to participate in succeeding Offering Periods only by delivering to the Company or applicable Designated Subsidiary a new Subscription Agreement within the time period set forth in Section 5 of the Plan.

Name and Address of Participant

Signature

Date:

Appendix D

CAPITAL CITY BANK GROUP, INC.

2021 ASSOCIATE INCENTIVE PLAN

1.            Purpose.  The purpose of the 2021 Associate Incentive Plan (“Plan”) of Capital City Bank Group, Inc. (“Company”) is to provide a means through which the Company and its Subsidiaries may attract able persons to enter and remain in the employ or other service of the Company and its Subsidiaries, and to provide a means whereby those key persons upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their commitment to the welfare of the Company and promoting an identity of interest between shareowners and these key persons.

A further purpose of the Plan is to provide such key persons with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. The Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Phantom Stock Unit Awards and Performance Share Units, or any combination of the foregoing.

2.            Definitions.  The following definitions shall be applicable throughout the Plan.

(a)              “Appreciation Date” shall mean the date designated by a Holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him, which date shall be the date notice of such designation is received by the Committee, or its designee.

(b)              “Award” shall mean, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Phantom Stock Unit Award or Performance Share Unit Award.

(c)              “Award Period” shall mean a period of time within which performance is measured for the purpose of determining whether an award of Performance Share Units has been earned.

(d)              “Board” shall mean the Board of Directors of the Company.

(e)              “Cause” shall mean the Company or a Subsidiary having cause to terminate a Participant’s employment under any existing employment agreement between the Participant and the Company or a Subsidiary or, in the absence of such an employment agreement, upon (i) the determination by the Committee that the Participant has failed to perform his duties to the Company or a Subsidiary (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, (ii) the Committee’s determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or a Subsidiary, or (iii) the Participant having been convicted of a felony.

(f)              “Change in Control” shall, unless the Committee otherwise directs by resolution adopted prior thereto, be deemed to occur if (i) any “person” (as that term is used in Sections 13 and 14(d)(2) of the Securities and Exchange Act of 1934 (“Exchange Act”)) is or becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the voting stock; or (ii) during any 12-month period, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company’s shareowners of each new director was approved by a vote of at least three-quarters of the directors then still in office who were directors at the beginning of the period. Any merger, consolidation or corporate reorganization in which the owners of the Company’s capital stock entitled to vote in the election of directors (“Voting Stock”) prior to said combination, own fifty percent (50%) or more of the resulting entity’s voting stock shall not, by itself, be considered a Change in Control.

(g)              “Code” shall mean the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(h)              “Committee” shall mean a committee appointed by the Board; provided, that to the extent required by Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act, such Committee shall be comprised solely of two or more Non-Employee Directors, as defined in Rule 16b-3(b)(3) under the Exchange Act. All references in this Plan to the “Committee” shall mean the Board if no Committee has been appointed. The initial Committee shall be the Compensation Committee of the Board.

(i)               “Common Stock” shall mean the Common Stock of the Company, one penny ($0.01) par value per share.

(j)               “Company” shall mean Capital City Bank Group, Inc., a Florida corporation.

(k)              “Date of Grant” shall mean the date on which the granting of an Award is authorized or such other date as may be specified in such authorization.

(l)               “Director Fees” shall mean annual retainers, monthly fees or committee meeting fees for serving as directors of the Company or its Subsidiaries.

(m)             “Disability” shall mean the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed when such disability commenced or, if the Participant was retired when such disability commenced, the inability to engage in any substantial gainful activity, as determined by the Committee based upon medical evidence acceptable to it.

(n)              “Eligible Associate” shall mean any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Section 6.

(o)              “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

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(p)             “Fair Market Value” shall mean the average of (i) the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price of the Common Stock on the Nasdaq National Market for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price last quoted by an established quotation service for over-the-counter securities for the ten (10) trading days immediately preceding the date of determination, if the Common Stock is not reported on the Nasdaq National Market. However, if the Common Stock is not publicly-traded at the time an option is granted under the Plan, “Fair Market Value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

(q)             “Holder” shall mean a Participant who has been granted an Option, a Stock Appreciation Right, a Restricted Stock Award, Phantom Stock Unit Award or a Performance Share Unit Award.

(r)               “Incentive Stock Option” shall mean an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an Incentive Stock Option pursuant to Section 422 of the Code.

(s)              “Nonqualified Stock Option” shall mean an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

(t)               “Normal Termination” shall mean termination:

(i)               With respect to the Company or a Subsidiary, at retirement (excluding early retirement) pursuant to the Company retirement plan then in effect;

(ii)             On account of Disability;

(iii)             With the written approval of the Committee; or

(iv)             By the Company or a Subsidiary without cause.

(u)              “Option” shall mean an Award granted under Section 7 of the Plan.

(v)              “Option Period” shall mean the period described in Section 7(c).

(w)             “Participant” shall mean a person who has been selected to participate in the Plan and to receive an Award pursuant to Section 6.

(x)             “Performance Goals” shall mean the performance objectives of the Company during an Award Period or Restricted Period established for the purpose of determining whether, and to what extent, Awards will be earned for an Award Period or Restricted Period.

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(y)             “Performance Share Unit” shall mean a hypothetical investment equivalent equal to one share of Stock granted in connection with an Award made under Section 9 of the Plan.

(z)              “Phantom Stock Unit” shall mean a hypothetical investment equivalent equal to one Share of Stock granted in connection with an Award made under Section 10 of the Plan, or credited with respect to Awards of Performance Share Units which have been deferred under Section 9.

(aa)              “Plan” shall mean the 2021 Associate Incentive Plan of Capital City Bank Group, Inc.

(bb)             “Restricted Period” shall mean, with respect to any share of Restricted Stock, the period of time determined by the Committee during which such share of Restricted Stock is subject to the restrictions set forth in Section 10.

(cc)             “Restricted Stock” shall mean shares of Common Stock issued or transferred to a Participant subject to the restrictions set forth in Section 10 and any new, additional or different securities a Participant may become entitled to receive as a result of adjustments made pursuant to Section 12.

(dd)             “Restricted Stock Award” shall mean an Award granted under Section 10 of the Plan.

(ee)              “Securities Act” shall mean the Securities Act of 1933, as amended.

(ff)             “Stock” shall mean the Common Stock or such other authorized shares of stock of the Company as the Board may from time to time authorize for use under the Plan.

(gg)             “Stock Appreciation Right” or “SAR” shall mean an Award granted under Section 8 of the Plan.

(hh)            “Subsidiary” shall mean any corporation which is a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

(ii)              “Valuation Date” shall mean the last day of an Award Period or the date of death of a Participant, as applicable.

3.            Effective Date, Duration and Shareowner Approval.  Subject to the approval by the Board and by the shareowners of the Company at a duly convened meeting of shareowners, the Plan shall be effective as of ________________. It shall continue in effect for a term of ten (10) years thereafter unless sooner terminated under Section 15 hereof.

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4.            Administration.  The Committee shall administer the Plan. A majority of the members of the Committee shall constitute a quorum.  The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.  Subject to the provisions of the Plan, the Committee shall have exclusive power to:

(a)              Select the persons to be Participants in the Plan;

(b)             Determine the nature and extent of the Awards to be made to each Participant;

(c)              Determine the time or times when Awards will be made;

(d)             Determine the duration of each Award Period;

(e)             Determine the conditions to which the payment of Awards may be subject;

(f)              Establish the Performance Goals for each Award Period;

(g)             Prescribe the form or forms evidencing Awards; and

(h)             Cause records to be established in which there shall be entered, from time to time as Awards are made to Participants, the date of each Award, the number of Incentive Stock Options, Nonqualified Stock Options, SARs, Phantom Stock Units, Performance Share Units and Shares of Restricted Stock awarded by the Committee to each Participant, the expiration date, the Award Period and the duration of any applicable Restricted Period.

The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee’s interpretation of the Plan or any Awards granted pursuant thereto and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Committee.

5.            Grant of Awards. The Committee may, from time to time, grant awards of Options, Stock Appreciation Rights, Restricted Stock, Phantom Stock Units and/or Performance Share Units to one or more Participants; provided, however, that:

(a)              Subject to Section 12, the aggregate number of shares of Stock made subject to Awards may not exceed 700,000, which includes Incentive Stock Option Awards that may not exceed the 700,000 maximum;

(b)             Such shares shall be deemed to have been used in payment of Awards whether they are actually delivered or the Fair Market Value equivalent of such shares is paid in cash. In the event any Option, SAR not attached to an Option, Restricted Stock, Phantom Stock Unit or Performance Share Unit shall be surrendered, terminate, expire, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Awards under the Plan to the fullest extent permitted by the Exchange Act (if applicable at the time); and

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(c)              Stock delivered by the Company in settlement of Awards under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase at prices no higher than the Fair Market Value at the time of purchase.

(d)             Eligibility.  Participants shall be limited to officers, directors (shall mean members of the Board of Directors of the Company, including community and advisory directors who receive Director Fees) and employees of the Company and its Subsidiaries who have received written notification from the Committee that they have been selected to participate in the Plan.

6.            Stock Options.  One or more Incentive Stock Options or Nonqualified Stock Options can be granted to any Participant; provided, however, that Incentive Stock Options may be granted only to Eligible Associates.  Each Option so granted shall be subject to the following conditions.

(a)              Option price. In the case of an Incentive Stock Option or Nonqualified Stock Option, the option price (“Option Price”) per share of Stock shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant.

(b)             Manner of exercise and form of payment. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised, or, in the discretion of the Committee, either (i) in other property having a Fair Market Value on the date of exercise equal to the Option Price, or (ii) by delivering to the Company a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of sale or loan proceeds sufficient to pay the Option Price.

(c)              Other terms and conditions. If the Holder has not died or his relationship as an officer, employee or director with the Company or a Subsidiary has not terminated, the Option shall become exercisable in such manner and within such period or periods (“Option Period”), not to exceed ten (10) years from its Date of Grant, as set forth in the Stock Option Agreement to be entered into in connection therewith.

(i)               Each Option shall lapse in the following situations:

--	Ten (10) years after it is granted;
--	Three (3) months after Normal Termination, except as otherwise provided by the Committee, or
--	Any earlier time set forth in the Stock Option Agreement.

(ii)             If the Holder terminates his relationship as an officer, employee or director with the Company or a Subsidiary otherwise than by Normal Termination or death, the Option shall lapse at the time of termination.

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(iii)             If the Holder dies within the Option Period or within three (3) months after Normal Termination (or such other period as may have been established by the Committee), the Option shall lapse unless it is exercised within the Option Period and in no event later than twelve (12) months after the date of Holder’s death by the Holder’s legal representative or representatives or by the person or persons entitled to do so under the Holder’s last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person entitled to receive said Option under the applicable laws of descent and distribution.

(d)             Stock Option Agreement. Each Option granted under the Plan shall be evidenced by a “Stock Option Agreement” between the Company and the Holder of the Option containing such provisions as may be determined by the Committee, but shall be subject to the following terms and conditions.

(i)               Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof, except as otherwise determined by the terms of the Stock Option Agreement.

(ii)              Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Holder purchases the share or exercises a related SAR or when the Option lapses.

(iii)              Options shall not be transferable by the Holder except by will or the laws of descent and distribution and shall be exercisable during the Holder’s lifetime only by him or her.

(iv)             Each Option shall become exercisable by the Holder in accordance with the vesting schedule (if any) established by the Committee for the Award.

(v)             Each Stock Option Agreement may contain an agreement that, upon demand by the Committee for such a representation, the Holder shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Holder or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(e)              Grants to 10% Holders of Company Voting Stock. Notwithstanding Section 7(a), if an Incentive Stock Option is granted to a Holder who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or of the Company and its Subsidiaries, the period specified in the Stock Option Agreement for which the Option thereunder is granted and at the end of which such Option shall expire shall not exceed five (5) years from the Date of Grant of such Option and the Option Price shall be at least one hundred ten percent (110%) of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

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(f)              Limitation. To the extent the aggregate Fair Market Value (as determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Subsidiaries) exceeds One Hundred Thousand Dollars ($100,000), such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

(g)             Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option and its corresponding SAR, if any, granted under the Plan to be conditioned upon the granting to the Holder of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at the Option Price, during the exercise period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, exercise period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

(h)             Order of Exercise. Options granted under the Plan may be exercised in any order, regardless of the Date of Grant or the existence of any other outstanding Option.

(i)               Notice of Disposition. Participants shall give prompt notice to the Company of any disposition of Stock acquired upon exercise of an Incentive Stock Option if such disposition occurs within either two (2) years after the Date of Grant of such Option and/or one (1) year after the receipt of such Stock by the Holder.

7.            Stock Appreciation Rights.  Any Option granted under the Plan may include a SAR, either at the time of grant or by amendment except that in the case of an Incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option.  The Committee may also award to Participants SARs independent of any Option.  A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

(a)              Vesting. A SAR granted in connection with an Option shall become exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established by the Committee for the Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee.

(b)             Failure to Exercise. If on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR period established by the Committee), the Fair Market value of the Stock exceeds the Option Price, the Holder has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Holder on such last day and the Company shall make the appropriate payment therefor.

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(c)              Payment. The amount of additional compensation which may be received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Stock on the Appreciation Date over the Option Price, as defined in Section 7(a), in the case of a SAR granted in connection with an Option, or the Fair Market Value of one (1) share of Stock on the Date of Grant, in the case of a SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

(d)             Designation of Appreciation Date. A Participant may designate an Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable “window periods” required by Rule 16b-3 under the Exchange Act.

(e)              Expiration. Except as otherwise provided in the case of SARs granted in connection with Options, the SARs shall expire on a date designated by the Committee which is not later than ten (10) years after the date on which the SAR was awarded.

8.            Performance Shares.

(a)              Award Grants. The Committee is authorized to establish Performance Share programs to be effective over designated Award Periods of not less than one (1) year nor more than five (5) years. At the beginning of each Award Period, the Committee will establish in writing Performance Goals based upon financial or other objectives for the Company for such Award Period and a schedule relating the accomplishment of the Performance Goals to the Awards to be earned by Participants. Performance Goals may include absolute or relative growth in earnings per share or rate of return on shareowners’ equity or other measurement of corporate performance and may be determined on an individual basis or by categories of Participants. The Committee may adjust Performance Goals or performance measurement standards as it deems equitable in recognition of extraordinary or non-recurring events experienced during an Award Period by the Company, a Subsidiary or by any other corporation whose performance is relevant to the determination of whether Performance Goals have been attained. The Committee shall determine the number of Performance Share Units to be awarded, if any, to each Participant who is selected to receive an Award. The Committee may add new Participants to a Performance Share program after its commencement by making pro rata grants.

(b)             Determination of Award. At the completion of a Performance Share program, or at other times as specified by the Committee, the Committee shall calculate the amount earned with respect to each Participant’s award by multiplying the Fair Market Value on the Valuation Date by the number of Performance Share Units granted to the Participant and multiplying the amount so determined by a performance factor representing the degree of attainment of the Performance Goals.

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(c)              Partial Awards. A Participant for less than a full Award Period, whether by reason of commencement or termination of employment or otherwise, shall receive such portion of an Award, if any, for that Award Period as the Committee shall determine.

(d)             Payment of Non-deferred Awards. The amount earned with respect to an Award shall be fully payable in shares of Stock based on the Fair Market Value on the Valuation Date; provided, however, that, at its discretion, the Committee may vary such form of payment as to any Participant upon the specific request of such Participant. Except as provided in subparagraph 9(e), payments of Awards shall be made as soon as practicable after the completion of an Award Period.

(e)              Deferral of Payment. A Participant may file a written election with the Committee to defer the payment of any amount otherwise payable pursuant to subparagraph 9(d) on account of an Award to a period commencing at such future date as specified in the election. Such election must be filed with the Committee by the last day of the month which is two-thirds of the way through but in no event later than the last day of the month which is six-months before the end of the Award Period during which the Award is earned, unless the Committee specifies an earlier filing date.

(f)              Separate Accounts. At the conclusion of each Award Period, the Committee shall cause a separate account to be maintained in the name of each Participant with respect to whom all or a portion of an Award of Performance Share Units earned under the Plan has been deferred. All amounts credited to such account shall be fully vested at all times.

(g)             Election of Form of Investment. Within sixty (60) days from the end of each Award Period, and at such time or times, if any, as the Committee may permit, a Participant may file a written election with the Committee of the percentage of the deferred portion of any Award of Performance Share Units which is to be expressed in the form of dollars and credited with interest, the percentage of such Award which is to be expressed in the form of Phantom Stock Units and the percentage of such Award which is to be deemed invested in any other hypothetical investment equivalent from time to time made available under the Plan by the Committee. In the event a Participant fails to file an election within the time prescribed, one hundred percent (100%) of the deferred portion of such Participant’s Award shall be expressed in the form of Phantom Stock Units.

(h)             Interest Portion. The amount of interest credited with respect to the portion of an Award credited to the Participant’s account which is deferred and credited with interest (the “Interest Portion”) shall be equal to the amount such portion would have earned had it been credited with interest from the last day of the Award Period with respect to which the Award was made until the seventh (7th) business day preceding the date as of which payment is made, compounded annually, at the Company’s rate of return on shareowners’ equity for each fiscal year that payment is deferred, or at such other rate as the Committee may from time to time determine. The Committee may, in its sole discretion, credit interest on amounts payable prior to the date on which the Company’s rate of return on shareowners’ equity becomes ascertainable at the rate applicable to deferred amounts during the year immediately preceding the year of payment.

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(i)               Phantom Stock Unit Portion. With respect to the portion of an Award credited to the Participant’s account which is deferred and expressed in the form of Phantom Stock Units (the “Phantom Stock Unit Portion”), the number of Phantom Stock Units so credited shall be equal to the result of dividing (i) the Phantom Stock Unit Portion by (ii) the Fair Market Value on the date the Award Period ended.

(j)               Dividend Equivalents. Within thirty (30) days from the payment of a dividend by the Company on its Stock, the Phantom Stock Unit Portion of each Participant’s account shall be credited with additional Phantom Stock Units the number of which shall be determined by (i) multiplying the dividend per share paid on the Company’s Stock by the number of Phantom Stock Units credited to his account at the time such dividend was declared, then (ii) dividing such amount by the Fair Market Value on the payment date for such dividend.

(k)             Payment of Deferred Awards. Payment with respect to amounts credited to the account of a Participant shall be made in a series of annual installments over a period of ten (10) years, or such other period as the Committee may direct, or as the Committee may allow the Participant to elect, in either case at the time of the original deferral election. Except as otherwise provided by the Committee, each installment shall be withdrawn proportionately from the Interest Portion and from the Phantom Stock Unit Portion of a Participant’s account based on the percentage of the Participant’s account which he originally elected to be credited with interest and with Phantom Stock Units, or, if a later election has been permitted by the Committee and is then in effect, based on the percentage specified in such later election. Payments shall commence on the date specified by the Participant in his deferral election, unless the Committee in its sole discretion, at the time of the original deferral election, determines that payment shall be made over a shorter period or in more frequent installments, or commence on an earlier date, or any or all of the above. If a Participant dies prior to the date on which payment with respect to all amounts credited to his account shall have been completed, payment with respect to such amounts shall be made to the Participant’s estate in a series of annual installments over a period of five (5) years, unless the Committee in its sole discretion determines that payment shall be made over a shorter period or in more frequent installments, or both. To the extent practicable, each installment payable hereunder shall approximate that part of the amount then credited to the Participant’s or his estate's account which, if multiplied by the number of installments remaining to be paid would be equal to the entire amount then credited to the Participant’s account.

(l)               Composition of Payment. The Committee shall cause all payments with respect to deferred Awards to be made in a manner such that not more than one-half of the value of each installment shall consist of Stock. To that end, payment with respect to the Interest Portion and the Phantom Stock Unit Portion of a Participant’s account shall be paid in cash and Stock as the Committee shall determine in its sole discretion. The determination of any amount to be paid in cash for Phantom Stock Units shall be made by multiplying (i) the Fair Market Value of one share of Stock on the date as of which payment is made, by (ii) the number of Phantom Stock Units for which payment is being made. The determination of the number of shares of Stock, if any, to be distributed with respect to the Interest Portion of a Participant’s account shall be made by dividing (i) one-half of the value of such portion on the date as of which payment is made, by (ii) the Fair Market Value of one (1) share of Stock on such date. Fractional shares shall be paid in cash.

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(m)             Alternative Investment Equivalents. If the Committee shall have permitted Participants to elect to have deferred Awards of Performance Share Units invested in one or more hypothetical investment equivalents other than interest or Phantom Stock Units, such deferred Awards shall be credited with hypothetical investment earnings at such rate, manner and time as the Committee shall determine. At the end of the deferral period, payment shall be made in respect of such hypothetical investment equivalents in such manner and at such time as the Committee shall determine.

(n)             Adjustment of Performance Goals. The Committee may, during the Award Period, make such adjustments to Performance Goals as it may deem appropriate, to compensate for, or reflect, any significant changes that may have occurred during such Award Period in (i) applicable accounting rules or principles or changes in the Company’s method of accounting or in that of any other corporation whose performance is relevant to the determination of whether an Award has been earned or (ii) tax laws or other laws or regulations that alter or affect the computation of the measures of Performance Goals used for the calculation of Awards.

9.            Restricted Stock Awards and Phantom Stock Units.

(a)              Award of Restricted Stock and Phantom Stock Units.

(i)               The Committee shall have the authority (1) to grant Restricted Stock and Phantom Stock Unit Awards, (2) to issue or transfer Restricted Stock to Participants, and (3) to establish terms, conditions and restrictions applicable to such Restricted Stock and Phantom Stock Units, including the Restricted Period, which may differ with respect to each grantee, the time or times at which Restricted Stock or Phantom Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

(ii)             The Holder of a Restricted Stock Award shall execute and deliver to the Secretary of the Company an agreement with respect to Restricted Stock and escrow agreement satisfactory to the Committee and the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements and shall pay to the Company, as the purchase price of the shares of Stock subject to such Award, the aggregate par value of such shares of Stock within sixty (60) days following the making of such Award. If a Participant shall fail to execute the agreement, escrow agreement and stock powers or shall fail to pay such purchase price within such period, the Award shall be null and void. Subject to the restrictions set forth in Section 10(b), the Holder shall generally have the rights and privileges of a shareowner as to such Restricted Stock, including the right to vote such Restricted Stock. At the discretion of the Committee, cash and stock dividends with respect to the Restricted Stock may be either currently paid or withheld by the Company for the Holder’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Cash or stock dividends so withheld by the Committee shall not be subject to forfeiture.

(iii)             In the case of a Restricted Stock Award, the Committee shall then cause stock certificates registered in the name of the Holder to be issued and deposited together with the stock powers with an escrow agent to be designated by the Committee. The Committee shall cause the escrow agent to issue to the Holder a receipt evidencing any stock certificate held by it registered in the name of the Holder.

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(iv)              In the case of a Phantom Stock Units Award, no shares of Stock shall be issued at the time the Award is made, and the Company will not be required to set aside a fund for the payment of any such Award. The Committee shall, in its sole discretion, determine whether to credit to the account of, or to currently pay to, each Holder of an Award of Phantom Stock Units an amount equal to the cash dividends paid by the Company upon one share of Stock for each Phantom Stock Unit then credited to such Holder’s account (“Dividend Equivalents”). Dividend Equivalents credited to Holder’s account shall be subject to forfeiture and may bear interest at a rate and subject to such terms as determined by the Committee.

(b)             Restrictions.

(i)               Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the Holder shall not be entitled to delivery of the stock certificate; (2) the shares shall be subject to the restrictions on transferability set forth in the grant; (3) the shares shall be subject to forfeiture to the extent provided in subparagraph (d) and, to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Holder to such shares and as a shareowner shall terminate without further obligation on the part of the Company.

(ii)             Phantom Stock Units awarded to any Participant shall be subject to the following restrictions until the expiration of the Restricted Period: (1) the units shall be subject to forfeiture to the extent provided in subparagraph (d), and to the extent such units are forfeited, all rights of the Holder to such units shall terminate without further obligation on the part of the Company and (2) any other restrictions which the Committee may determine in advance are necessary or appropriate.

(iii)              The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Phantom Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Phantom Stock Award, such action is appropriate.

(c)              Restricted Period. The Restricted Period of Restricted Stock and Phantom Stock Units shall commence on the Date of Grant and shall expire from time to time as to that part of the Restricted Stock and Phantom Stock Units indicated in a schedule established by the Committee with respect to the Award.

(d)             Forfeiture Provisions. In the event a Holder terminates employment or service as a director during a Restricted Period, that portion of the Award with respect to which restrictions have not expired (“Non-Vested Portion”) shall be treated as follows.

(i)               Resignation or discharge:

--	The Non-Vested Portion of the Award shall be completely forfeited.
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(ii)              Normal Termination:

--	The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and shall be received as soon as practicable following termination.

(iii)             Death:

--	The Non-Vested Portion of the Award shall be prorated for service during the Restricted Period and paid to the Participant’s estate as soon as practicable following death.

(e)              Delivery of Restricted Stock and Settlement of Phantom Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Stock covered by a Restricted Stock Award, a stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) shall be delivered without charge to the Holder, or his estate, free of all restrictions under the Plan.

Upon the expiration of the Restricted Period with respect to any Phantom Stock Units covered by a Phantom Stock Unit Award, the Company shall deliver to the Holder or his estate without any charge one share of Stock for each Phantom Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired (“vested unit”) and cash equal to any Dividend Equivalents credited with respect to each such vested unit and the interest thereon, if any; provided, however, that the Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for vested units. If cash payment is made in lieu of delivering Stock, the amount of such payment shall be equal to the Fair Market Value for the date on which the Restricted Period lapsed with respect to such vested unit.

(f)              Payment for Restricted Stock. Except as provided in subparagraph 10(a)(ii), a Holder shall not be required to make any payment for Stock received pursuant to a Restricted Stock Award.

10.            General.

(a)              Additional Provisions of an Award. The award of any benefit under the Plan may also be subject to such other provisions (whether or not applicable to the benefit awarded to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Common Stock through the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares acquired under any form of benefit, provisions giving the Company the right to repurchase shares acquired under any form of benefit in the event the Participant elects to dispose of such shares, and provisions to comply with Federal and state securities laws and Federal and state income tax withholding requirements.

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(b)             Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of stock ownership in respect of shares of stock which are subject to Options or Restricted Stock Awards, Performance Share Unit Awards or Phantom Stock Unit Awards hereunder until such shares have been issued to that person upon exercise of an Option according to its terms or upon sale or grant of those shares in accordance with a Restricted Stock Award, Performance Share Unit Award or Phantom Stock Unit Award.

(c)              Government and Other Regulations. The obligation of the Company to make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. The Company shall be under no obligation to register under the Securities Act any of the shares of Stock issued under the Plan. If the shares issued under the Plan may in certain circumstances be exempt from registration under the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(d)             Tax Withholding. Notwithstanding any other provision of the Plan, the Company or a Subsidiary, as appropriate, shall have the right to deduct from all Awards, to the extent paid in cash, all federal, state or local taxes as required by law to be withheld with respect to such Awards and, in the case of Awards paid in Stock, the Holder or other person receiving such Stock may be required to pay to the Company or a Subsidiary, as appropriate prior to delivery of such Stock, the amount of any such taxes which the Company or Subsidiary is required to withhold, if any, with respect to such Stock. Subject in particular cases to the disapproval of the Committee, the Company may accept shares of Stock of equivalent Fair Market Value in payment of such withholding tax obligations if the Holder of the Award elects to make payment in such manner at least six months prior to the date such tax obligation is determined.

(e)              Claim to Awards and Employment Rights. No employee or other person shall have any claim or right to be granted an Award under the Plan nor, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ of the Company or a Subsidiary.

(f)              Conditions. Each Participant to whom Awards are granted under the Plan shall be required to enter into an Incentive Plan Agreement in a form authorized by the Committee, which may include provisions that the Participant shall not disclose any confidential information of the Company or any of its Subsidiaries acquired during the course of such Participant’s employment.

(g)             Payments Upon Death of Participant. Upon the death of a Participant in the Plan, the Company shall pay the amounts payable with respect to an Award of Performance Share Units, Phantom Share Units or Restricted Stock, if any, due under the Plan to the Participant's estate.

(h)             Payments to Persons Other than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative), may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

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(i)               No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Board and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(j)               Governing Law. The Plan will be administered in accordance with federal laws, or in the absence thereof, the laws of the State of Florida.

(k)             Funding. Except as provided under Section 10, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Holders shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(l)               Nontransferability. A person’s rights and interest under the Plan, including amounts payable, may not be sold, assigned, donated or transferred or otherwise disposed of, mortgaged, pledged or encumbered except by will or the laws of descent and distribution.

(m)              Reliance on Reports. Each member of the Committee shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself.

(n)             Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Subsidiary except as otherwise specifically provided.

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(o)             Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

(p)             Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(q)             Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

11.          Changes in Capital Structure. Unless the Committee specifically determines otherwise, options, SARs, Restricted Stock Awards, Phantom Stock Unit Awards, Performance Share Unit Awards, and any agreements evidencing such Awards, and Performance Goals, shall be subject to adjustment or substitution as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company, or of any other corporation whose performance is relevant to the attainment of Performance Goals hereunder, by reason of stock dividends, stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants in the Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. In addition, unless the Committee specifically determines otherwise, in the event of any such adjustments or substitution, the aggregate number of shares of Stock available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any adjustment in Incentive Stock Options under this Section 12 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12.          Effect of Change in Control.

(a)              In the event of a Change in Control, notwithstanding any vesting schedule provided for hereunder or by the Committee with respect to an Award of Options, SARs, Phantom Stock Units or Restricted Stock, such Option or SAR shall become immediately exercisable with respect to one hundred percent (100%) of the shares subject to such Option or SAR, and the Restricted Period shall expire immediately with respect to one hundred percent (100%) of the Phantom Stock Units or shares of Restricted Stock subject to Restrictions; provided, however, that to the extent that so accelerating the time an Incentive Stock Option may first be exercised would cause the limitation provided in Section 7(f) to be exceeded, such Options shall instead first become exercisable in so many of the next following years as is necessary to comply with such limitation.

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(b)             In the event of a Change in Control, all incomplete Award Periods in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall, (i) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (ii) cause to be paid to each Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Goals, and (iii) cause all previously deferred Awards to be settled in full as soon as possible.

(c)              The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

13.          Payment to Specified Employee. Notwithstanding anything herein to the contrary, to the extent that the Participant is determined to be a specified employee as described in Code Section 409A(2)(B), then payments to the Participant may not be made before the date that is six (6) months after the Participant's separation from service.

14.          Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareowners of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

15.          Amendments and Termination.

(a)              The Committee may, without further action by the shareowners and without receiving further consideration from the participants, amend this Plan or condition or modify awards under this Plan in response to changes in securities or other laws or rules, regulations or regulatory interpretations thereof applicable to this Plan or to comply with applicable self-regulatory organization rules or requirements.

(b)             The Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, except that, without shareowner approval, the Committee may not materially amend the Plan, including, but not limited to, the following:

(i)               materially increase the number of shares of Common Stock to be issued under the Plan (other than pursuant to Sections 12 and 16(a));

(ii)             materially increase benefits to participants, including any material change to (A) permit a repricing (or decrease in exercise price) of outstanding Stock Options, (B) reduce the price at which Stock Options may be offered, or (C) extend the duration of the Plan;

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(iii)             materially expand the class of participants eligible to participate in the Plan; and

(iv)              expand the types of Stock Options or other awards provided under the Plan.

(c)              The termination or any modification or amendment of the Plan, except as provided in subsection (a), shall not without the consent of a participant, affect his or her rights under an award previously granted to him or her.

As adopted by the Board of Directors

and the Shareowners,

effective as of ________________

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY D34142-P50302 CAPITAL CITY BANK GROUP, INC. 217 NORTH MONROE STREET TALLAHASSEE, FL 32301 ATTN: J. KIMBROUGH DAVIS For All Withhold All For All Except CAPITAL CITY BANK GROUP, INC. 4. To adopt the 2021 Associate Stock Purchase Plan 5. To adopt the 2021 Associate Incentive Plan 6. To ratify the appointment of Ernst & Young LLP as our independent registered certified public accounting firm for the current fiscal year ending December 31, 2021 3. To adopt the 2021 Director Stock Purchase Plan 1. Approval of Amended and Restated Articles of Incorporation to Declassify the Board and Provide for Annual Election of Directors The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposals: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All owners must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: In their sole discretion, the proxies may approve such other business as may properly come before the meeting or any adjournment and/or postponements of the meeting. THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTIONS ARE GIVEN ON THE PROXY, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS, AND AS DETERMINED BY THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY BE BROUGHT AT THE MEETING. THE UNDERSIGNED SHAREOWNER(S) HEREBY ACKNOWLEDGE(S) RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT. For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 2. Election of Directors: To elect as directors the nominees listed below to serve until 2022 Annual Meeting (or, in the event Proposal 1 does not pass, to elect the nominees listed in numbers 1 through 3 to serve a three-year term as Class III directors) 01) Robert Antoine 02) Marshall M. Criser III 03) Laura L. Johnson 04) Thomas A. Barron 05) Stanley W. Connally, Jr. 06) J. Everitt Drew 07) Eric Grant 08) Allan G. Bense 09) Cader B. Cox, III 10) John G. Sample, Jr. 11) William G. Smith, Jr. The Board of Directors recommends you vote FOR the following: For Against Abstain For Against Abstain VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on April 26, 2021 for shares held directly and by 11:59 p.m. Eastern Time on April 22, 2021 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/CCBG2021 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on April 26, 2021 for shares held directly and by 11:59 p.m. Eastern Time on April 22, 2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. CAPITAL CITY BANK GROUP, INC. 217 North Monroe Street Tallahassee, Florida 32301 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CAPITAL CITY BANK GROUP, INC. FOR THE ANNUAL MEETING OF SHAREOWNERS APRIL 27, 2021 As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-690-6903, or via the Internet at WWW.PROXYVOTE.COM and follow the simple instructions. Use the sixteen digit Control Number shown on this proxy card. KNOW ALL MEN BY THESE PRESENTS that I, the undersigned shareowner of Capital City Bank Group, Inc. (the “Company”), Tallahassee, Florida, do hereby nominate, constitute and appoint Bethany H. Corum and Dale A. Thompson (collectively, the “Proxies”), or any one of them (with full power to act alone), my true and lawful attorneys and proxies with full power of substitution, for me and in my name, place and stead, to vote all the shares of Common Stock of the Company that the shareowner signing this Proxy Card is entitled to vote at the annual meeting of its shareowners to be held virtually at www.virtualshareholdermeeting.com/CCBG2021 at 10:00 a.m. local time, or at any adjournments or postponements thereof, as instructed on the reverse side of this Proxy Card and in the Proxies’ discretion on other matters. All proxies previously given or executed by the shareowner signing this Proxy Card are hereby revoked. Continued and to be signed on reverse side